THE BEDFORD FAMILY MONEY MARKET PORTFOLIOS
                                       OF
                               THE RBB FUND, INC.


                             Money Market Portfolio

                        Municipal Money Market Portfolio

                  Government Obligations Money Market Portfolio

     This prospectus gives vital information about these money market mutual funds, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

     Please note that these funds:

     o are not bank deposits;

     o are not federally insured;

     o are not obligations of, or guaranteed or endorsed by PNC Bank, National Association, PFPC Trust Company or any other bank;

     o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

     o are not guaranteed to achieve their goal(s);

     o may not be able to maintain a stable $1 share price and you may lose money.


--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
PROSPECTUS                                                     December 31, 2000
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
TABLE OF CONTENTS
--------------------------------------------------------------------------------


    INTRODUCTION TO THE RISK/RETURN SUMMARY ..........................    5

    PORTFOLIO DESCRIPTION

         Money Market ................................................    6

         Municipal Money Market ......................................   11

         Government Obligations Money Market .........................   16

    PORTFOLIO MANAGEMENT

         Investment Adviser ..........................................   21

         Service Provider Chart ......................................   22

    SHAREHOLDER INFORMATION

         Pricing Shares ..............................................   23

         Purchase of Shares ..........................................   23

         Redemption of Shares ........................................   25

         Dividends and Distributions .................................   27

         Taxes .......................................................   27

    DISTRIBUTION ARRANGEMENTS ........................................   28

    FOR MORE INFORMATION .....................................   Back Cover


=======================================
A LOOK AT THE GOALS, STRATEGIES, RISKS,
EXPENSES AND FINANCIAL HISTORY OF EACH
PORTFOLIO.

DETAILS ABOUT THE SERVICE PROVIDERS.

POLICIES AND INSTRUCTIONS FOR
OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN ANY OF
THE PORTFOLIOS.

DETAILS ON DISTRIBUTION PLANS.
=======================================

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

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

     This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bedford Classes of The RBB Fund, Inc. (the "Company").

     The three classes of common stock (each a "Bedford Class") of the Company offered by this Prospectus represent interests in the Bedford Classes of the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio. This Prospectus and the Statement of Additional Information incorporated herein relate solely to the Bedford Classes of the Company.

     This Prospectus has been organized so that each Portfolio has its own short section with important facts about that particular Portfolio. Once you read the short sections about the Portfolios that interest you, read the sections about Purchase and Redemption of Shares of the Bedford Classes ("Bedford Shares" or "Shares"). These sections apply to all the Portfolios offered by this Prospectus.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

================================================================================
     IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the fund, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================

INVESTMENT GOAL

     The fund seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES.

     To achieve this goal, we invest in a diversified portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

     Specifically, we may invest in:

     1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).


     2) High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, or F-2 or higher by Fitch, as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies.These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.


     3) Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

     5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

     6)   Dollar-denominated   securities   issued  or   guaranteed  by  foreign
governments or their political subdivisions, agencies or authorities.

     7) Securities issued or guaranteed by state or local governmental bodies.

     8) Repurchase agreements relating to the above instruments.

     The fund seeks to maintain a net asset value of $1.00 per share.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the fund will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

     KEY RISKS

     The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     The fund's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

     The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

     Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

     The obligations issued or guaranteed by state or local government bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the fund.

     Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. The U.S. Government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the fund.

     The fund's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the fund earlier or later than expected. These events may affect their value and the return on your investment.

     The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

     We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. WHEN YOU INVEST IN THIS FUND YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.


     RISK / RETURN INFORMATION

     The chart and table below give you a picture of the variability of the fund's long-term performance for Bedford Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the fund's performance would be reduced.

AS OF 12/31
ANNUAL TOTAL RETURNS

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990       7.66%
1991       3.75%
1992       3.09%
1993       2.41%
1994       3.49%
1995       5.18%
1996       4.65%
1997       4.88%
1998       4.75%
1999       4.38%



Year-to-date total return for the nine months ended September 30, 2000:    5.54%
Best Quarter:             7.88%     (quarter ended 6/30/90)
Worst Quarter:            2.34%     (quarter ended 6/30/93)

AS OF 12/31/99
AVERAGE ANNUAL TOTAL RETURNS

                               1 YEAR            5 YEARS         10 YEARS
                               ------            -------         --------
MONEY MARKET                   4.38%             4.79%             4.61%

     CURRENT YIELD: The seven-day yield for the period ended 12/31/99 for the fund was 4.89%. Past performance is not an indication of future results. Yields will vary. You may call (800) 533-7719 to obtain the current seven-day yield of the fund.

EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the fund. The table is based on expenses for the most recent fiscal year.

     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from fund assets)

     Management Fees1 .......................................   0.36%


     Distribution and service (12b-1) fees2 .................   0.65%

     Other expenses3 ........................................   0.09%
                                                                -----
     Total annual fund operating expenses4 ..................   1.10%
                                                                =====

     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the fund during the current fiscal year ending August 31, 2001. As a result of the fee waiver, current management fees of the fund are 0.28% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the fund's consent.

     2. Distribution and service (12b-1) fees have been restated to reflect current fees being paid in the current fiscal year.


     3. "Other expenses" for the current fiscal year are expected to be less than the amounts shown above because certain of the fund's service providers are waiving a portion of their fees and/or reimbursing the fund for certain other expenses. As a result of these fee waivers, "Other expenses" of the fund are estimated to be 0.07%. These waivers and reimbursements are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the fund's consent.

     4. As a result of the fee waivers and/or reimbursements set forth in notes 1 and 3, the total annual fund operating expenses which are estimated to be incurred during the current fiscal year are 1.00%. Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time at the option of BIMC or the fund's service providers.


     EXAMPLE:

     The example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                      1 YEAR            3 YEARS         5 YEARS         10 YEARS
                      ------            -------         -------         --------
BEDFORD SHARES         $112               $350            $606           $1,340



================================================================================
     IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for portfolio management services.

OTHER EXPENSES: Includes administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.
================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the fund's financial statements which, together with the report of independent accountants, are included in the fund's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS (b)
     (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                             MONEY MARKET PORTFOLIO

                                                    FOR THE           FOR THE         FOR THE          FOR THE         FOR THE
                                                  YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1997  AUGUST 31, 1996
                                                ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value at beginning of year ............   $   1.00        $   1.00         $   1.00      $     1.00       $     1.00
                                                    --------        --------         --------      ----------       ----------
Income from investment operations
   Net investment income ........................     0.0512          0.0425           0.0473          0.0462           0.0469
                                                    --------        --------         --------      ----------       ----------
     Total from investment operations ...........     0.0512          0.0425           0.0473          0.0462           0.0469
                                                    --------        --------         --------      ----------       ----------
Less distributions
   Dividends (from net investment income) .......    (0.0512)        (0.0425)         (0.0473)        (0.0462)         (0.0469)
                                                    --------        --------         --------      ----------       ----------
     Total distributions ........................    (0.0512)        (0.0425)         (0.0473)        (0.0462)         (0.0469)
                                                    --------        --------         --------      ----------       ----------
Net asset value at end of year ..................   $   1.00        $   1.00         $   1.00      $     1.00       $     1.00
                                                    ========        ========         ========      ==========       ==========
Total Return ....................................      5.24%           4.34%            4.84%           4.72%            4.79%
Ratios/Supplemental Data
   Net assets at end of year (000s) .............   $423,977        $360,123         $762,739      $1,392,911       $1,109,334
   Ratios of expenses to average net assets
     After advisory/administration fee waivers ..     .97%(a)         .97%(a)          .97%(a)         .97%(a)          .97%(a)
   Ratios of net investment income to average net
     assets
     After advisory/administration fee waivers ..      5.15%           4.25%            4.73%           4.62%            4.69%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.05%, 1.08%, 1.10%, 1.12% and 1.14% for the years ended August 31, 2000, 1999,
     1998, 1997 and 1996, respectively.

(b) Financial Highlights relate solely to the Bedford Class of shares within the portfolio.

MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


================================================================================
     IMPORTANT DEFINITIONS

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the fund, the more weight it gets in calculating this average.

GENERAL OBLIGATION BONDS: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL SECURITY: A short-term obligation issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities.

NET ASSET VALUE (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

REVENUE BONDS: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

TAX-EXEMPT COMMERCIAL PAPER: Short-term Municipal Securities with maturities of 1 to 270 days.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================

INVESTMENT GOAL

     The fund seeks to generate current income exempt from federal income taxes, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

     To achieve this goal, we invest in a diversified portfolio of Municipal Securities. Specifically, we may invest in:


     1) Fixed and variable rate notes and similar debt instruments rated or issued by issuers who have ratings at the time of purchase of MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch (or guaranteed or otherwise supported by entities with such ratings).

     2) Tax-exempt commercial paper and similar debt instruments rated or issued by issuers who have ratings at the time of purchase of Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch (or guaranteed or otherwise supported by entities with such ratings).

     3) Municipal bonds rated or issued by issuers who have ratings at the time of purchase of Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch (or guaranteed or otherwise supported by entities with such ratings).


     4) Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

     The fund seeks to maintain a net asset value of $1.00 per share.

     We normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax or subject to the Federal Alternative Minimum Tax.

     The fund may hold uninvested cash reserves during temporary defensive periods or, if in our opinion suitable Municipal Securities are not available. The fund may hold all of its assets in uninvested cash reserves during temporary defensive periods. Uninvested cash will not earn income.

     We intend to have no more than 25% of its total assets in Municipal Securities of issuers located in the same state.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the fund will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments) will be purchased.

     KEY RISKS

     The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Risk exists that a municipality will not honor moral obligation bonds. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

     There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

     The fund may invest in bonds whose interest may be subject to the Federal Alternative Minimum Tax. Interest received on these bonds by a taxpayer subject to the Federal Alternative Minimum Tax is taxable.

     We may invest 25% or more of assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

     We will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do our own analysis regarding tax-free status.

     The fund may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. WHEN YOU INVEST IN THIS FUND YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.


     RISK / RETURN INFORMATION

     The chart and table below give you a picture of the variability of the fund's long-term performance for Bedford Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the fund's performance would be reduced.

AS OF 12/31
ANNUAL TOTAL RETURNS

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   5.32%
1991   3.85%
1992   2.40%
1993   1.86%
1994   2.25%
1995   3.14%
1996   2.89%
1997   2.95%
1998   2.77%
1999   2.52%



Year-to-date total return for the nine months ended September 30, 2000:    3.22%
Best Quarter:             5.51%     (quarter ended 6/30/90)
Worst Quarter:            1.74%     (quarter ended 3/31/94)



AS OF 12/31/99
AVERAGE ANNUAL TOTAL RETURNS
                            1 YEAR            5 YEARS         10 YEARS
                            ------            -------         --------
MUNICIPAL MONEY MARKET      2.52%             3.14%             3.13%

     CURRENT YIELD: The seven-day yield for the period ended 12/31/99 for the fund was 3.45%. Past performance is not an indication of future results. Yields will vary. You may call (800) 533-7719 to obtain the current seven-day yield of the fund.

     EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the fund. The table is based on expenses for the most recent fiscal year.

     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from fund assets)


     Management Fees(1) .....................................   0.35%

     Distribution and service (12b-1) fees(2) ...............   0.65%

     Other expenses(3) ......................................   0.26%
                                                                -----
     Total annual fund operating expenses(4) ................   1.26%
                                                                =====


     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the fund during the current fiscal year ended August 31, 2001. As a result of the fee waiver, current management fees of the fund are 0.03% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the fund's consent.

     2. Distribution and service (12b-1) fees have been restated to reflect current fees being paid in the current fiscal year.


     3. "Other expenses" for the current fiscal year are expected to be less than the amounts shown above because certain of the fund's service providers are waiving a portion of their fees and/or reimbursing the fund for certain other expenses. As a result of these fee waivers, "Other expenses" of the fund are estimated to be 0.22%. These waivers and reimbursements are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the fund's consent.

     4. As a result of the fee waivers and/or reimbursements set forth in notes 1 and 3, the total annual fund operating expenses which are estimated to be incurred during the current fiscal year are 0.90%. Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time at the option of BIMC or the fund's service providers.

     EXAMPLE:

     The example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                 1 YEAR           3 YEARS            5 YEARS          10 YEARS
                 ------           -------            -------          --------
BEDFORD SHARES    $128              $400              $692             $1,522



================================================================================
     IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for portfolio management services.

OTHER EXPENSES: Includes administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.
================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the fund's financial statements which, together with the report of independent accountants, are included in the fund's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS (b)
     (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                        MUNICIPAL MONEY MARKET PORTFOLIO

                                                    FOR THE         FOR THE           FOR THE          FOR THE         FOR THE
                                                  YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1997  AUGUST 31, 1996
                                                ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value at beginning of year ............   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                    --------         --------         --------         --------         --------
Income from investment operations
   Net investment income ........................     0.0301           0.0243           0.0286           0.0285           0.0288
                                                    --------         --------         --------         --------         --------
     Total from investment operations ...........     0.0301           0.0243           0.0286           0.0285           0.0288
                                                    --------         --------         --------         --------         --------
Less distributions
   Dividends (from net investment income) .......    (0.0301)         (0.0243)         (0.0286)         (0.0285)         (0.0288)
                                                    --------         --------         --------         --------         --------
     Total distributions ........................    (0.0301)         (0.0243)         (0.0286)         (0.0285)         (0.0288)
                                                    --------         --------         --------         --------         --------
Net asset value at end of year ..................   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                    ========         ========         ========         ========         ========
Total Return ....................................      3.05%            2.46%            2.97%            2.88%            2.92%
Ratios/Supplemental Data
   Net assets at end of year (in thousands) .....   $131,201         $150,278         $147,633         $213,034         $201,940
Ratios of expenses to average net assets
     After advisory/administration fee waivers ..     .89%(a)          .89%(a)          .89%(a)          .85%(a)          .84%(a)
Ratios of net investment income to average
   net assets
     After advisory/administration fee waivers ..      2.98%            2.43%            2.86%            2.85%            2.88%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.21%, 1.15%, 1.15%, 1.14% and 1.12% for the years ended August 31, 2000,
    1999, 1998, 1997 and 1996, respectively.


(b) Financial Highlights relate solely to the Bedford Class of shares within the portfolio.

GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT GOAL

     The fund seeks to generate current income to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

     To achieve this goal, we invest exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and related repurchase agreements.

     The fund seeks to maintain a net asset value of $1.00 per share.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. The fund may also purchase unrated securities determined by us to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the fund will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

     SECURITIES LENDING

     The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

================================================================================
     IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the fund, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================

     KEY RISKS

     The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. The U.S. Government gives no assurances that it will provide financial support if it is not obligated to do so by law. Default in these issuers could negatively impact the fund.

     The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

     We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt. Therefore, the fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.


     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. WHEN YOU INVEST IN THIS FUND YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.

     RISK/RETURN INFORMATION

     The chart and table below give you a picture of the variability of the fund's long-term performance for Bedford Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the fund's performance would be reduced.


AS OF 12/31
ANNUAL TOTAL RETURNS


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   7.44%
1991   5.42%
1992   3.01%
1993   2.29%
1994   3.41%
1995   5.06%
1996   4.54%
1997   4.68%
1998   4.59%
1999   4.22%

Year-to-date total return for the nine months ended September 30, 2000:    5.34%
Best Quarter:           7.58%       (quarter ended 6/30/90)
Worst Quarter:          2.29%       (quarter ended 3/31/94)


AS OF 12/31/99
AVERAGE ANNUAL TOTAL RETURNS

                                         1 YEAR          5 YEARS       10 YEARS
                                         ------          -------       --------
GOVERNMENT OBLIGATIONS MONEY MARKET      4.22%           4.62%           4.46%

     CURRENT YIELD: The seven-day yield for the period ended 12/31/99 for the fund was 4.38%. Past performance is not an indication of future results. Yields will vary. You may call (800) 533-7719 to obtain the current seven-day yield of the fund.

     EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the fund. The table is based on expenses for the most recent fiscal year.

     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from fund assets)


     Management Fees(1) .....................................   0.43%

     Distribution and service (12b-1) fees(2) ...............   0.65%

     Other expenses .........................................   0.09%
                                                                -----
     Total annual fund operating expenses(3) ................   1.17%
                                                                =====


     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the fund during the current fiscal year ending August 31, 2001. As a result of the fee waiver, current management fees of the fund are 0.26% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the fund's consent.

     2. Distribution and service (12b-1) fees have been restated to reflect current fees being paid in the current fiscal year.

     3. As a result of the fee waiver set forth in note 1, the total annual fund operating expenses which are estimated to be incurred during the current fiscal year are 1.00%. Although this fee waiver is expected to remain in effect for the current fiscal year, it is voluntary and may be terminated at any time at the option of BIMC.

EXAMPLE:


     The example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                  1 YEAR           3 YEARS           5 YEARS           10 YEARS
                  ------           -------           -------           --------
BEDFORD SHARES     $119              $372              $644             $1,420


================================================================================
     IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for portfolio management services.

OTHER EXPENSES: Includes administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.
================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the fund's financial statements which, together with the report of independent accountants, are included in the fund's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS (b)
     (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                                                    FOR THE          FOR THE          FOR THE          FOR THE         FOR THE
                                                  YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1997  AUGUST 31, 1996
                                                ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value at beginning of year ............   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                    --------         --------         --------         --------         --------
Income from investment operations
   Net investment income ........................     0.0492           0.0409           0.0464           0.0449           0.0458
                                                    --------         --------         --------         --------         --------
     Total from investment operations ...........     0.0492           0.0409           0.0464           0.0449           0.0458
                                                    --------         --------         --------         --------         --------
Less distributions
   Dividends (from net investment income) .......    (0.0492)         (0.0409)         (0.0464)         (0.0449)         (0.0458)
                                                    --------         --------         --------         --------         --------
     Total distributions ........................    (0.0492)         (0.0409)         (0.0464)         (0.0449)         (0.0458)
                                                    --------         --------         --------         --------         --------
Net asset value at end of year ..................   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                    ========         ========         ========         ========         ========
     Total Return ...............................      5.03%            4.17%            4.74%            4.59%            4.68%
Ratios/Supplemental Data
   Net assets at end of year (in thousands) .....   $102,322         $113,050         $128,447         $209,715         $192,599
   Ratios of expenses to average net assets
     After advisory/administration fee waivers ..    .977%(a)         .975%(a)         .975%(a)         .975%(a)         .975%(a)
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers ..      4.92%            4.09%            4.63%            4.49%            4.58%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.12%, 1.13%, 1.10%, 1.09% and 1.10% for the years ended August 31, 2000, 1999, 1998, 1997 and 1996, respectively.


(b) Financial Highlights relate solely to the Bedford Class of shares within the portfolio.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

     INVESTMENT ADVISER


     BIMC, a majority-owned indirect subsidiary of PNC Bank, N.A. serves as investment adviser and is responsible for all purchases and sales of each fund's portfolio securities. BIMC and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $57.7 billion. BIMC (formerly known as PNC Institutional Management Corporation or PIMC) was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809.

     For the fiscal year ended August 31, 2000, BIMC received the following fees as a percentage of each fund's average net assets:

     Money Market Portfolio                                  .280%
     Municipal Money Market Portfolio                        .030%
     Government Obligations Money Market Portfolio           .260%


     The following chart shows the funds' other service providers and includes their addresses and principal activities.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF PRINTED GRAPHIC

================================================================================
                                  SHAREHOLDERS
================================================================================

Distribution and Shareholder Services

================================================================================
                              PRINCIPAL DISTRIBUTOR


                          PROVIDENT DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406


                        Distributes shares of the funds.


       Effective on or about January 2, 2001, PFPC Distributors, Inc. will serve as the distributor of the Company's shares.
================================================================================



================================================================================
                                 TRANSFER AGENT

                                    PFPC INC.

                              400 BELLEVUE PARKWAY

                               WILMINGTON, DE19809

           Handles shareholder services, including record-keeping and statements, distribution of dividends and processing of
                             buy and sell requests.
================================================================================


Asset
Management

================================================================================
                               INVESTMENT ADVISER

                             BLACKROCK INSTITUTIONAL
                             MANAGEMENT CORPORATION
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

             Manages each fund's business and investment activities.
================================================================================

================================================================================
                                    CUSTODIAN


                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153


   Holds each fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each fund's net asset value ("NAV").
================================================================================


Fund
Operations

================================================================================
                             ADMINISTRATOR AND FUND

                                ACCOUNTING AGENT
                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

 Provides facilities, equipment and personnel to carry out administrative services related to each fund and calculates each fund's
                        NAV, dividends and distributions.
================================================================================

================================================================================
                               BOARD OF DIRECTORS

                        Supervises the funds' activities.
================================================================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES

     The price of your shares is also referred to as the net asset value (NAV).

     The NAV is determined twice daily at 12:00 noon and at 4:00 p.m., Eastern Time, each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. It is calculated by dividing a fund's total assets, less its liabilities, by the number of shares outstanding.

     Each fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

PURCHASE OF SHARES

     GENERAL. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

     Purchases will be effected at the net asset value next determined after PFPC, the Company's transfer agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Company by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Company as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this Prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

     A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the

Bedford Class designated by you as the "Primary Bedford Class" for your Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker. As a participant in a Purchase Program, you may change the designation of the Primary Bedford Class at any time by so instructing your broker.

     If your broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 12:00 noon Eastern Time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC. Otherwise, if the broker has not made such an arrangement, pricing of shares will occur as described above under "General".

     DIRECT PURCHASES. You may also make direct investments at any time in any Bedford Class you select through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment in any of the Bedford Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which you wish to invest, and mailing it, together with a check payable to "The Bedford Family" to the Bedford Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

     Provided that your investment is at least $2,500, you may also purchase Shares in any of the Bedford Classes by having your bank or Dealer wire Federal Funds to the Company's Custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

         A. Telephone the Company's transfer agent, PFPC, toll-free (800) 533-7719 and provide your name, address, telephone number, Social Security or Tax Identification Number, the Bedford Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank.
               PNC Bank, N.A., Philadelphia, PA ABA-0310-0005-3.
               FROM: (your name)
               ACCOUNT NUMBER: (your account number with the Portfolio)
               FOR PURCHASE OF: (name of the Portfolio)
               AMOUNT: (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

     For subsequent investments, you should follow steps A and B above.

     RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax adviser.

REDEMPTION OF SHARES

     GENERAL. Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     Your brokerage firm may also redeem each day a sufficient number of Shares of the Primary Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The Bedford Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer
Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must file a Telephone Authorization Form with PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request the redemption by calling (800) 533-7719. Neither the Company, the Distributor, the Portfolios, the Administrator nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. This procedure enables you to continue to receive dividends on your Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank.
Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds.

     The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in a Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

     If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a fund.

DIVIDENDS AND DISTRIBUTIONS

     The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of each fund to each fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Bedford Class unless a shareholder elects otherwise. The net investment income (not including any net short-term capital gains) earned by each fund will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

     Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


     If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.


     Although distributions from the Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


     Bedford Shares of the funds are sold without a sales load on a continuous basis by Provident Distributors, Inc., whose principal business address is at 3200 Horizon Drive, King of Prussia, PA 19406. Effective on or about January 2, 2001, PFPC Distributors, Inc. will serve as the distributor of the Company's shares.

     The Board of Directors of the Company approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .65% of the average daily net assets of the relevant Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.


     Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant
Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Classes as well as for related direct mail, advertising and promotional expenses.

     Each of the Plans obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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

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

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.







INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware


DISTRIBUTOR
Provident Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania


ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania




                                     MORGAN
                                     KEEGAN

                          Morgan Keegan & Company, Inc.
                         Members New York Stock Exchange



PROSPECTUS
THE BEDFORD FAMILY






MONEY MARKET PORTFOLIO
---------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
---------------------------------
GOVERNMENT OBLIGATIONS
MONEY MARKET PORTFOLIO
---------------------------------




DECEMBER 31, 2000

FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Family is available free, upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

     These reports contain additional information about each of the funds' investments, describe the funds' performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies for the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


     A Statement of Additional Information, dated December 31, 2000 (SAI), has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Bedford Family, may be obtained free of charge, along with the Bedford Family annual and semi-annual reports, by calling (800) 533-7719. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally considered a part of this Prospectus).


SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 533-7719.

PURCHASES AND REDEMPTIONS

     Call your broker or (800) 533-7719.

WRITTEN CORRESPONDENCE


Post Office Address:                Bedford Family
                                    c/o PFPC Inc.
                                    PO Box 8950
                                    Wilmington, DE 19899-8950

Street Address:                     Bedford Family
                                    c/o PFPC Inc.
                                    400 Bellevue Parkway
                                    Wilmington, DE 19809


SECURITIES AND EXCHANGE COMMISSION (SEC)


     You may also view information about The RBB Fund, Inc. and the fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address:
PUBLICINFO@SEC.GOV., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.


                    INVESTMENT COMPANY ACT FILE NO. 811-05518

                    THE BEDFORD FAMILY MONEY MARKET PORTFOLIOS
                                       OF
                               THE RBB FUND, INC.


                             Money Market Portfolio

                        Municipal Money Market Portfolio

                  Government Obligations Money Market Portfolio

     This prospectus gives vital information about these money market mutual funds, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

     Please note that these funds:

     o are not bank deposits;

     o are not federally insured;

     o are not obligations of, or guaranteed or endorsed by PNC Bank, National Association, PFPC Trust Company or any other bank;

     o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

     o are not guaranteed to achieve their goal(s);

     o may not be able to maintain a stable $1 share price and you may lose money.


--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
PROSPECTUS                                                     December 31, 2000

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
TABLE OF CONTENTS
--------------------------------------------------------------------------------


    INTRODUCTION TO THE RISK/RETURN SUMMARY ..........................    5

    PORTFOLIO DESCRIPTION

         Money Market ................................................    6

         Municipal Money Market ......................................   11

         Government Obligations Money Market .........................   16

    PORTFOLIO MANAGEMENT

         Investment Adviser ..........................................   21

         Service Provider Chart ......................................   22

    SHAREHOLDER INFORMATION

         Pricing Shares ..............................................   23

         Purchase of Shares ..........................................   23

         Redemption of Shares ........................................   25

         Dividends and Distributions .................................   27

         Taxes .......................................................   27

    DISTRIBUTION ARRANGEMENTS ........................................   28

    FOR MORE INFORMATION .....................................   Back Cover


=======================================
A LOOK AT THE GOALS, STRATEGIES, RISKS,
EXPENSES AND FINANCIAL HISTORY OF EACH
PORTFOLIO.

DETAILS ABOUT THE SERVICE PROVIDERS.

POLICIES AND INSTRUCTIONS FOR
OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN ANY OF
THE PORTFOLIOS.

DETAILS ON DISTRIBUTION PLANS.
=======================================

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

     This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bedford Classes of The RBB Fund, Inc. (the "Company").

     The three classes of common stock (each a "Bedford Class") of the Company offered by this Prospectus represent interests in the Bedford Classes of the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio. This Prospectus and the Statement of Additional Information incorporated herein relate solely to the Bedford Classes of the Company.

     This Prospectus has been organized so that each Portfolio has its own short section with important facts about that particular Portfolio. Once you read the short sections about the Portfolios that interest you, read the sections about Purchase and Redemption of Shares of the Bedford Classes ("Bedford Shares" or "Shares"). These sections apply to all the Portfolios offered by this Prospectus.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

================================================================================
     IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the fund, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================

INVESTMENT GOAL

     The fund seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES.

     To achieve this goal, we invest in a diversified portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

     Specifically, we may invest in:

     1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).


     2) High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, or F-2 or higher by Fitch, as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies.These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.


     3) Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

     5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

     6)   Dollar-denominated   securities   issued  or   guaranteed  by  foreign
governments or their political subdivisions, agencies or authorities.

     7) Securities issued or guaranteed by state or local governmental bodies.

     8) Repurchase agreements relating to the above instruments.

     The fund seeks to maintain a net asset value of $1.00 per share.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the fund will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

     KEY RISKS

     The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     The fund's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

     The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

     Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

     The obligations issued or guaranteed by state or local government bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the fund.

     Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. The U.S. Government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the fund.

     The fund's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the fund earlier or later than expected. These events may affect their value and the return on your investment.

     The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

     We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. WHEN YOU INVEST IN THIS FUND YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.


     RISK / RETURN INFORMATION

     The chart and table below give you a picture of the variability of the fund's long-term performance for Bedford Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the fund's performance would be reduced.

AS OF 12/31
ANNUAL TOTAL RETURNS

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990       7.66%
1991       3.75%
1992       3.09%
1993       2.41%
1994       3.49%
1995       5.18%
1996       4.65%
1997       4.88%
1998       4.75%
1999       4.38%



Year-to-date total return for the nine months ended September 30, 2000:    5.54%
Best Quarter:             7.88%     (quarter ended 6/30/90)
Worst Quarter:            2.34%     (quarter ended 6/30/93)

AS OF 12/31/99
AVERAGE ANNUAL TOTAL RETURNS

                               1 YEAR            5 YEARS         10 YEARS
                               ------            -------         --------
MONEY MARKET                   4.38%             4.79%             4.61%

     CURRENT YIELD: The seven-day yield for the period ended 12/31/99 for the fund was 4.89%. Past performance is not an indication of future results. Yields will vary. You may call (800) 533-7719 to obtain the current seven-day yield of the fund.

EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the fund. The table is based on expenses for the most recent fiscal year.

     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from fund assets)

     Management Fees(1) .....................................   0.36%


     Distribution and service (12b-1) fees(2) ...............   0.65%

     Other expenses(3) ......................................   0.09%
                                                                -----
     Total annual fund operating expenses(4) ................   1.10%
                                                                =====

     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the fund during the current fiscal year ending August 31, 2001. As a result of the fee waiver, current management fees of the fund are 0.28% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the fund's consent.

     2. Distribution and service (12b-1) fees have been restated to reflect current fees being paid in the current fiscal year.


     3. "Other expenses" for the current fiscal year are expected to be less than the amounts shown above because certain of the fund's service providers are waiving a portion of their fees and/or reimbursing the fund for certain other expenses. As a result of these fee waivers, "Other expenses" of the fund are estimated to be 0.07%. These waivers and reimbursements are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the fund's consent.

     4. As a result of the fee waivers and/or reimbursements set forth in notes 1 and 3, the total annual fund operating expenses which are estimated to be incurred during the current fiscal year are 1.00%. Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time at the option of BIMC or the fund's service providers.


     EXAMPLE:

     The example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                      1 YEAR            3 YEARS         5 YEARS         10 YEARS
                      ------            -------         -------         --------
BEDFORD SHARES         $112               $350            $606           $1,340



================================================================================
     IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for portfolio management services.

OTHER EXPENSES: Includes administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.
================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the fund's financial statements which, together with the report of independent accountants, are included in the fund's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS (b)
     (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                             MONEY MARKET PORTFOLIO

                                                    FOR THE           FOR THE         FOR THE          FOR THE         FOR THE
                                                  YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1997  AUGUST 31, 1996
                                                ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value at beginning of year ............   $   1.00        $   1.00         $   1.00      $     1.00       $     1.00
                                                    --------        --------         --------      ----------       ----------
Income from investment operations
   Net investment income ........................     0.0512          0.0425           0.0473          0.0462           0.0469
                                                    --------        --------         --------      ----------       ----------
     Total from investment operations ...........     0.0512          0.0425           0.0473          0.0462           0.0469
                                                    --------        --------         --------      ----------       ----------
Less distributions
   Dividends (from net investment income) .......    (0.0512)        (0.0425)         (0.0473)        (0.0462)         (0.0469)
                                                    --------        --------         --------      ----------       ----------
     Total distributions ........................    (0.0512)        (0.0425)         (0.0473)        (0.0462)         (0.0469)
                                                    --------        --------         --------      ----------       ----------
Net asset value at end of year ..................   $   1.00        $   1.00         $   1.00      $     1.00       $     1.00
                                                    ========        ========         ========      ==========       ==========
Total Return ....................................      5.24%           4.34%            4.84%           4.72%            4.79%
Ratios/Supplemental Data
   Net assets at end of year (000s) .............   $423,977        $360,123         $762,739      $1,392,911       $1,109,334
   Ratios of expenses to average net assets
     After advisory/administration fee waivers ..     .97%(a)         .97%(a)          .97%(a)         .97%(a)          .97%(a)
   Ratios of net investment income to average net
     assets
     After advisory/administration fee waivers ..      5.15%           4.25%            4.73%           4.62%            4.69%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.05%, 1.08%, 1.10%, 1.12% and 1.14% for the years ended August 31, 2000, 1999,
     1998, 1997 and 1996, respectively.

(b) Financial Highlights relate solely to the Bedford Class of shares within the portfolio.

MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


================================================================================
     IMPORTANT DEFINITIONS

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the fund, the more weight it gets in calculating this average.

GENERAL OBLIGATION BONDS: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL SECURITY: A short-term obligation issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities.

NET ASSET VALUE (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

REVENUE BONDS: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

TAX-EXEMPT COMMERCIAL PAPER: Short-term Municipal Securities with maturities of 1 to 270 days.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================

INVESTMENT GOAL

     The fund seeks to generate current income exempt from federal income taxes, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

     To achieve this goal, we invest in a diversified portfolio of Municipal Securities. Specifically, we may invest in:


     1) Fixed and variable rate notes and similar debt instruments rated or issued by issuers who have ratings at the time of purchase of MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch (or guaranteed or otherwise supported by entities with such ratings).

     2) Tax-exempt commercial paper and similar debt instruments rated or issued by issuers who have ratings at the time of purchase of Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch (or guaranteed or otherwise supported by entities with such ratings).

     3) Municipal bonds rated or issued by issuers who have ratings at the time of purchase of Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch (or guaranteed or otherwise supported by entities with such ratings).


     4) Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

     The fund seeks to maintain a net asset value of $1.00 per share.

     We normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax or subject to the Federal Alternative Minimum Tax.

     The fund may hold uninvested cash reserves during temporary defensive periods or, if in our opinion suitable Municipal Securities are not available. The fund may hold all of its assets in uninvested cash reserves during temporary defensive periods. Uninvested cash will not earn income.

     We intend to have no more than 25% of its total assets in Municipal Securities of issuers located in the same state.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the fund will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments) will be purchased.

     KEY RISKS

     The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Risk exists that a municipality will not honor moral obligation bonds. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

     There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

     The fund may invest in bonds whose interest may be subject to the Federal Alternative Minimum Tax. Interest received on these bonds by a taxpayer subject to the Federal Alternative Minimum Tax is taxable.

     We may invest 25% or more of assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

     We will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do our own analysis regarding tax-free status.

     The fund may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. WHEN YOU INVEST IN THIS FUND YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.


     RISK / RETURN INFORMATION

     The chart and table below give you a picture of the variability of the fund's long-term performance for Bedford Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the fund's performance would be reduced.

AS OF 12/31
ANNUAL TOTAL RETURNS

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   5.32%
1991   3.85%
1992   2.40%
1993   1.86%
1994   2.25%
1995   3.14%
1996   2.89%
1997   2.95%
1998   2.77%
1999   2.52%



Year-to-date total return for the nine months ended September 30, 2000:    3.22%
Best Quarter:             5.51%     (quarter ended 6/30/90)
Worst Quarter:            1.74%     (quarter ended 3/31/94)



AS OF 12/31/99
AVERAGE ANNUAL TOTAL RETURNS
                            1 YEAR            5 YEARS         10 YEARS
                            ------            -------         --------
MUNICIPAL MONEY MARKET      2.52%             3.14%             3.13%

     CURRENT YIELD: The seven-day yield for the period ended 12/31/99 for the fund was 3.45%. Past performance is not an indication of future results. Yields will vary. You may call (800) 533-7719 to obtain the current seven-day yield of the fund.

     EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the fund. The table is based on expenses for the most recent fiscal year.

     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from fund assets)


     Management Fees(1) .....................................   0.35%

     Distribution and service (12b-1) fees(2) ...............   0.65%

     Other expenses(3) ......................................   0.26%
                                                                -----
     Total annual fund operating expenses(4) ................   1.26%
                                                                =====


     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the fund during the current fiscal year ended August 31, 2001. As a result of the fee waiver, current management fees of the fund are 0.03% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the fund's consent.

     2. Distribution and service (12b-1) fees have been restated to reflect current fees being paid in the current fiscal year.


     3. "Other expenses" for the current fiscal year are expected to be less than the amounts shown above because certain of the fund's service providers are waiving a portion of their fees and/or reimbursing the fund for certain other expenses. As a result of these fee waivers, "Other expenses" of the fund are estimated to be 0.22%. These waivers and reimbursements are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the fund's consent.

     4. As a result of the fee waivers and/or reimbursements set forth in notes 1 and 3, the total annual fund operating expenses which are estimated to be incurred during the current fiscal year are 0.90%. Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time at the option of BIMC or the fund's service providers.

     EXAMPLE:

     The example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                 1 YEAR           3 YEARS            5 YEARS          10 YEARS
                 ------           -------            -------          --------
BEDFORD SHARES    $128              $400              $692             $1,522



================================================================================
     IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for portfolio management services.

OTHER EXPENSES: Includes administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.
================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the fund's financial statements which, together with the report of independent accountants, are included in the fund's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS (b)
     (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                        MUNICIPAL MONEY MARKET PORTFOLIO

                                                    FOR THE         FOR THE           FOR THE          FOR THE         FOR THE
                                                  YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1997  AUGUST 31, 1996
                                                ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value at beginning of year ............   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                    --------         --------         --------         --------         --------
Income from investment operations
   Net investment income ........................     0.0301           0.0243           0.0286           0.0285           0.0288
                                                    --------         --------         --------         --------         --------
     Total from investment operations ...........     0.0301           0.0243           0.0286           0.0285           0.0288
                                                    --------         --------         --------         --------         --------
Less distributions
   Dividends (from net investment income) .......    (0.0301)         (0.0243)         (0.0286)         (0.0285)         (0.0288)
                                                    --------         --------         --------         --------         --------
     Total distributions ........................    (0.0301)         (0.0243)         (0.0286)         (0.0285)         (0.0288)
                                                    --------         --------         --------         --------         --------
Net asset value at end of year ..................   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                    ========         ========         ========         ========         ========
Total Return ....................................      3.05%            2.46%            2.97%            2.88%            2.92%
Ratios/Supplemental Data
   Net assets at end of year (in thousands) .....   $131,201         $150,278         $147,633         $213,034         $201,940
Ratios of expenses to average net assets
     After advisory/administration fee waivers ..     .89%(a)          .89%(a)          .89%(a)          .85%(a)          .84%(a)
Ratios of net investment income to average
   net assets
     After advisory/administration fee waivers ..      2.98%            2.43%            2.86%            2.85%            2.88%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.21%, 1.15%, 1.15%, 1.14% and 1.12% for the years ended August 31, 2000,
    1999, 1998, 1997 and 1996, respectively.


(b) Financial Highlights relate solely to the Bedford Class of shares within the portfolio.

GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT GOAL

     The fund seeks to generate current income to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

     To achieve this goal, we invest exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and related repurchase agreements.

     The fund seeks to maintain a net asset value of $1.00 per share.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. The fund may also purchase unrated securities determined by us to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the fund will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

     SECURITIES LENDING

     The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

================================================================================
     IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the fund, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================

     KEY RISKS

     The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. The U.S. Government gives no assurances that it will provide financial support if it is not obligated to do so by law. Default in these issuers could negatively impact the fund.

     The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

     We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt. Therefore, the fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.


     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. WHEN YOU INVEST IN THIS FUND YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.

     RISK/RETURN INFORMATION

     The chart and table below give you a picture of the variability of the fund's long-term performance for Bedford Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the fund's performance would be reduced.


AS OF 12/31
ANNUAL TOTAL RETURNS


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   7.44%
1991   5.42%
1992   3.01%
1993   2.29%
1994   3.41%
1995   5.06%
1996   4.54%
1997   4.68%
1998   4.59%
1999   4.22%

Year-to-date total return for the nine months ended September 30, 2000:    5.34%
Best Quarter:           7.58%       (quarter ended 6/30/90)
Worst Quarter:          2.29%       (quarter ended 3/31/94)


AS OF 12/31/99
AVERAGE ANNUAL TOTAL RETURNS

                                         1 YEAR          5 YEARS       10 YEARS
                                         ------          -------       --------
GOVERNMENT OBLIGATIONS MONEY MARKET      4.22%           4.62%           4.46%

     CURRENT YIELD: The seven-day yield for the period ended 12/31/99 for the fund was 4.38%. Past performance is not an indication of future results. Yields will vary. You may call (800) 533-7719 to obtain the current seven-day yield of the fund.

     EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the fund. The table is based on expenses for the most recent fiscal year.

     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from fund assets)


     Management Fees(1) .....................................   0.43%

     Distribution and service (12b-1) fees(2) ...............   0.65%

     Other expenses .........................................   0.09%
                                                                -----
     Total annual fund operating expenses(3) ................   1.17%
                                                                =====


     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the fund during the current fiscal year ending August 31, 2001. As a result of the fee waiver, current management fees of the fund are 0.26% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the fund's consent.

     2. Distribution and service (12b-1) fees have been restated to reflect current fees being paid in the current fiscal year.

     3. As a result of the fee waiver set forth in note 1, the total annual fund operating expenses which are estimated to be incurred during the current fiscal year are 1.00%. Although this fee waiver is expected to remain in effect for the current fiscal year, it is voluntary and may be terminated at any time at the option of BIMC.

EXAMPLE:


     The example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                  1 YEAR           3 YEARS           5 YEARS           10 YEARS
                  ------           -------           -------           --------
BEDFORD SHARES     $119              $372              $644             $1,420


================================================================================
     IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for portfolio management services.

OTHER EXPENSES: Includes administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.
================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the fund's financial statements which, together with the report of independent accountants, are included in the fund's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS (b)
     (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                                                    FOR THE          FOR THE          FOR THE          FOR THE         FOR THE
                                                  YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1997  AUGUST 31, 1996
                                                ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value at beginning of year ............   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                    --------         --------         --------         --------         --------
Income from investment operations
   Net investment income ........................     0.0492           0.0409           0.0464           0.0449           0.0458
                                                    --------         --------         --------         --------         --------
     Total from investment operations ...........     0.0492           0.0409           0.0464           0.0449           0.0458
                                                    --------         --------         --------         --------         --------
Less distributions
   Dividends (from net investment income) .......    (0.0492)         (0.0409)         (0.0464)         (0.0449)         (0.0458)
                                                    --------         --------         --------         --------         --------
     Total distributions ........................    (0.0492)         (0.0409)         (0.0464)         (0.0449)         (0.0458)
                                                    --------         --------         --------         --------         --------
Net asset value at end of year ..................   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                    ========         ========         ========         ========         ========
     Total Return ...............................      5.03%            4.17%            4.74%            4.59%            4.68%
Ratios/Supplemental Data
   Net assets at end of year (in thousands) .....   $102,322         $113,050         $128,447         $209,715         $192,599
   Ratios of expenses to average net assets
     After advisory/administration fee waivers ..    .977%(a)         .975%(a)         .975%(a)         .975%(a)         .975%(a)
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers ..      4.92%            4.09%            4.63%            4.49%            4.58%

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.12%, 1.13%, 1.10%, 1.09% and 1.10% for the years ended August 31, 2000, 1999, 1998, 1997 and 1996, respectively.


(b) Financial Highlights relate solely to the Bedford Class of shares within the portfolio.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

     INVESTMENT ADVISER


     BIMC, a majority-owned indirect subsidiary of PNC Bank, N.A. serves as investment adviser and is responsible for all purchases and sales of each fund's portfolio securities. BIMC and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $57.7 billion. BIMC (formerly known as PNC Institutional Management Corporation or PIMC) was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809.

     For the fiscal year ended August 31, 2000, BIMC received the following fees as a percentage of each fund's average net assets:

     Money Market Portfolio                                  .280%
     Municipal Money Market Portfolio                        .030%
     Government Obligations Money Market Portfolio           .260%


     The following chart shows the funds' other service providers and includes their addresses and principal activities.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF PRINTED GRAPHIC

================================================================================
                                  SHAREHOLDERS
================================================================================

Distribution and Shareholder Services

================================================================================
                              PRINCIPAL DISTRIBUTOR


                          PROVIDENT DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406


                        Distributes shares of the funds.


       Effective on or about January 2, 2001, PFPC Distributors, Inc. will serve as the distributor of the Company's shares.
================================================================================



================================================================================
                                 TRANSFER AGENT

                                    PFPC INC.

                              400 BELLEVUE PARKWAY

                               WILMINGTON, DE19809

           Handles shareholder services, including record-keeping and statements, distribution of dividends and processing of
                             buy and sell requests.
================================================================================


Asset
Management

================================================================================
                               INVESTMENT ADVISER

                             BLACKROCK INSTITUTIONAL
                             MANAGEMENT CORPORATION
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

             Manages each fund's business and investment activities.
================================================================================

================================================================================
                                    CUSTODIAN


                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153


   Holds each fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each fund's net asset value ("NAV").
================================================================================


Fund
Operations

================================================================================
                             ADMINISTRATOR AND FUND

                                ACCOUNTING AGENT
                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

 Provides facilities, equipment and personnel to carry out administrative services related to each fund and calculates each fund's
                        NAV, dividends and distributions.
================================================================================

================================================================================
                               BOARD OF DIRECTORS

                        Supervises the funds' activities.
================================================================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES

     The price of your shares is also referred to as the net asset value (NAV).

     The NAV is determined twice daily at 12:00 noon and at 4:00 p.m., Eastern Time, each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. It is calculated by dividing a fund's total assets, less its liabilities, by the number of shares outstanding.

     Each fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

PURCHASE OF SHARES

     GENERAL. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

     Purchases will be effected at the net asset value next determined after PFPC, the Company's transfer agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Company by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Company as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this Prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

     A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the

Bedford Class designated by you as the "Primary Bedford Class" for your Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker. As a participant in a Purchase Program, you may change the designation of the Primary Bedford Class at any time by so instructing your broker.

     If your broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 12:00 noon Eastern Time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC. Otherwise, if the broker has not made such an arrangement, pricing of shares will occur as described above under "General".

     DIRECT PURCHASES. You may also make direct investments at any time in any Bedford Class you select through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment in any of the Bedford Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which you wish to invest, and mailing it, together with a check payable to "The Bedford Family" to the Bedford Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

     Provided that your investment is at least $2,500, you may also purchase Shares in any of the Bedford Classes by having your bank or Dealer wire Federal Funds to the Company's Custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

         A. Telephone the Company's transfer agent, PFPC, toll-free (800) 533-7719 and provide your name, address, telephone number, Social Security or Tax Identification Number, the Bedford Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank.
               PNC Bank, N.A., Philadelphia, PA ABA-0310-0005-3.
               FROM: (your name)
               ACCOUNT NUMBER: (your account number with the Portfolio)
               FOR PURCHASE OF: (name of the Portfolio)
               AMOUNT: (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

     For subsequent investments, you should follow steps A and B above.

     RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax adviser.

REDEMPTION OF SHARES

     GENERAL. Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     Your brokerage firm may also redeem each day a sufficient number of Shares of the Primary Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The Bedford Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer
Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must file a Telephone Authorization Form with PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request the redemption by calling (800) 533-7719. Neither the Company, the Distributor, the Portfolios, the Administrator nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. This procedure enables you to continue to receive dividends on your Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank.
Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds.

     The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in a Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

     If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a fund.

DIVIDENDS AND DISTRIBUTIONS

     The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of each fund to each fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Bedford Class unless a shareholder elects otherwise. The net investment income (not including any net short-term capital gains) earned by each fund will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

     Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


     If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.


     Although distributions from the Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


     Bedford Shares of the funds are sold without a sales load on a continuous basis by Provident Distributors, Inc., whose principal business address is at 3200 Horizon Drive, King of Prussia, PA 19406. Effective on or about January 2, 2001, PFPC Distributors, Inc. will serve as the distributor of the Company's shares.

     The Board of Directors of the Company approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .65% of the average daily net assets of the relevant Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.


     Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant
Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Classes as well as for related direct mail, advertising and promotional expenses.

     Each of the Plans obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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

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

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.







INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware


DISTRIBUTOR
Provident Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania


ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


         [GRAPHIC OMITTED]

             MORGAN KEEGAN
                       MOR
                   ACCOUNT



PROSPECTUS
THE BEDFORD FAMILY






MONEY MARKET PORTFOLIO
--------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------
GOVERNMENT OBLIGATIONS
MONEY MARKET PORTFOLIO
--------------------------------




DECEMBER 31, 2000

FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Family is available free, upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

     These reports contain additional information about each of the funds' investments, describe the funds' performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies for the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


     A Statement of Additional Information, dated December 31, 2000 (SAI), has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Bedford Family, may be obtained free of charge, along with the Bedford Family annual and semi-annual reports, by calling (800) 533-7719. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally considered a part of this Prospectus).


SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 533-7719.

PURCHASES AND REDEMPTIONS

     Call your broker or (800) 533-7719.

WRITTEN CORRESPONDENCE


Post Office Address:                Bedford Family
                                    c/o PFPC Inc.
                                    PO Box 8950
                                    Wilmington, DE 19899-8950

Street Address:                     Bedford Family
                                    c/o PFPC Inc.
                                    400 Bellevue Parkway
                                    Wilmington, DE 19809


SECURITIES AND EXCHANGE COMMISSION (SEC)


     You may also view information about The RBB Fund, Inc. and the fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address:
PUBLICINFO@SEC.GOV., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.


                    INVESTMENT COMPANY ACT FILE NO. 811-05518

                               THE PRINCIPAL CLASS

                              OF THE RBB FUND, INC.

                             Money Market Portfolio

     This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

     Please note that this fund:

     o is not a bank deposit;

     o is not federally insured;


     o is not an obligation of, or guaranteed or endorsed by PNC Bank, National Association, PFPC Trust Company or any other bank;


     o is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

     o is not guaranteed to achieve its goals;

     o may not be able to maintain a stable $1 share price and you may lose money.

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


PROSPECTUS                                                     December 31, 2000

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

TABLE OF CONTENTS
--------------------------------------------------------------------------------

==============================
                                  INTRODUCTION TO THE RISK/RETURN SUMMARY .... 5

                                  PORTFOLIO DESCRIPTION ...................... 6
A LOOK AT THE GOALS,
STRATEGIES, RISKS, EXPENSES
AND FINANCIAL HISTORY OF
THE PORTFOLIO.

                                  PORTFOLIO MANAGEMENT

DETAILS ABOUT THE SERVICE              Investment Adviser ....................10
PROVIDERS.
                                       Service Provider Chart ................11

                                  SHAREHOLDER INFORMATION

POLICIES AND INSTRUCTIONS              Pricing Shares ........................12
FOR OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN THE              Purchase of Shares ....................12
PORTFOLIO.
                                       Redemption of Shares ..................14

                                       Dividends and Distributions ...........16

                                       Taxes .................................16

DETAILS ON THE DISTRIBUTION       DISTRIBUTION ARRANGEMENTS ..................17
PLAN.
                                  FOR MORE INFORMATION ...............Back Cover
==============================


                                       3
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

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
     This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Principal Class of the Money Market Portfolio of The RBB Fund, Inc. (the "Company").

     The class of common stock of the Company offered by this Prospectus represents interests in the Principal Class of the Money Market Portfolio (the "Principal Class"). This Prospectus and the Statement of Additional Information incorporated herein relate solely to the Principal Class.

     This Prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks, expenses and financial history. Once you read this short section, read the sections about Purchase and Redemption of Shares of the Principal Class ("Principal Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

IMPORTANT DEFINITIONS
================================================================================
ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the fund, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================

INVESTMENT GOAL

     The fund seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

     To achieve this goal, we invest in a diversified portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

     Specifically, we may invest in:

     1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).


     2) High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch, as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.


     3) Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     4) Asset-backed  securities (including interests in pools of assets such as
        mortgages,    installment   purchase   obligations   and   credit   card
        receivables).

     5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

     6) Dollar-denominated   securities   issued  or   guaranteed   by   foreign
        governments or their political subdivisions, agencies or authorities.

     7) Securities issued or guaranteed by state or local governmental bodies.

     8) Repurchase agreements relating to the above instruments.

     The fund seeks to maintain a net asset value of $1.00 per share.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the fund will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

     KEY RISKS

     The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     The fund's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

     The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

     Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

     The obligations issued or guaranteed by state or local government bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the fund.

     Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. The U.S. Government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the fund.

     The fund's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the fund earlier or later than expected. These events may affect their value and the return on your investment.


     The Fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.


     We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. WHEN YOU INVEST IN THIS FUND YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.


     EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Principal Shares of the fund. The table is based on expenses for the most recent fiscal year.


     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from fund assets)
     Management Fees (1) .........................................0.36%

     Distribution and service (12b-1) fees .......................0.40%

     Other expenses ..............................................0.09%
                                                                  -----

     Total annual fund operating expenses (2) ....................0.85%
                                                                  =====

     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the fund during the current fiscal year ending August 31, 2001. As a result of the fee waiver, current management fees of the fund are 0.28% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the fund's consent.

     2. As a result of the fee waiver set forth in note 1, the total annual fund operating expenses which are estimated to be incurred during the current fiscal year are 0.77%. Although this fee waiver is expected to remain in effect for the current fiscal year, it is voluntary and may be terminated at any time at the option of BIMC.

==================================
IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for portfolio management services.

OTHER EXPENSES: Includes administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION  AND  SERVICE  FEES:  Fees  that  are paid to the  Distributor  for shareholder account service and maintenance.
==================================

     EXAMPLE:

     The example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     ------     -------     -------     --------
PRINCIPAL SHARES      $87        $271        $471        $1,049

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the fund's financial statements which, together with the report of independent accountants, are included in the fund's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS (b)
     (FOR A PRINCIPAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                    MONEY MARKET PORTFOLIO


                                                                                           FOR THE
                                                                 FOR THE           PERIOD JUNE 1, 1999
                                                               YEAR ENDED     (COMMENCEMENT OF OPERATIONS)
                                                             AUGUST 31, 2000   THROUGH AUGUST 31, 1999 (c)
                                                             ---------------   --------------------------
Net asset value at beginning of period ......................    $ 1.00                  $ 1.00
                                                                 ------                  ------
Income from investment operations:
   Net investment income ....................................    0.0532                  0.0110
                                                                 ------                  ------
     Total from investment operations .......................    0.0532                  0.0110
                                                                 ------                  ------
Less distributions
   Dividends from net investment income .....................   (0.0532)                (0.0110)
                                                                 ------                  ------
     Total distributions ....................................   (0.0532)                (0.0110)
                                                                 ------                  ------
Net asset value at end of period ............................    $ 1.00                  $ 1.00
                                                                 ======                  ======

Total Return ................................................     5.46%                 1.10%(e)
Ratios/Supplemental Data
   Net assets, end of period ................................  $217,520                $218,530
   Ratios of expenses to average net assets
     After advisory/administration fee waivers ..............    .77%(a)                 .77%(a)(d)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers ..............     5.32%                 4.36%(d)

(a) Without the waiver of advisory and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been .85% and .85% for the periods ended August 31, 1999 and August 31, 2000, respectively.

(b) Financial Highlights relate solely to the Principal Family of shares within the portfolio.

(c) On June 1, 1999 the Money Market Portfolio's Principal Class began operations.

(d)  Annualized.

(e)  Non-Annualized.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     BIMC, a majority-owned indirect subsidiary of PNC Bank, N.A. serves as investment adviser and is responsible for all purchases and sales of the fund's portfolio securities. BIMC and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $57.7 billion. BIMC (formerly known as PNC Institutional Management Corporation or PIMC) was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809.

     For the fiscal year ended August 31, 2000, BIMC received an advisory fee of .28% of the fund's average net assets.


     The following chart shows the fund's other service providers and includes their addresses and principal activities.

                                  SHAREHOLDERS

Distribution and Shareholder Services

                              PRINCIPAL DISTRIBUTOR


                          PROVIDENT DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406

                         Distributes shares of the fund.

                     Effective on or about January 2, 2001,
 PFPC Distributors, Inc. will serve as the distributor of the Company's shares.



                                 TRANSFER AGENT

                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                               WILMINGTON, DE 19809

           Handles shareholder services, including record-keeping and statements, distribution of dividends and processing of buy and sell requests.


Asset
Management

                               INVESTMENT ADVISER

                             BLACKROCK INSTITUTIONAL
                             MANAGEMENT CORPORATION
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809


             Manages the fund's business and investment activities.



                                    CUSTODIAN


                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153


   Holds the fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund's net asset value ("NAV").


Fund
Operations

                             ADMINISTRATOR AND FUND
                                ACCOUNTING AGENT

                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

    Provides facilities, equipment and personnel to carry out administrative services related to the fund and calculates the fund's NAV, dividends and distributions.



                               BOARD OF DIRECTORS

                        Supervises the fund's activities.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES

     The price of your shares is also referred to as the net asset value (NAV).

     The NAV is determined twice daily at 12:00 noon and at 4:00 p.m., Eastern Time, each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. It is calculated by dividing the fund's total assets, less its liabilities, by the number of shares outstanding.

     The fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

 PURCHASE OF SHARES

     GENERAL. You may purchase Principal Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $25,000, and the minimum subsequent investment is $2,500. The Company in its sole discretion may accept or reject any order for purchases of Principal Shares.

     Purchases will be effected at the net asset value next determined after PFPC, the Company's transfer agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Company by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Company as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. The minimum and subsequent investment in Shares are set by your broker. In such event, beneficial ownership of Principal Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this Prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

     A broker with whom you maintain an Account may offer you the ability to purchase Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Principal

Shares. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

     If your broker makes special arrangements under which orders for Principal Shares are received by PFPC prior to 12:00 noon Eastern Time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC. Otherwise, if the broker has not made such an arrangement, pricing of shares will occur as described above under "General."

     DIRECT PURCHASES. You may also make direct investments at any time in Shares through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment by mail by fully completing and signing an application obtained from a Dealer (the "Application") and mailing it, together with a check payable to "The Principal Class" to The Principal Class, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

     Provided that your investment is at least $5,000, you may also purchase Principal Shares by having your bank or Dealer wire Federal Funds to the Company's Custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

     A. Telephone the Company's transfer agent, PFPC, toll-free (800) 430-9618, and provide your name, address, telephone number, Social Security or Tax Identification Number, the amount being wired, and by which bank or Dealer. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)

     B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank.

        PNC Bank, N.A., Philadelphia, PA
        ABA-0310-0005-3.
        FROM: (your name)
        ACCOUNT NUMBER: (your account number)
        FOR PURCHASE OF: Principal Class Money Market Portfolio
        AMOUNT: (amount to be invested)

     C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

     For subsequent investments, you should follow steps A and B above.

     RETIREMENT PLANS. Principal Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax adviser.

REDEMPTION OF SHARES

     GENERAL. Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

      REDEMPTION OF SHARES IN AN ACCOUNT. If you beneficially own Principal Shares through an Account, you may redeem Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     Your brokerage firm may also redeem each day a sufficient number of Shares to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to THE PRINCIPAL CLASS, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer
Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must file a Telephone Authorization Form with PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request the redemption by calling (800) 430-9618. Neither the Company, the Distributor, the Portfolio, the Administrator nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $5,000. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. This procedure enables you to continue to receive dividends on your Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank.
Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds.

     The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Principal Class involuntarily, on thirty days' notice, if such account falls below $1,500 and during such 30-day notice period the amount invested in such account is not increased to at least $1,500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a fund.

DIVIDENDS AND DISTRIBUTIONS

     The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the fund to each shareholder. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the fund will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

     Distributions from the fund will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


     If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.


     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


     Principal Shares are sold without a sales load on a continuous basis by Provident Distributors, Inc., whose principal business address is at 3200 Horizon Drive, King of Prussia, PA 19406. Effective on or about January 2, 2001, PFPC Distributors, Inc. will serve as the distributor of the Company's shares.


     The Company's Board of Directors of the Company approved and adopted the Distribution Agreement and a separate Plan of Distribution for the Principal Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .40% on an annualized basis of the average daily net assets of the Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .40% of the average daily net assets of the Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Principal Class as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.




                         ------------------------------





INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware


DISTRIBUTOR
Provident Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania


ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
                                [GRAPHIC OMITTED]
                                    MORGAN KEEGAN
                                              MOR
                                          ACCOUNT




                               THE PRINCIPAL CLASS
                                   PROSPECTUS


                             Money Market Portfolio




                                December 31, 2000

                               THE PRINCIPAL CLASS

                                 1-800-430-9618

FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Principal Class of the Money Market Portfolio is available free, upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

     These reports contain additional information about the fund's investments, describe the fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies for the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


     A Statement of Additional Information, dated December 31, 2000 (SAI), has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Principal Money Market Portfolio, may be obtained free of charge, along with the Principal Class of the Money Market Portfolio's annual report, by calling (800)-430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally considered a part of this Prospectus).


SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.

PURCHASES AND REDEMPTIONS

     Call your broker or (800) 430-9618.

WRITTEN CORRESPONDENCE

     Post Office Address:  The Principal Class
                           c/o PFPC Inc.
                           PO Box 8960
                           Wilmington, DE 19899-8960

     Street Address:       The Principal Class
                           c/o PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, DE 19809

SECURITIES AND EXCHANGE COMMISSION (SEC)


     You may also view information about The RBB Fund, Inc. and the fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address:
PUBLICINFO@SEC.GOV., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.


                    INVESTMENT COMPANY ACT FILE NO. 811-05518

                         BOSTON PARTNERS FAMILY OF FUNDS
                                       OF
                               THE RBB FUND, INC.

                               INSTITUTIONAL CLASS


                         BOSTON PARTNERS FAMILY OF FUNDS

                              LARGE CAP VALUE FUND

                               MID CAP VALUE FUND

                             SMALL CAP VALUE FUND II

                                    BOND FUND


                             LONG/SHORT EQUITY FUND


--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


PROSPECTUS                                                     December 31, 2000



                   (LOGO)
                   BP
                   BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                   [GRAPHIC OMITTED]

TABLE OF CONTENTS
-------------------------------------------------------------------------------------------------------------

================================      INTRODUCTION .........................................................3



                                      DESCRIPTIONS OF THE BOSTON PARTNERS FUNDS

A LOOK AT THE GOALS, STRATEGIES,           Boston Partners Large Cap Value Fund ............................4
RISKS, EXPENSES AND FINANCIAL
HISTORY OF EACH OF THE                     Boston Partners Mid Cap Value Fund ..............................9
BOSTON PARTNERS FUNDS.
                                           Boston Partners Small Cap Value Fund II ........................14

                                           Boston Partners Bond Fund ......................................19


                                           Boston Partners Long/Short Equity Fund .........................24





                                      MANAGEMENT


DETAILS ABOUT THE SERVICE                  Investment Adviser .............................................29
PROVIDERS.
                                           Service Provider Chart .........................................31




                                      SHAREHOLDER INFORMATION


POLICIES AND INSTRUCTIONS FOR              Pricing of Fund Shares .........................................32
OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN ANY OF               Purchase of Fund Shares ........................................32
THE BOSTON PARTNERS FUNDS.
                                           Redemption of Fund Shares ......................................34
================================
                                           Exchange Privilege .............................................35

                                           Dividends and Distributions ....................................36

                                           Taxes ..........................................................36

                                           Multi-Class Structure ..........................................37



                                      FOR MORE INFORMATION ........................................Back Cover


INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

     This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Institutional Class of the Boston Partners Family of Funds of The RBB Fund, Inc. (the "Company").


     The five mutual funds of the Company offered by this Prospectus represent interests in the Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund, Boston Partners Small Cap Value Fund II, Boston Partners Bond Fund and Boston Partners Long/Short Equity Fund (each a "Fund" and collectively, the "Funds"). This Prospectus and the Statement of Additional Information incorporated herein relate solely to the Funds.


     This Prospectus has been organized so that each Fund has its own short section with important facts about that particular Fund. Once you read the short sections about the Funds that interest you, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to all the Funds offered by this Prospectus.

BOSTON PARTNERS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================
                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.
================================================================================


INVESTMENT GOALS

     The Fund seeks to provide long-term growth of capital with current income as a secondary objective.

PRIMARY INVESTMENT STRATEGIES


     The Fund invests (during normal market conditions) at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by Boston Partners Asset Management L.P. (the "Adviser") as possessing value characteristics. The Fund may also invest up to 20% of its total assets in non-U.S. dollar denominated securities.


     The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

     In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the policies above, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.


KEY RISKS

     o At least 65% of the Fund's total assets will be invested in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o Investors may lose money.

     o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

     o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

     o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

     o The Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Adviser for clients receiving asset allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities it might not otherwise sell, resulting in a higher portfolio turnover rate, and purchases caused by reallocations may result in the Fund receiving additional cash that will remain uninvested until additional securities can be purchased. The Adviser will attempt to minimize the effects of these transactions at all times.


     o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

PRIOR PERFORMANCE


     ANNUAL TOTAL RETURNS AS OF DECEMBER 31


     The bar chart below shows the variability of the annual total returns for the Institutional Class of the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                31.09%               (0.64%)           4.03%

                 1997                 1998             1999


     Since inception (January 2, 1997), the highest calendar quarter total return for the Institutional Class of the Fund was 15.39% (quarter ended June 30, 1997) and the lowest calendar quarter total return was (16.02)% (quarter ended September 30, 1998). The total return was 11.99% for the nine months ended September 30, 2000.

     AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON


     The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to the Institutional Class, compare with the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and the Russell 1000 Value Index for the same periods. The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative values to the stocks included in the index, weighted accordingly to each stock's total market value relative to the total market value of the other stocks included in the index. The Russell 1000 Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000 Index as ranked by total market capitalization. This index is segmented into growth and value categories. The Russell 1000 Value Index contains stocks from the Russell 1000 with less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000 Value Index is a registered trademark of the Frank Russell Corporation. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                            AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                            ----------------------------------------------------
                                      1 YEAR                SINCE INCEPTION
                                      ------                ---------------
     Institutional Class               4.03%                     10.67%*
     S&P 500 Index                    21.00%                     27.58%
     Russell 1000 Value Index          7.35%                     18.85%


     *Commenced operations on January 2, 1997.


EXPENSES AND FEES


     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2000.


                                                                                INSTITUTIONAL CLASS
                                                                                -------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


     Management fees ...........................................................        0.75%
     Distribution (12b-1) fees .................................................        None
     Other expenses(1) .........................................................        0.68%
                                                                                      -------
         Total annual Fund operating expenses ..................................        1.43%
     Fee waivers(2) ............................................................      (0.43)%
                                                                                      -------
     Net expenses ..............................................................        1.00%
                                                                                      =======

(1) "Other   expenses"   include   audit,   administration,    custody,   legal,
    registration, transfer agency and miscellaneous other charges for the Institutional Class.

(2) The Adviser has agreed that until December 31, 2001, it will waive advisory fees and reimburse expenses to the extent that total annual Fund operating expenses exceed 1.00%.

EXAMPLE


     The example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Institutional Class of the Fund remain the same, except for the expiration of the fee waivers and reimbursements on December 31, 2001. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     1 YEAR        3 YEARS        5 YEARS       10 YEARS
                     ------        -------        -------       --------
                      $102          $410           $741          $1,676

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the Fund's financial statements which, together with the report of independent accountants, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                                         LARGE CAP VALUE FUND
                                                                 ------------------------------------------------------------------
                                                                    FOR THE         FOR THE         FOR THE       FOR THE PERIOD
                                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED     JANUARY 2, 1997*
                                                                   AUGUST 31,      AUGUST 31,      AUGUST 31,    THROUGH AUGUST 31,
                                                                     2000            1999            1998              1997
                                                                 -------------   -------------   -------------   ------------------
                                                                 INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL      INSTITUTIONAL
                                                                     CLASS           CLASS          CLASS              CLASS
                                                                 -------------   -------------   -------------   ------------------
Per Share Operating Performance**
Net asset value, beginning of period ............................   $ 12.24        $ 10.58          $12.46             $ 10.00
                                                                    -------        -------          ------             -------
Net investment income/(loss) (1) ................................      0.14           0.05            0.12                0.05
Net realized and unrealized gain/(loss) on investments (2) ......      1.25           1.76           (1.31)               2.41
                                                                    -------        -------          ------             -------
Net increase/(decrease) in net assets resulting
   from operations. .............................................      1.39           1.81           (1.19)               2.46
                                                                    -------        -------          ------             -------
Dividends to shareholders from:
Net investment income ...........................................     (0.11)         (0.04)          (0.08)                 --
Net realized capital gains ......................................     (0.70)         (0.11)          (0.61)                 --
                                                                    -------        -------          ------             -------
Total dividends and distributions to shareholders ...............     (0.81)         (0.15)          (0.69)                 --
                                                                    -------        -------          ------             -------
Net asset value, end of period ..................................   $ 12.82        $ 12.24          $10.58             $ 12.46
                                                                    =======        =======          ======             =======
Total investment return .........................................     11.99%         17.12%         (10.23%)             24.60%(3)
                                                                    =======        =======          ======             =======
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ....................   $39,897        $53,112         $50,724             $24,603
   Ratio of expenses to average net assets (1) ..................      1.00%          1.00%           1.00%               1.00%(4)
   Ratio of expenses to average net assets without
     waivers and expense reimbursements .........................      1.43%          1.30%           1.49%               2.64%(4)
   Ratio of net investment income to average net assets (1) .....      0.92%          0.61%           0.87%               1.19%(4)
   Portfolio turnover rate ......................................    120.99%        156.16%         111.68%              67.16%

-------------
 *  Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.


BOSTON PARTNERS MID CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================
                              IMPORTANT DEFINITIONS


EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.
================================================================================


INVESTMENT GOALS

     The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary goal.

PRIMARY INVESTMENT STRATEGIES


     The Fund pursues its goal by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with a market capitalization of between $200 million and $6 billion and identified by Boston Partners Asset Management L.P. (the "Adviser") as having value characteristics.


     The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

     The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

     In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

     o At least 65% of the Fund's total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o Investors may lose money.

     o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

     o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

     o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.


     o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 225%, however, it may be higher if the Adviser believes it will improve the Fund's performance.


PRIOR PERFORMANCE

     ANNUAL TOTAL RETURNS AS OF DECEMBER 31

     The bar chart below shows the total return for the Institutional Class of the Fund for the last two calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's Institutional Class from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.



                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             1998                  1999

                            (2.20)%               (4.20)%


     Since inception (June 2, 1997), the highest calendar quarter total return for the Institutional Class of the Fund was 13.55% (quarter ended March 31,
1998) and the lowest calendar quarter total return was (20.90)% (quarter ended September 30, 1998). The total return was 9.57% for the nine months ended September 30, 2000.

     AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON


     The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to the Institutional Class, compare with the Russell 2500 Index and Russell 2500 Value Index for the same periods. The Russell 2500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of the Frank Russell Corporation. The Russell 2500 Value Index contains stocks from the Russell 2500 Index with less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 2500 Value Index is a registered trademark of the Frank Russell Corporation. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                            AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                            ----------------------------------------------------
                                    1 YEAR               SINCE INCEPTION
                                    -------              ---------------
     Institutional Class            (4.20)%                    3.26%*
     Russell 2500 Index              1.47%                     7.50%
     Russell 2500 Value Index        1.49%                     7.50%


     *Commenced operations on June 2, 1997.


EXPENSES AND FEES


     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2000.


                                                                                    INSTITUTIONAL CLASS
                                                                                    -------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


     Management fees ............................................................           0.80%
     Distribution (12b-1) fees ..................................................           None
     Other expenses(1) ..........................................................           0.44%
                                                                                           -----
         Total annual Fund operating expenses ...................................           1.24%
     Fee waivers(2) .............................................................          (0.24)%
                                                                                           -----
     Net expenses ...............................................................           1.00%
                                                                                           =====

     (1) "Other  expenses"  include  audit,   administration,   custody,  legal,
         registration, transfer agency and miscellaneous other charges for the Institutional Class.

     (2) The Adviser has agreed that until December 31, 2001, it will waive advisory fees and reimburse expenses to the extent that total annual Fund operating expenses exceed 1.00%.

EXAMPLE


     The example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Institutional Class of the Fund remain the same, except for the expiration of the fee waivers and reimbursements on December 31, 2001. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                 1 YEAR        3 YEARS        5 YEARS       10 YEARS
                 ------        -------        -------       --------
                  $102          $370           $658          $1,479

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the Fund's financial statements which, together with the report of independent accountants, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                                         MID CAP VALUE FUND
                                                                 ------------------------------------------------------------------
                                                                    FOR THE         FOR THE         FOR THE       FOR THE PERIOD
                                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      JUNE 2, 1997*
                                                                   AUGUST 31,      AUGUST 31,      AUGUST 31,    THROUGH AUGUST 31,
                                                                     2000            1999            1998              1997
                                                                 -------------   -------------   -------------   ------------------
                                                                 INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL      INSTITUTIONAL
                                                                     CLASS           CLASS          CLASS              CLASS
                                                                 -------------   -------------   -------------   ------------------
Per Share Operating Performance**
Net asset value, beginning of period ..........................    $  11.47        $   9.48         $ 11.01            $ 10.00
                                                                   --------        --------         -------            -------
Net investment income/(loss) (1) ..............................        0.06            0.02            0.01               0.01
Net realized and unrealized gain/(loss) on investments (2) ....        0.29            1.98           (1.39)              1.00
                                                                   --------        --------         -------            -------
Net increase/(decrease) in net assets resulting
   from operations. ...........................................        0.35            2.00           (1.38)              1.01
                                                                   --------        --------         -------            -------
Dividends to shareholders from:
Net investment income .........................................       (0.02)          (0.01)          (0.01)                --
Net realized capital gains ....................................       (0.14)             --           (0.14)                --
                                                                   --------        --------         -------            -------
Total dividends and distributions to shareholders .............       (0.16)          (0.01)          (0.15)                --
                                                                   --------        --------         -------            -------
Net asset value, end of period ................................    $  11.66        $  11.47         $  9.48            $ 11.01
                                                                   ========        ========         =======            =======
Total investment return .......................................        3.21%          21.08%         (12.73%)            10.10%(3)
                                                                   ========        ========         =======            =======
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ..................    $152,696        $173,224         $67,568            $ 3,750
   Ratio of expenses to average net assets (1) ................        1.00%           1.00%           1.00%              1.00%(4)
   Ratio of expenses to average net assets without
     waivers and expense reimbursements .......................        1.24%           1.25%           1.57%             12.37%(4)
   Ratio of net investment income to average net assets (1) ...        0.53%           0.17%           0.13%              1.08%(4)
   Portfolio turnover rate ....................................      206.65%         200.09%         167.86%             21.80%

-------------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.


BOSTON PARTNERS SMALL CAP VALUE FUND II
--------------------------------------------------------------------------------


================================================================================
                              IMPORTANT DEFINITIONS


EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.
================================================================================


INVESTMENT GOALS

     The Fund seeks long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

     The Fund pursues its goal by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities of issuers with market capitalizations that do not exceed $1 billion when purchased by the Fund and identified by Boston Partners Asset Management L.P. (the "Adviser") as having value characteristics.

     The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 35% (under normal conditions) at the time of purchase, in companies with considerably larger market capitalizations.

     The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a fundamental analysis of industries and companies, earnings power and growth and other investment criteria.


     The Fund may invest up to 25% of its total assets in equity securities of foreign issuers, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").


     The Fund may participate as a purchaser in any initial public offering of securities that may trade at a premium in the secondary market when such a secondary market exists, although it presently has no intention to do so.

     In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

     o At least 65% of the Fund's total assets will be invested in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o Investors may lose money.

     o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.


     o The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market values greater than $1 billion and are more susceptible to changes in the business cycle.


     o The equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These equity securities may also be subject to wide fluctuations in market value. The trading market for any given equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such equity securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgement, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

     o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

     o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.


     o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

PRIOR PERFORMANCE

     ANNUAL TOTAL RETURNS AS OF DECEMBER 31

     The bar chart below shows the total return for the Institutional Class of the Fund during its first full calendar year. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      6.42%

                                      1999

     Since inception (July 1, 1998), the highest calendar quarter total return for the Institutional Class of the Fund was 18.24% (quarter ended June 30, 1999) and the lowest calendar quarter total return was (23.30)% (quarter ended
September 30, 1998). The total return was 33.06% for the nine months ended September 30, 2000.


AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to the Institutional Class, compare with the Russell 2000 Value Index for the same periods. The Russell 2000 Value Index is an unmanaged index that contains stocks from the Russell 2000 Index with less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 2000 Value Index is a registered trademark of the Frank Russell Corporation. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                            AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                            ----------------------------------------------------
                                     1 YEAR               SINCE INCEPTION
                                    -------               ---------------
     Institutional Class             6.42%                     (8.96)%*
     Russell 2000 Value Index       (1.49)%                    (7.98)%

* Commenced operations on July 1, 1998.

EXPENSES AND FEES


     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Fund. The table is based upon expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2000.



                                                                                          INSTITUTIONAL CLASS*
                                                                                          --------------------
     SHAREHOLDER FEES (fees paid directly from your investment)

     Maximum sales charge imposed on purchases ..........................................         None
     Maximum deferred sales charge ......................................................         None
     Maximum sales charge imposed on reinvested dividends ...............................         None
     Redemption Fee(1) ..................................................................         1.00%
     Exchange Fee .......................................................................         None

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management fees ....................................................................         1.25%
     Distribution (12b-1) fees ..........................................................         None
     Other expenses(2) ..................................................................        12.98%
                                                                                                ------
         Total annual Fund operating expenses ...........................................        14.23%
     Fee waivers and expense reimbursements(3) ..........................................       (12.68)%
                                                                                                ------
     Net expenses .......................................................................         1.55%
                                                                                                ======

     *   The Fund was renamed the Small Cap Value Fund II on February 18, 2000.

     (1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of remaining shareholders.

     (2) "Other  expenses"  include  audit,   administration,   custody,  legal,
         registration, transfer agency and miscellaneous other charges for the Institutional Class.

     (3) The Adviser has agreed that until December 31, 2001, it will waive advisory fees and reimburse expenses to the extent that total annual Fund operating expenses exceed 1.55%.

EXAMPLE

     The example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Institutional Class of the Fund remain the same, except for the expiration of the fee waivers and reimbursements on December 31, 2001. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

              1 YEAR        3 YEARS        5 YEARS       10 YEARS
              ------        -------        -------       --------
               $158         $2,836         $5,043         $9,007

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the Fund's financial statements which, together with the report of independent accountants, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                               SMALL CAP VALUE FUND II+
                                                                 --------------------------------------------------
                                                                    FOR THE         FOR THE       FOR THE PERIOD
                                                                  YEAR ENDED      YEAR ENDED      JULY 1, 1998*
                                                                   AUGUST 31,      AUGUST 31,    THROUGH AUGUST 31,
                                                                     2000            1999              1998
                                                                 -------------   -------------   ------------------
                                                                 INSTITUTIONAL   INSTITUTIONAL      INSTITUTIONAL
                                                                     CLASS           CLASS             CLASS
                                                                 -------------   -------------   ------------------
Per Share Operating Performance**
Net asset value, beginning of period ............................    $ 8.67         $  7.62             $ 10.00
                                                                     ------         -------             -------
Net investment income/(loss) (1) ................................     (0.01)          (0.01)              (0.01)
Net realized and unrealized gain/(loss) on investments (2) ......      2.73            1.06               (2.37)
                                                                     ------         -------             -------
Net increase/(decrease) in net assets resulting from operations.       2.72            1.05               (2.38)
                                                                     ------         -------             -------
Dividends to shareholders from:
Net investment income ...........................................        --              --                  --
Net realized capital gains ......................................        --              --                  --
                                                                     ------         -------             -------
Total dividends and distributions to shareholders ...............        --              --                  --
                                                                     ------         -------             -------
Net asset value, end of period ..................................    $11.39         $  8.67             $  7.62
                                                                     ======         =======             =======
Total investment return (3)(5) ..................................     31.43%          13.78%             (23.80%)(3)
                                                                     ======         =======             =======
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ....................    $1,965         $ 1,309             $ 1,120
   Ratio of expenses to average net assets (1) ..................      1.55%           1.55%               1.55%(4)
   Ratio of expenses to average net assets without waivers and
     expense reimbursements .....................................     14.23%          17.84%              17.63%(4)
   Ratio of net investment (loss) to average net assets (1) .....     (0.18%)         (0.17%)             (0.34%)(4)
   Portfolio turnover rate ......................................    161.75%          87.48%              11.97%

-------------------
+   Formerly known as Micro Cap Value Fund.
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.
(5) Redemption fee of 1.00% is not reflected in total return calculations.

BOSTON PARTNERS BOND FUND
--------------------------------------------------------------------------------

================================================================================
                              IMPORTANT DEFINITIONS

TOTAL RETURN: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

FIXED-INCOME SECURITIES: Fixed-income securities are generally bonds, which are a type of security that functions like a loan. Bonds are "IOUs" issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 5 to 30 years. You receive regular interest payments at a fixed rate. Hence the term "fixed-income" security.

INVESTMENT-GRADE FIXED-INCOME SECURITIES: Securities which are rated at the time of purchase "AAA," "AA," "A," or "BBB" by S&P, "Aaa," "Aa," "A" or "Baa" by Moody's or which are similarly rated by another Rating Organization or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Debt securities rated "BBB" by S&P, "Baa" by Moody's or the equivalent rating of another Rating Organization, while still deemed investment-grade, are considered to have speculative characteristics and are more sensitive to economic change than higher rated bonds.

CORPORATE DEBT OBLIGATIONS: A long-term bond issued by a corporation, including railroads and public utilities.

MORTGAGE-BACKED SECURITIES: Pools of mortgage loans assembled for sale to investors by various governmental agencies as well as by private issuers.

ASSET-BACKED SECURITIES: Pools of assets, usually loans such as installment sale contracts or credit card receivables, assembled for sale by private issuers.

MATURITY: The date on which an investor in a fixed income security will be paid in full by the issuer.
================================================================================


INVESTMENT GOALS

     The Fund seeks to maximize total return by investing principally in investment grade fixed-income securities. Current income is a secondary goal.

PRIMARY INVESTMENT STRATEGIES


     The Fund invests (during normal market conditions) at least 75% of its total assets at the time of purchase in bonds, including corporate debt obligations and mortgage-backed and asset-backed securities (collectively, "Debt Securities") rated investment-grade or better at the time of purchase by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or which are similarly rated by another nationally recognized statistical rating organization ("Rating Organization"). The Fund may also purchase Debt Securities which are unrated but deemed by Boston Partners Asset Management L.P. (the "Adviser") to be comparable in quality to investment-grade instruments. The Fund may invest up to 25% of its total assets at the time of purchase in Debt Securities rated "Ba" and "B" by Moody's or "BB" and "B" by S&P or which are similarly rated by another Rating Organization (i.e., high yield, high risk securities) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. The Fund may invest up to 50% of its total assets at the time of purchase in U.S. government obligations exclusive of Fannie Maes, Ginnie Maes or Freddie Macs and 15% of its total assets at the time of purchase in convertible securities.

     In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.


KEY RISKS

     o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o Investors may lose money.

     o The Fund is subject to interest rate risk. Rising interest rates cause the prices of fixed-income securities to decrease and falling interest rates cause the prices of fixed-income securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


     o High yield, high risk fixed-income securities have a greater risk of default in the payment of interest and principal than higher rated securities and are subject to significant changes in price.

       Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

     o The value of debt securities depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations, the value of its debt securities will fall. Securities issued or guaranteed by the U.S. Government and its agencies have historically involved little risk of loss of principal if held to maturity. Certain U.S. Government securities, such as Ginnie Maes, are supported by the full faith and credit of the U.S. Treasury. Others, such as Freddie Macs, are supported by the right of the issuer to borrow from the U.S. Treasury. Other securities, such as Fannie Maes, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the issuer, and still others are supported by the issuer's own credit.

     o Mortgage-backed and asset-backed securities held by the Fund are subject to prepayment risk. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

     o Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.


     o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 100%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

     o The Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Adviser for clients receiving asset allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities it might not otherwise sell, resulting in a higher portfolio turnover rate, and purchases caused by reallocations may result in the Fund receiving additional cash that will remain uninvested until additional securities can be purchased. The Adviser will attempt to minimize the effects of these transactions at all times.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                                                                                          (LOGO)
                                                                                          BP
                BOSTON PARTNERS FAMILY OF FUNDS                                           BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                     (INSTITUTIONAL CLASS)                                                [GRAPHIC OMITTED]

ACCOUNT APPLICATION
PLEASE NOTE: Do not use this form to open a retirement plan account.  For an IRA application or help with this  Application,  please call 1-888-261-4073.

-----------------     (Please check the appropriate box(es) below.)
1                     [ ]  Individual         [ ]  Joint Tenant         [ ]  Other
Account
Registration          --------------------------------------------------------------------------------------------------------------
-----------------     NAME                                                       SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                      --------------------------------------------------------------------------------------------------------------
                      NAME OF JOINT OWNER                                           JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
                      For joint accounts,  the account  registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------
GIFT TO MINOR:        [ ] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
--------------
                      --------------------------------------------------------------------------------------------------------------
                      NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                      --------------------------------------------------------------------------------------------------------------
                      NAME OF MINOR (ONLY ONE PERMITTED)

                      --------------------------------------------------------------------------------------------------------------
                      MINOR'S SOCIAL SECURITY NUMBER                                    MINOR'S DATE OF BIRTH
------------------
CORPORATION
PARTNERSHIP, TRUST    --------------------------------------------------------------------------------------------------------------
OR OTHER ENTITY:      NAME OF CORPORATION, PARTNERSHIP, OR OTHER                        NAME(S) OF TRUSTEE(S)
------------------
                      --------------------------------------------------------------------------------------------------------------
                      TAXPAYER IDENTIFICATION NUMBER
------------------
2                     --------------------------------------------------------------------------------------------------------------
Mailing               STREET OR P.O. BOX AND/OR APARTMENT NUMBER
Address:
------------------    --------------------------------------------------------------------------------------------------------------
                      CITY                                     STATE                            ZIP CODE

                      --------------------------------------------------------------------------------------------------------------
                      DAY PHONE NUMBER                                                    EVENING PHONE NUMBER

------------------    Minimum initial investment of $100,000 per fund. Total amount of investments $___________
3
Investment            Make check payable to Boston Partners Family of Funds.
Information:
------------------    Shareholders may not purchase shares of any fund with a check issued by a third party and endorsed over to the fund.


                      Boston Partners Large Cap Fund (70) $__________    Boston Partners Mid Cap Fund (73) __________


                      Boston Partners Bond Fund (75) __________          Boston Partners Small Cap Value Fund II (77) __________



                      Boston Partners Long/Short Equity Fund (79) __________



------------------    DIVIDENDS:   Pay by check [ ]    Reinvest [ ]        CAPITAL GAINS:  Pay by check [ ]   Reinvest [ ]
DISTRIBUTION
OPTIONS:              NOTE:  Dividends and capital gains may be reinvested or paid by check. If no options are selected above,  both
------------------    dividends and capital gains will be reinvested in additional fund shares.


                                                    NOT A PART OF THE PROSPECTUS


------------------    To use this option, you must initial the appropriate line below.
4
Telephone             I authorize  the Transfer  Agent to accept  instructions  from any persons to redeem or exchange  shares in my
Exchange and          account(s) by telephone in accordance  with the  procedures  and  conditions  set forth in the Fund's  current
Redemption:           prospectus.
------------------
                      ---------------------     ---------------------
                        Individual initial          joint initial     Redeem shares, and send the proceeds to the
                                                                      address of record.


                      ---------------------     ---------------------
                        Individual initial          joint initial     Exchange shares for shares of The Boston Partners
                                                                      Family of Funds.


------------------    The  Automatic  Investment  Plan which is available to  shareholders  of the Fund,  makes  possible  regularly
5                     scheduled purchases of Fund shares to allow dollar-cost averaging.The Fund's Transfer Agent can arrange for an
Automatic             amount of money selected by you to be deducted from your checking  account and used to purchase  shares of the
Investment            Fund.
Plan:
------------------    Please debit $_________  (minimum $5000.00) from my checking account (named below) on or about the 20th of the month.

                      PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.
                      [ ]  Monthly                        [ ]  Quarterly                    [ ]  Annually

------------          --------------------------------------------------------------------------------------------------------------
BANK RECORD:          BANK NAME                                                           STREET ADDRESS OR P.O. BOX
------------
                      --------------------------------------------------------------------------------------------------------------
                      CITY                                  STATE                                  ZIP CODE

                      --------------------------------------------------------------------------------------------------------------
                      BANK ABA NUMBER                                                          BANK ACCOUNT NUMBER

------------------    The undersigned  warrants that I (we) have full authority and, if a natural  person,  I (we) am (are) of legal
6                     age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for
Signatures:           the Fund in which I (we) am (are) investing.
------------------    Under the  Interest  and  Dividend  Tax  Compliance  Act of 1983,  theFund is required  to have the  following certification:
                      Under penalties of perjury, I certify that:
                      (1) The number  shown on this form is my  correct  identification  number (or I am waiting  for a number to be issued to me), and
                      (2) I am not subject to backup withholding because (a) I am exempt from backup withholding,  or (b) I have not been notified by  theInternalRevenue  Service that I am subject to 31% backup withholding as a result of a failure to report all Interest or dividends,  or (c) theIRS has notified me that I am no longer subject to backup withholding.
                      NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO
                      BACKUP  WITHHOLDING  BECAUSE YOU HAVE FAILED TO REPORT ALL  INTEREST  AND  DIVIDENDS  ON YOUR TAX RETURN.  THE
                      INTERNAL  REVENUE  SERVICE  DOES NOT REQUIRE YOUR CONSENT TO ANY  PROVISION  OF THIS  DOCUMENT  OTHER THAN THE
                      CERTIFICATION REQUIRED TO AUDIT BACKUP WITHHOLDING.

                      --------------------------------------------------------------------------------------------------------------
                      SIGNATURE OF APPLICANT                                                        DATE

                      --------------------------------------------------------------------------------------------------------------
                      PRINT NAME                                                            TITLE (IF APPLICABLE)

                      --------------------------------------------------------------------------------------------------------------
                      SIGNATURE OF JOINT OWNER                                                      DATE

                      --------------------------------------------------------------------------------------------------------------
                      PRINT NAME                                                            TITLE (IF APPLICABLE)

                      (If you are signing for a  corporation,  you must indicate  corporate  office or title.If you wish  additional signatories  on the  account,  please  include a corporate  resolution.  If signing as a  fiduciary,  you must indicate capacity.)

                      For information on additional options,  such as IRA Applications,  rollover requests for qualified  retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                      MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:      BOSTON PARTNERS FAMILY OF FUNDS
                                                                            C/O PFPC INC.
                                                                            P.O. BOX 8852
                                                                            WILMINGTON,DE 19899-8852

                                                    NOT A PART OF THE PROSPECTUS

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

PRIOR PERFORMANCE

     ANNUAL TOTAL RETURNS AS OF DECEMBER 31


     The bar chart below shows the variability of the annual total return for the Institutional Class of the Fund for the last two calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's Institutional Class from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.



                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       7.37%                      (1.15)%

                       1998                        1999



     Since inception (December 30, 1997), the highest calendar quarter total return for the Institutional Class of the Fund was 3.30% (quarter ended September 30, 2000) and the lowest calendar quarter total return was (.53)% (quarter ended March 31, 1999). The total return was 7.44% for the nine months ended September 30, 2000.


     AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to the Institutional Class, compare with the Lehman Aggregate Index for the same periods. The Lehman Aggregate Index is an unmanaged index containing fixed-income securities rated investment grade or higher by Moody's, S&P or Fitch Investors Service. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Lehman Aggregate Index is a registered trademark of Lehman Brothers, Inc. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                            AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                            ----------------------------------------------------
                                  1 YEAR                 SINCE INCEPTION
                                  ------                 ---------------
     Institutional Class          (1.15)%                     3.07%*
     Lehman Aggregate Index       (0.83)%                     3.80%

     *Commenced operations on December 30, 1997.

EXPENSES AND FEES

     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Fund. The table is based upon expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2000.

                                                                                   INSTITUTIONAL CLASS
                                                                                   -------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management fees ............................................................          0.40%
     Distribution (12b-1) fees ..................................................          None
     Other expenses(1) ..........................................................          2.05%
                                                                                          -----
         Total annual Fund operating expenses ...................................          2.45%
     Fee waivers and expense reimbursements(2) ..................................         (1.85)%
                                                                                          -----
     Net expenses ...............................................................          0.60%
                                                                                          =====

     (1) "Other  expenses"  include  audit,   administration,   custody,  legal,
         registration, transfer agency and miscellaneous other charges for the Institutional Class.

     (2) The Adviser has agreed that until December 31, 2001, it will waive advisory fees and reimburse expenses to the extent that total annual Fund operating expenses exceed 0.60%.

EXAMPLE

     The example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Institutional Class of the Fund remain the same, except for the expiration of the fee waivers and reimbursements on December 31, 2001. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                1 YEAR        3 YEARS        5 YEARS       10 YEARS
                ------        -------        -------       --------
                  $61          $586          $1,138         $2,645

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the Fund's financial statements which, together with the report of independent accountants, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                                      BOND FUND
                                                                 --------------------------------------------------
                                                                    FOR THE         FOR THE       FOR THE PERIOD
                                                                  YEAR ENDED      YEAR ENDED     DECEMBER 30, 1997*
                                                                   AUGUST 31,      AUGUST 31,    THROUGH AUGUST 31,
                                                                     2000            1999              1998
                                                                 -------------   -------------   ------------------
                                                                 INSTITUTIONAL   INSTITUTIONAL      INSTITUTIONAL
                                                                     CLASS           CLASS             CLASS
                                                                 -------------   -------------   ------------------
Per Share Operating Performance**
Net asset value, beginning of period ............................    $ 9.41          $ 10.08           $ 10.00
                                                                     ------          -------           -------
Net investment income/(loss) (1). ...............................      0.64             0.96              0.78
Net realized and unrealized gain/(loss) on investments (2) ......      0.08            (0.90)            (0.31)
                                                                     ------          -------           -------
Net increase/(decrease) in net assets resulting from operations.       0.72             0.06              0.47
                                                                     ------          -------           -------
Dividends to shareholders from:
Net investment income. ..........................................     (0.64)           (0.62)            (0.39)
Net realized capital gains ......................................        --            (0.11)               --
                                                                     ------          -------           -------
Total dividends and distributions to shareholders ...............     (0.64)           (0.73)            (0.39)
                                                                     ------          -------           -------
Net asset value, end of period ..................................    $ 9.49          $  9.41           $ 10.08
                                                                     ======          =======           =======
Total investment return (3) .....................................      8.01%            0.42%             4.79%
                                                                     ======          =======           =======
Ratios/Supplemental Data
   Net assets, end of period (000's omitted). ...................    $8,728          $12,041           $15,509
   Ratio of expenses to average net assets (1). .................      0.60%            0.60%             0.60%(4)
   Ratio of expenses to average net assets without waivers and
     expense reimbursements .....................................      2.45%            2.22%             2.82%(4)
   Ratio of net investment income to average net assets (1) .....      6.72%            6.22%             6.06%(4)
   Portfolio turnover rate. .....................................     34.59%           57.60%            45.27%

--------------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.

BOSTON PARTNERS LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------
(formerly, the "Boston Partners Market Neutral Fund")


================================================================================
                              IMPORTANT DEFINITIONS


EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.


TOTAL RETURN: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

SALOMON SMITH BARNEY U.S. 1-MONTH TREASURY BILL INDEX(TM): An unmanaged index containing monthly return equivalents of yield averages that are not marked to market.

SHORT SALE: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

SHORT-TERM CASH INSTRUMENTS: These temporary investments include notes issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

FEDERAL FUNDS RATE: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

ADRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.
================================================================================


INVESTMENT GOALS

     The Fund seeks long-term capital appreciation while minimizing exposure to general equity market risk. The Fund seeks a total return greater than that of the Salomon Smith Barney U.S. 1-Month Treasury Bill Index.(TM)

PRIMARY INVESTMENT STRATEGIES


     The Fund invests in long positions in stocks identified by Boston Partners Asset Management, L.P. (the "Adviser") as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest in securities principally traded in the United States markets. The Fund may invest, both long and short, in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has minimal net exposure to the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

     The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States as sponsored American Depositary Receipts ("ADRs"). The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.


     To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.


     The Fund may participate as a purchaser in any initial public offering of securities that may trade at a premium in the secondary market when such a secondary market exists, although it presently has no intention to do so.

     In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.


     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS


     o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o Investors may lose money.


     o Although the long portfolio will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.


     o The Fund is subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in its strategy of taking long positions in undervalued stocks and short positions in overvalued stocks. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.


     o Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

     o The Fund may invest from time-to-time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market values greater than $1 billion and are more susceptible to changes in the business cycle.

     o Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

     o The equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These equity securities may also be subject to wide fluctuations in market value. The trading market for any given equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such equity securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgement, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.



     o Securities held in a segregated account cannot be sold while the position it is covering is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitations, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

     o The risks of international investing include, but are not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.


     o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

PRIOR PERFORMANCE

     ANNUAL TOTAL RETURNS AS OF DECEMBER 31

     The bar chart below shows the total return for the Institutional Class of the Fund during its first full calendar year. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      1999

                                    (12.81)%

     Since inception (November 17, 1998), the highest calendar quarter total return for the Institutional Class of the Fund was 12.72% (quarter ended September 30, 2000) and the lowest calendar quarter total return was (10.93)% (quarter ended December 31, 1999). The total return was 35.34% for the nine months ended September 30, 2000.


AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to the Institutional Class, compare with the Salomon Brothers 1-Month Treasury Bill Index(TM) for the same periods. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                            AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                            ----------------------------------------------------
                                      1 YEAR          SINCE INCEPTION
                                     --------         ---------------
     Institutional Class             (12.81)%              (15.60)%*
     Salomon Brothers 1-Month
         Treasury Bill Index(TM)       4.44%                 4.48%


* Commenced operations on November 17, 1998.

     EXPENSES AND FEES

     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2000.

                                                                                  INSTITUTIONAL CLASS*
                                                                                  --------------------
     SHAREHOLDER FEES (fees paid directly from your investment)

     Maximum sales charge imposed on purchases ..................................         None
     Maximum deferred sales charge ..............................................         None
     Maximum sales charge imposed on reinvested dividends .......................         None
     Redemption Fee(1) ..........................................................         1.00%
     Exchange Fee ...............................................................         None

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management fees ............................................................         2.25%
     Distribution (12b-1) fees ..................................................         None
     Other expenses(2) ..........................................................        19.61%
                                                                                        ------
         Total annual Fund operating expenses ...................................        21.86%
     Fee waivers and expense reimbursements(3) ..................................       (19.00)%
                                                                                        ------
     Net expenses ...............................................................         2.86%
                                                                                        ======

     *   The Fund was renamed the Long/Short Equity Fund on July 26, 2000.

     (1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. "Other expenses" and "Total annual Fund operating expenses" include dividends on securities which the Fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared -- thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund's total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends is estimated at 0.36% of average net assets for the current fiscal year.

     (3) The Adviser has agreed that until December 31, 2001, it will waive advisory fees and reimburse expenses to the extent that total annual Fund operating expenses exceed 2.50% excluding short sale dividend expense.


EXAMPLE

     The example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Institutional Class of the Fund remain the same, except for the expiration of the fee waivers and reimbursements on December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                  1 YEAR        3 YEARS        5 YEARS       10 YEARS
                  ------        -------        -------       --------
                   $289         $4,033         $6,622        $10,114

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the Fund's financial statements which, together with the report of independent accountants, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                                    LONG/SHORT EQUITY FUND*
                                                                            ------------------------------------------
                                                                                   FOR THE            FOR THE PERIOD
                                                                                 YEAR ENDED        NOVEMBER 17, 1998**
                                                                                 AUGUST 31,        THROUGH AUGUST 31,
                                                                                    2000                  1999
                                                                            -------------------    -------------------
                                                                            INSTITUTIONAL CLASS    INSTITUTIONAL CLASS
                                                                            -------------------    -------------------
Per Share Operating Performance***
Net asset value, beginning of period ......................................        $ 9.46                 $10.00
                                                                                   ------                 ------
Net investment income/(loss) (1) ..........................................          0.13                   0.12
Net realized and unrealized gain/(loss) on investments (2) ................          1.12                  (0.66)
                                                                                   ------                 ------
Net increase/(decrease) in net assets resulting from operations ...........          1.25                  (0.54)
                                                                                   ------                 ------
Dividends to shareholders from:
Net investment income .....................................................         (0.14)                    --
Net realized capital gains ................................................            --                     --
                                                                                   ------                 ------
Total dividends and distributions to shareholders .........................         (0.14)                    --
                                                                                   ------                 ------
Net asset value, end of period ............................................        $10.57                 $ 9.46
                                                                                   ======                 ======
Total investment return (3) (5) ...........................................         13.74%                 (5.40%)
                                                                                   ======                 ======
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ..............................        $1,080                 $  941
   Ratio of expenses to average net assets (1) ............................          2.86%                  2.50%(4)(6)
   Ratio of expenses to average net assets without waivers and
     expense reimbursements ...............................................         21.86%(6)              26.36%(4)(6)
   Ratio of net investment income to average net assets (1) ...............          1.12%                  1.57%(4)
   Portfolio turnover rate ................................................        363.34%                218.41%

--------------------
*   Formerly known as Market Neutral Fund.
**  Commencement of operations.
*** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.
(5) Redemption fee of 1.00% is not reflected in total return calculations.
(6) Without the voluntary waiver of advisory and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 21.86% (excluding dividend expense) and 22.22% (including dividend expense) for the year ended August 31, 2000 and 26.36% (excluding dividend expense) and 26.77% (including dividend expense) annualized for the period ended August 31, 1999.

MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     Boston Partners Asset Management, L.P. (the "Adviser"), located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, provides investment advisory services to the Funds. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. As of October 31, 2000, the Adviser managed approximately $10.4 billion in assets. The Adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation. The Adviser manages each Fund's business and investment activities subject to the authority of the Company's Board of Directors.


PORTFOLIO MANAGERS

BOSTON PARTNERS LARGE CAP VALUE FUND


     The day-to-day portfolio management of the Fund is the responsibility of Mark E. Donovan and Wayne S. Sharp who are senior portfolio managers of the Adviser. Mr. Donovan is Chairperson of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $4.1 billion in large cap value institutional equity assets. Prior to joining the Adviser in 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst ("CFA") and has over fifteen years of investment experience. Ms. Sharp is Vice Chairperson of the Adviser's Equity Strategy Committee and has over twenty-one years of investment experience. Prior to joining the Adviser in April 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a CFA. For the fiscal year ended August 31, 2000, the Fund paid .44% (expressed as a percentage of average net assets) to the Adviser for its services.


BOSTON PARTNERS MID CAP VALUE FUND


     The day-to-day portfolio management of the Fund is the responsibility of Wayne J. Archambo who is a Senior portfolio manager of the Adviser and a member of the Adviser's Equity Strategy Committee. Mr. Archambo oversees the investment activities of the Adviser's $1.5 billion in mid-capitalization activities as well as $1.2 billion in small capitalization activities. Prior to joining the Adviser in April 1995, Mr. Archambo was employed by The Boston Company Asset Management, Inc. from 1989 through April 1995 where he was a senior portfolio manager. Mr. Archambo has over 15 years of investment experience and is a CFA. For the fiscal year ended August 31, 2000, the Fund paid .68% (expressed as a percentage of average net assets) to the Adviser for its services.


BOSTON PARTNERS SMALL CAP VALUE FUND II


     The day-to-day portfolio management of the Fund is the responsibility of David M. Dabora who is a senior portfolio manager of the Adviser. Mr. Dabora also oversees the investment activities of the Adviser's $5 million Small
Capitalization II investment activities. Prior to taking on day to day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of the Adviser, an all-cap value institutional product. Before joining the Adviser in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 11 years of investment experience and is a CFA. For the fiscal year ended August 31, 2000, the Fund paid 0% (expressed as a percentage of average net assets) to the Adviser for its services.

BOSTON PARTNERS BOND FUND


     The day-to-day portfolio management of the Fund is the responsibility of William R. Leach who is a senior portfolio manager of the Adviser and Chairman of the Fixed Income Strategy Committee. Prior to joining the Adviser in April 1995, Mr. Leach was employed by The Boston Company Asset Management, Inc. from 1988 through April 1995 where he was a senior portfolio manager and Director of the Fixed Income Strategy Committee. Mr. Leach has over 16 years of investment experience and is a CFA. Mr. Leach will be assisted by Joseph F. Feeney, Jr. and Michael A. Mullaney. Mr. Feeney is a Fixed Income Portfolio Manager with the Adviser and also a CFA. Prior to joining the Adviser in April 1995, he was Assistant Vice President and Mortgage-backed Securities Portfolio Manager for Putnam Investments. Mr. Mullaney is a Fixed Income Portfolio Manager who joined the Adviser in June 1997. From 1984 to 1997, he was employed at Putnam Investments, most recently as Managing Director and Senior Investment
Strategist, specializing in portfolio strategy and management. His prior experience included a position as a senior consultant from 1981 to 1983 with Chase Econometrics/Interactive Data Corporation, where he focused on quantitative methodologies in fixed income and equity management. He has over 16 years of investment experience. For the fiscal year ended August 31, 2000, the Fund paid 0% (expressed as a percentage of average net assets) to the Adviser for its services.


BOSTON PARTNERS LONG/SHORT EQUITY FUND


     The day-to-day portfolio management of the Fund is the responsibility of Edmund D. Kellogg. Mr. Kellogg is a portfolio manager employed by the Adviser. Mr. Kellogg is a portfolio manager for a similar limited partnership private investment fund of the Adviser. Before joining the Adviser in 1996, Mr. Kellogg was employed by The Keystone Group since 1991, where he was a portfolio manager and analyst managing institutional separate accounts. Mr. Kellogg has over 21 years of investment experience and is a CFA. For the year ended August 31, 2000, the Boston Partners Long/Short Equity Fund paid 0% (expressed as a percentage of average net assets) to the Adviser for its services.


OTHER SERVICE PROVIDERS

     The following chart shows the Funds' other service providers and includes their addresses and principal activities.

                      ====================================
                                  SHAREHOLDERS
                      ====================================



Distribution          ====================================
and
Shareholder                   PRINCIPAL DISTRIBUTOR
Services
                          PROVIDENT DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406

                        Distributes shares of the BOSTON
                                PARTNERS Funds.

                        Effective on or about January 2,
                       2001, PFPC Distributors, Inc. will
                        serve as the distributor of the
                                 Funds' shares.
                      ====================================


                      ====================================
                               TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT

                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                               WILMINGTON, DE19809

                          Handles shareholder services,
                           including recordkeeping and
                      statements, distribution of dividends
                         and processing of buy, sell and
                               exchange requests.
                      ====================================


Asset                 ====================================
Management
                               INVESTMENT ADVISER

                              BOSTON PARTNERS ASSET
                                MANAGEMENT, L.P.
                           28 STATE STREET, 21ST FLOOR
                                BOSTON, MA 02109


                        Manages each Fund's business and
                             investment activities.
                      ====================================

                      ====================================

                                    CUSTODIAN


                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153


                        Holds each Fund's assets, settles
                     all portfolio trades and collects most
                       of the valuation data required for
                        calculating each Fund's net asset
                                 value ("NAV").
                      ====================================

Fund                  ====================================
Operations
                                  ADMINISTRATOR

                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809


                       Provides facilities, equipment and
                      personnel to carry out administrative
                        services related to each Fund and
                           calculates each Fund's NAV,
                          dividends and distributions.
                      ====================================


                      ====================================
                               BOARD OF DIRECTORS

                        Supervises the Funds' activities.
                      ====================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

     Institutional Shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV for the Institutional Class of each Fund is calculated by adding the value of all securities, cash and other assets in a Fund's portfolio, deducting the Fund's actual and accrued liabilities and dividing by the total number of Shares outstanding.

     Each Fund's NAV is calculated once daily at the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) each day the NYSE is open. Shares will not be priced on the days on which the NYSE is closed.

     Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or on the NASDAQ National Market System where they are traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the bid and asked prices is used. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost. With the approval of the Company's Board of Directors, a Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value a Fund's securities. If market quotations are unavailable, securities will be valued at fair value as determined in good faith by the investment adviser according to procedures adopted by the Company's Board of Directors.

PURCHASE OF FUND SHARES


     Shares representing interests in the Funds are offered continuously for sale by Provident Distributors, Inc. (the "Distributor").

     Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. Orders will be priced at the appropriate Fund's net asset value next computed after they are deemed to have been received by the Company.

     You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by PFPC Inc. (the "Transfer Agent") in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on RBB's records. The minimum initial investment in any Fund is $100,000 and the minimum additional investment is $5,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser without being subject to the minimum investment limitations.


     INITIAL  INVESTMENT  BY MAIL.  An account may be opened by  completing  and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($100,000 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

     BOSTON PARTNERS [NAME OF FUND]
     c/o PFPC Inc.
     P.O. Box 8852
     Wilmington, DE 19899-8852

     The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

     INITIAL INVESTMENT BY WIRE. Shares of each Fund may be purchased by wiring federal funds to PNC Bank (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

     PNC Bank, NA
     Philadelphia, Pennsylvania 19103
     ABA# 0310-0005-3
     Account # 86-1108-2507
     F/B/O BOSTON PARTNERS [NAME OF FUND]
     Ref. (Account Number)

     Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, NA are open for business.

     ADDITIONAL INVESTMENTS. Additional investments may be made at any time (minimum investment $5,000) by purchasing Shares of any Fund at NAV by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Boston Partners [name of Fund]) or by wiring monies to PNC Bank, NA as outlined above under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected.

     AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($5,000 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073 to obtain the appropriate forms.

     OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. As of the date of this Prospectus, the Boston Partners Small Cap Value Fund II intends to suspend the offering of Shares upon the Fund's attaining $500 million in total assets.

REDEMPTION OF FUND SHARES

     You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.


     You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is no charge for a redemption. However, if a shareholder of the Boston Partners Small Cap Value Fund II or Boston Partners Long/Short Equity Fund redeems Shares held for less than 1 year, a transaction fee of 1% of the net asset value of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.


     REDEMPTION BY MAIL. Your redemption requests should be addressed to BOSTON PARTNERS [name of Fund], c/o PFPC Inc., P.O. Box 8852, Wilmington, DE 19899-8852 and must include:

     a. a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


     b. any required signature guarantees, which are required when (i) the redemption request proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and


     c. other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073 for a Telephone Authorization Form.

     Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

     TRANSACTION FEE ON CERTAIN REDEMPTIONS OF THE BOSTON PARTNERS SMALL CAP VALUE FUND II AND BOSTON PARTNERS LONG/SHORT EQUITY FUND

     The Boston Partners Small Cap Value Fund II and Boston Partners Long/Short Equity Fund require the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the net asset value of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the adviser, distributor or transfer agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request;
(3) the realization of capital gains by the other shareholders in each Fund; and
(4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.00% amount represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Boston Partners Small Cap Value Fund II and Boston Partners Long/Short Equity Fund.

     INVOLUNTARY REDEMPTION. The Company reserves the right to redeem a shareholder's account in any Fund at any time the net asset value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Boston Partners Small Cap Value Fund II and Boston Partners Long/Short Equity Fund will not be charged when shares are involuntarily redeemed.


     OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

     Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

EXCHANGE PRIVILEGE


     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Institutional Shares of any Boston Partners Fund for Institutional Shares of another Boston Partners Fund, up to six (6) times per year. Such exchange will be effected at the net asset value of the exchanged Institutional Shares and the net asset value of the Institutional Shares to be acquired next determined after PFPC's receipt of a request for an exchange. An exchange of Boston Partners Small Cap Value Fund II or Boston

Partners Long/Short Equity Fund Shares held for less than 1 year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to the 1.00% transaction fee. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above).


     If the exchanging shareholder does not currently own Institutional Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Company, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in a Fund advised by the Adviser, the dollar value of the Shares acquired must equal or exceed the Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Fund's minimum for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

     The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Boston Partners Funds) that is deemed to be disruptive to efficient portfolio management.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

     Each Fund will declare and pay dividends from net investment income annually, except the Boston Partners Bond Fund, which will declare and pay dividends from net investment income monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually.

TAXES

     Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

     You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."


     You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, including an exchange for Shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


     Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Shareowners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.

     The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MULTI-CLASS STRUCTURE

     Each Fund also offers Investor Shares, which are offered directly to individual investors in a separate prospectus. Shares of each class of the Funds represent equal pro rata interests and accrue dividends and calculate net asset value and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Shares of a Fund can be expected to differ from the total return on Investor Shares of the same Fund. Information concerning Investor class shares of the Funds can be requested by calling the Fund at (888) 261-4073.


NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                         BOSTON PARTNERS FAMILY OF FUNDS
                                       OF
                               THE RBB FUND, INC.
                                 (888) 261-4073
                       HTTP://WWW.BOSTONPARTNERSFUNDS.COM


FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BOSTON PARTNERS FAMILY OF FUNDS is available free, upon request, including:


ANNUAL/SEMI-ANNUAL REPORT

     These reports contain additional information about each of the Fund's investments, describe each of the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


     A Statement of Additional Information, dated December 31, 2000 (SAI), has been filed with the Securities and Exchange Commission. The SAI, which includes additional information about the BOSTON PARTNERS FAMILY OF FUNDS, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.



SHAREHOLDER INQUIRIES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 261-4073 or visit the website of Boston Partners Asset Management L.P. at http://www.bostonpartnersfunds.com.


PURCHASES AND REDEMPTIONS

     Call (888) 261-4073.


WRITTEN CORRESPONDENCE


     Post Office Address: BOSTON PARTNERS FAMILY OF FUNDS, c/o PFPC Inc., PO Box 8852, Wilmington, DE 19899-8852

     Street Address: BOSTON PARTNERS FAMILY OF FUNDS, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809



SECURITIES AND EXCHANGE COMMISSION (SEC)


     You may also view information about The RBB Fund, Inc. and the BOSTON PARTNERS FAMILY OF FUNDS, including the SAI, by visiting the SEC's Public
Reference Room in Washington, D.C. You may also obtain copies of the Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.


                    INVESTMENT COMPANY ACT FILE NO. 811-05518

                         BOSTON PARTNERS FAMILY OF FUNDS
                                       OF
                               THE RBB FUND, INC.

                                 INVESTOR CLASS







                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                               MID CAP VALUE FUND
                             SMALL CAP VALUE FUND II
                                    BOND FUND
                             LONG/SHORT EQUITY FUND




--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------




PROSPECTUS                                                     December 31, 2000




(LOGO)
BP
BOSTON PARTNERS ASSET MANAGEMENT, L.P.
[GRAPHIC OMITTED]

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INTRODUCTION ..............................................           3


DESCRIPTIONS OF THE BOSTON PARTNERS FUNDS
     Boston Partners Large Cap Value Fund .................           4
     Boston Partners Mid Cap Value Fund ...................           9
     Boston Partners Small Cap Value Fund II ..............          13
     Boston Partners Bond Fund ............................          18
     Boston Partners Long/Short Equity Fund ...............          22

MANAGEMENT
     Investment Adviser ...................................          27
     Service Provider Chart ...............................          29

SHAREHOLDER INFORMATION
     Pricing of Fund Shares ...............................          30
     Purchase of Fund Shares ..............................          30
     Redemption of Fund Shares ............................          32
     Exchange Privilege ...................................          34
     Dividends and Distributions ..........................          35
     Taxes ................................................          35
     Multi-Class Structure ................................          36

FOR MORE INFORMATION ......................................  Back Cover



A LOOK AT THE GOALS, STRATEGIES,
RISKS, EXPENSES AND FINANCIAL
HISTORY OF EACH OF THE
BOSTON PARTNERS FUNDS.



DETAILS ABOUT THE SERVICE
PROVIDERS.



POLICIES AND INSTRUCTIONS FOR
OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN ANY OF
THE BOSTON PARTNERS FUNDS.

INTRODUCTION
--------------------------------------------------------------------------------
     This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Investor Class of the Boston Partners Family of Funds of The RBB Fund, Inc. (the "Company").


     The five mutual funds of the Company offered by this Prospectus represent interests in the Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund, Boston Partners Small Cap Value Fund II, Boston Partners Bond Fund and Boston Partners Long/Short Equity Fund (each a "Fund" and collectively, the "Funds"). This Prospectus and the Statement of Additional Information incorporated herein relate solely to the Funds.


     This Prospectus has been organized so that each Fund has its own short section with important facts about that particular Fund. Once you read the short sections about the Funds that interest you, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to all the Funds offered by this Prospectus.

BOSTON PARTNERS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.



INVESTMENT GOALS

     The Fund seeks to provide long-term growth of capital with current income as a secondary objective.

PRIMARY INVESTMENT STRATEGIES


     The Fund invests (during normal market conditions) at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by Boston Partners Asset Management L.P. (the "Adviser") as possessing value characteristics. The Fund may also invest up to 20% of its total assets in non-U.S. dollar denominated securities.


     The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

     In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the policies above, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.



KEY RISKS

     o At least 65% of the Fund's total assets will be invested in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o    Investors may lose money.

     o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

     o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

     o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

     o The Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Adviser for clients receiving asset allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities it might not otherwise sell, resulting in a higher portfolio turnover rate, and purchases caused by reallocations may result in the Fund receiving additional cash that will remain uninvested until additional securities can be purchased. The Adviser will attempt to minimize the effects of these transactions at all times.


     o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

PRIOR PERFORMANCE


     ANNUAL TOTAL RETURNS AS OF DECEMBER 31


     The bar chart below shows the variability of the annual total returns for the Investor Class of the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Investor Class from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    28.34%               (0.77)%           3.86%

                     1997                 1998             1999



     Since inception (January 16, 1997), the highest calendar quarter total return for the Investor Class of the Fund was 15.30% (quarter ended June 30, 1998) and the lowest calendar quarter total return was (16.07)% (quarter ended September 30, 1998). The total return was 11.78% for the calendar nine months ended September 30, 2000.

     AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON


     The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to the Investor Class, compare with the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and the Russell 1000 Value Index for the same periods. The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative values to the stocks included in the index, weighted accordingly to each stock's total market value relative to the total market value of the other stocks included in the index. The Russell 1000 Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000 Index as ranked by total market capitalization. This index is segmented into growth and value categories. The Russell 1000 Value Index contains stocks from the Russell 1000 with less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russel 1000 Value Index is a registered trademark of the Frank Russell Corporation. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.



                                                 AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                                                 ----------------------------------------------------
                                                     1 YEAR                 SINCE INCEPTION
                                                     -------                ---------------
     Investor Class                                    3.86%                      9.91%*
     S&P 500 Index                                    21.00%                     26.31%
     Russell 1000 Value Index                          7.35%                     17.70%


     *Commenced operations on January 16, 1997.

EXPENSES AND FEES


     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Investor Class of the Fund. The table is based on expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2000.


                                                                                               INVESTOR CLASS
                                                                                               --------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


     Management fees ........................................................................        0.75%
     Distribution (12b-1) fees ..............................................................        0.25%
     Other expenses(1) ......................................................................        0.53%
                                                                                                     ----
         Total annual Fund operating expenses ...............................................        1.53%
     Fee waivers(2) .........................................................................       (0.31)%
                                                                                                     ----
     Net expenses ...........................................................................        1.22%
                                                                                                     ====


     (1)  "Other  expenses"  include  audit,  administration,   custody,  legal,
          registration,  transfer agency and miscellaneous other charges for the
          Investor Class.


     (2) The Adviser has agreed that until December 31, 2001, it will waive advisory fees and reimburse expenses to the extent that total annual
          Fund operating expenses exceed 1.22%.


EXAMPLE


     The example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Investor Class of the Fund remain the same, except for the expiration of the fee waivers and reimbursements on December 31, 2001. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 YEAR        3 YEARS        5 YEARS       10 YEARS
    ------        -------        -------       --------
     $124          $453           $805          $1,797

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the Fund's financial statements which, together with the report of independent accountants, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                         LARGE CAP VALUE FUND
                                                         -------------------------------------------------------------
                                                           FOR THE       FOR THE       FOR THE        FOR THE PERIOD
                                                         YEAR ENDED    YEAR ENDED    YEAR ENDED      JANUARY 16, 1997*
                                                         AUGUST 31,    AUGUST 31,    AUGUST 31,     THROUGH AUGUST 31,
                                                            2000          1999          1998               1997
                                                         ----------    ----------    ----------     -----------------
                                                          INVESTOR      INVESTOR      INVESTOR           INVESTOR
                                                            CLASS         CLASS         CLASS              CLASS
                                                         ----------    ----------    ----------     -----------------
Per Share Operating Performance**
Net asset value, beginning of period ....................  $ 12.36       $ 10.70       $ 12.45             $10.20
                                                           -------       -------       -------             ------
Net investment income/(loss) (1) ........................     0.10          0.15          0.06               0.02
Net realized and unrealized gain/(loss)
   on investments (2) ...................................     1.27          1.65         (1.27)              2.23
                                                           -------       -------       -------             ------
Net increase/(decrease) in net assets resulting
   from operations. .....................................     1.37          1.80         (1.21)              2.25
                                                           -------       -------       -------             ------
Dividends to shareholders from:
Net investment income ...................................    (0.01)        (0.03)        (0.06)                --
Net realized capital gains ..............................    (0.70)        (0.11)        (0.48)                --
                                                           -------       -------       -------             ------
Total dividends and distributions to shareholders .......    (0.71)        (0.14)        (0.54)                --
                                                           -------       -------       -------             ------
Net asset value, end of period ..........................  $ 13.02       $ 12.36       $ 10.70             $12.45
                                                           =======       =======       =======             ======
Total investment return (3) .............................    11.67%        16.86%       (10.28%)            22.06%
                                                           =======       =======       =======             ======
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ............  $ 1,414       $ 1,637       $ 6,150             $  683
   Ratio of expenses to average net assets (1) ..........     1.22%         1.25%         1.19%              1.11%(4)
   Ratio of expenses to average net assets without
     waivers and expense reimbursements .................     1.53%         1.55%         1.74%              3.05%(4)
   Ratio of net investment income to average net assets (1)   0.70%         0.36%         0.68%              0.91%(4)
   Portfolio turnover rate ..............................   120.99%       156.16%       111.68%             67.16%

-------------

*    Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4)  Annualized.


BOSTON PARTNERS MID CAP VALUE FUND
--------------------------------------------------------------------------------

                              IMPORTANT DEFINITIONS


EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.



INVESTMENT GOALS

     The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary goal.

PRIMARY INVESTMENT STRATEGIES

     The Fund pursues its goal by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with a market capitalization of between $200 million and $6 billion and identified by Boston Partners Asset Management L.P. (the "Adviser") as having value characteristics.

     The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

     The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

     In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

     o At least 65% of the Fund's total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o    Investors may lose money.

     o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instuments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

     o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

     o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.


     o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 225%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

PRIOR PERFORMANCE

     ANNUAL TOTAL RETURNS AS OF DECEMBER 31



     The bar chart below shows the variability of the annual total return for the Investor Class of the Fund for the last two calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's Investor Class from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          1998                  1999

                         (2.20)%               (4.54)%


Since inception (June 2, 1997), the highest calendar quarter total return for the Investor Class of the Fund was 13.64% (quarter ended March 31, 1998) and the lowest calendar quarter total return was (20.89)% (quarter ended September 30, 1998). The total return was 9.46% for the nine months ended September 30, 2000.


     AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON


     The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to the Investor Class, compare with the Russell 2500 Index and Russel 2500 Value Index for the same periods. The Russell 2500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of the Frank Russell Corporation. The Russell 2500 Value Index contains stocks from the Russell 2500 Index with less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 2500 Value Index is a registered trademark of the Frank Russell Corporation. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                           AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                           ----------------------------------------------
                                   1 YEAR                SINCE INCEPTION
                                   ------                ---------------
     Investor Class                 (4.54)%                  3.07%*
     Russell 2500 Index              1.47%                   7.50%
     Russell 2500 Value Index        1.49%                   7.50%

     *Commenced operations on June 2, 1997.

EXPENSES AND FEES


     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Investor Class of the Fund. The table is based on expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2000.
                                                                INVESTOR CLASS
                                                                --------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


     Management fees ...........................................    0.80%
     Distribution (12b-1) fees .................................    0.25%
     Other expenses(1) .........................................    0.29%
                                                                   -----
         Total annual Fund operating expenses ..................    1.34%
     Fee waivers(2) ............................................   (0.12)%
                                                                   -----
     Net expenses ..............................................    1.22%
                                                                   =====


     (1)  "Other  expenses"  include  audit,  administration,   custody,  legal,
          registration, transfer agency and miscellaneous other charges for the Investor Class.


     (2) The Adviser has agreed that until December 31, 2001, it will waive advisory fees and reimburse expenses to the extent that total annual Fund operating expenses exceed 1.22%.


EXAMPLE


     The example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Investor Class of the Fund remain the same, except for the expiration of the fee waivers and reimbursements on December 31, 2001. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     1 YEAR        3 YEARS        5 YEARS       10 YEARS
                     ------        -------        -------       --------
                      $124          $413           $723          $1,602

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the Fund's financial statements which, together with the report of independent accountants, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                               MID CAP VALUE FUND
                                                         -------------------------------------------------------------
                                                           FOR THE         FOR THE       FOR THE        FOR THE PERIOD
                                                         YEAR ENDED      YEAR ENDED    YEAR ENDED        JUNE 2, 1997*
                                                         AUGUST 31,      AUGUST 31,    AUGUST 31,     THROUGH AUGUST 31,
                                                            2000            1999          1998               1997
                                                         ----------      ----------    ----------     ------------------
                                                          INVESTOR        INVESTOR      INVESTOR           INVESTOR
                                                            CLASS           CLASS         CLASS              CLASS
                                                         ----------      ----------    ----------     ------------------
Per Share Operating Performance**
Net asset value, beginning of period ...................   $ 11.38         $ 9.42       $ 11.01             $10.00
                                                           -------        -------       -------             ------
Net investment income/(loss) (1) .......................      0.03          (0.01)         0.01               0.01
Net realized and unrealized gain/(loss)
  on investments (2) ...................................      0.28           1.97         (1.38)              1.00
                                                           -------        -------       -------             ------
Net increase/(decrease) in net assets resulting
   from operations. ....................................      0.31           1.96         (1.37)              1.01
                                                           -------        -------       -------             ------
Dividends to shareholders from:
Net investment income ..................................        --             --         (0.01)                --
Net realized capital gains .............................     (0.14)            --         (0.21)                --
                                                           -------        -------       -------             ------
Total dividends and distributions to shareholders ......     (0.14)            --         (0.22)                --
                                                           -------        -------       -------             ------
Net asset value, end of period .........................   $ 11.55        $ 11.38       $  9.42             $11.01
                                                           =======        =======       =======             ======
Total investment return (3) ............................      2.90%         20.81%       (12.77%)            10.10%
                                                           =======        =======       =======             ======
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ...........   $ 1,929        $ 2,762       $ 1,828             $  598
   Ratio of expenses to average net assets (1) .........      1.22%          1.25%         1.15%              1.10%(4)
   Ratio of expenses to average net assets without
     waivers and expense reimbursements ................      1.34%          1.50%         1.82%             12.62%(4)
   Ratio of net investment income to average
     net assets (1) ....................................      0.31%          0.01%        (0.02%)             0.61%(4)
   Portfolio turnover rate .............................    206.65%        200.09%       167.86%             21.80%

--------------

 *   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4)  Annualized.


BOSTON PARTNERS SMALL CAP VALUE FUND II
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS


EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.



INVESTMENT GOALS

     The Fund seeks long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

     The Fund pursues its goal by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities of issuers with market capitalizations that do not exceed $1 billion when purchased by the Fund and identified by Boston Partners Asset Management L.P. (the "Adviser") as having value characteristics.

     The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 35% (under normal conditions) at the time of purchase, in companies with considerably larger market capitalizations.

     The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a fundamental analysis of industries and companies, earnings power and growth and other investment criteria.


     The Fund may invest up to 25% of its total assets in equity securities of foreign issuers, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").


     The Fund may participate as a purchaser in any initial public offering of securities that may trade at a premium in the secondary market when such a secondary market exists, although it presently has no intention to do so.

     In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

     o At least 65% of the Fund's total assets will be invested in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o    Investors may lose money.

     o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.


     o The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market values greater than $1 billion and are more susceptible to changes in the business cycle.


     o The equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These equity securities may also be subject to wide fluctuations in market value. The trading market for any given equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such equity securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgement, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

     o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.


     o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

     o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

PRIOR PERFORMANCE

     ANNUAL TOTAL RETURNS AS OF DECEMBER 31


     The bar chart below shows the total returns for the Investor Class of the Fund during its first calendar year. Past performance is not necessarily an indicator of how the Fund will perform in the future.




                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               6.25%

                               1999



     Since inception (July 1, 1998), the highest calendar quarter total return for the Investor Class of the Fund was 18.11% (quarter ended June 30, 1999) and the lowest calendar quarter total return was (23.30)% (quarter ended September 30, 1998). The total return was 32.87% for the nine months ended September 30, 2000.

     AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to the Investor Class, compare with the Russell 2000 Value Index for the same periods. The Russell 2000 Value Index is an unmanaged index that contains stocks from the Russell 2000 Index with less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 2000 Value Index is a registered trademark of the Frank Russell Corporation. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                                  ----------------------------------------------------
                                            1 YEAR             SINCE INCEPTION
                                            ------             ---------------
     Investor Class                          6.25%                  (9.05)%*
     Russell 2000 Value Index               (1.49)%                 (7.98)%

     *Commenced operations on July 1, 1998.

EXPENSES AND FEES


     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Investor Class of the Fund. The table is based upon expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2000.


                                                                                       INVESTOR CLASS*
                                                                                        --------------
     SHAREHOLDER FEES (fees paid directly from your investment)

     Maximum sales charge imposed on purchases ........................................     None
     Maximum deferred sales charge ....................................................     None
     Maximum sales charge imposed on reinvested dividends .............................     None
     Redemption Fee(1) ................................................................     1.00%
     Exchange Fee .....................................................................     None

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


     Management fees ..................................................................     1.25%
     Distribution (12b-1) fees ........................................................     0.25%
     Other expenses(2) ................................................................    12.83%
                                                                                          ------
         Total annual Fund operating expenses .........................................    14.33%
     Fee waivers and expense reimbursements(3) ........................................   (12.56)%
                                                                                          ------
     Net expenses .....................................................................     1.77%
                                                                                          ======
     * The Fund was renamed the Small Cap Value Fund II on February 18, 2000.


     (1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (2)  "Other  expenses"  include  audit,  administration,   custody,  legal,
          registration, transfer agency and miscellaneous other charges for the Investor Class.


     (3) The Adviser has agreed that until December 31, 2001, it will waive advisory fees and reimburse expenses to the extent that total annual Fund operating expenses exceed 1.77%.


EXAMPLE


     The example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Investor Class of the Fund remain the same, except for the expiration of the fee waivers and reimbursements on December 31, 2001. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
             ------        -------        -------       --------
              $180          2,867         $5,079         $9,035

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the Fund's financial statements which, together with the report of independent accountants, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).



                                                                            SMALL CAP VALUE FUND II+
                                                              -------------------------------------------------------
                                                                  FOR THE            FOR THE          FOR THE PERIOD
                                                                YEAR ENDED         YEAR ENDED          JULY 1, 1998*
                                                                AUGUST 31,         AUGUST 31,       THROUGH AUGUST 31,
                                                                   2000               1999                 1998
                                                              --------------     --------------        --------------
                                                              INVESTOR CLASS     INVESTOR CLASS        INVESTOR CLASS
                                                              --------------     --------------        --------------
Per Share Operating Performance**
Net asset value, beginning of period ........................      $ 8.65            $ 7.63               $10.00
                                                                  -------            ------               ------
Net investment income/(loss) (1) ............................       (0.03)            (0.02)               (0.01)
Net realized and unrealized gain/(loss) on investments (2) ..        2.74              1.04                (2.36)
                                                                  -------            ------               ------
Net increase/(decrease) in net assets resulting
  from operations. ..........................................        2.71              1.02                (2.37)
                                                                  -------            ------               ------
Dividends to shareholders from:
Net investment income .......................................          --                --                   --
Net realized capital gains ..................................          --                --                   --
                                                                  -------            ------               ------
Total dividends and distributions to shareholders ...........          --                --                   --
                                                                  -------            ------               ------
Net asset value, end of period ..............................     $ 11.36            $ 8.65               $ 7.63
                                                                  =======            ======               ======
   Total investment return (3) (5) ..........................       31.33%            13.37%              (23.70%)
                                                                  =======            ======               ======
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ................     $   382            $  293               $  129
   Ratio of expenses to average net assets (1) ..............        1.77%             1.80%                1.80%(4)
   Ratio of expenses to average net assets without waivers
     and expense reimbursements .............................       14.33%            18.09%               18.61%(4)
   Ratio of net investment income to average net assets (1) .       (0.40%)           (0.42%)              (0.66%)(4)
   Portfolio turnover rate ..................................      161.75%            87.48%               11.97%

---------------

 +   Formerly known as Micro Cap Value Fund.
 *   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4)  Annualized.
(5)  Redemption fee of 1.00% is not reflected in total return calculations.


BOSTON PARTNERS BOND FUND
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

TOTAL RETURN: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

FIXED-INCOME SECURITIES: Fixed-income securities are generally bonds, which are a type of security that functions like a loan. Bonds are "IOUs" issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 5 to 30 years. You receive regular interest payments at a fixed rate. Hence the term "fixed-income" security.

INVESTMENT-GRADE FIXED-INCOME SECURITIES: Securities which are rated at the time of purchase "AAA," "AA," "A," or "BBB" by S&P, "Aaa," "Aa," "A" or "Baa" by Moody's or which are similarly rated by another Rating Organization or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Debt securities rated "BBB" by S&P, "Baa" by Moody's or the equivalent rating of another Rating Organization, while still deemed investment-grade, are considered to have speculative characteristics and are more sensitive to economic change than higher rated bonds.

CORPORATE DEBT OBLIGATIONS: A long-term bond issued by a corporation, including railroads and public utilities.

MORTGAGE-BACKED SECURITIES: Pools of mortgage loans assembled for sale to investors by various governmental agencies as well as by private issuers.

ASSET-BACKED SECURITIES: Pools of assets, usually loans such as installment sale contracts or credit card receivables, assembled for sale by private issuers.

MATURITY: The date on which an investor in a fixed income security will be paid in full by the issuer.



INVESTMENT GOALS

     The Fund seeks to maximize total return by investing principally in investment grade fixed-income securities. Current income is a secondary goal.


     The Fund invests (during normal market conditions) at least 75% of its total assets in bonds, including corporate debt obligations and mortgage-backed and asset-backed securities (collectively, "Debt Securities") rated investment-grade or better at the time of purchase by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or which are similarly rated by another nationally recognized statistical rating organization ("Rating Organization"). The Fund may also purchase Debt Securities which are unrated but deemed by Boston Partners Asset Management L.P. (the "Adviser") to be comparable in quality to investment-grade instruments. The Fund may invest up to 25% of its total assets at the time of purchase in Debt Securities rated "Ba" and "B" by Moody's or "BB" and "B" by S&P or which are similarly rated by another Rating Organization (i.e., high yield, high risk securities) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. The Fund may invest up to 50% of its total assets at the time of purchase in U.S. government obligations exclusive of Fannie Maes, Ginnie Maes and Freddie Macs, and 15% of its total assets at the time of purchase in convertible securities.

     In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.


KEY RISKS

     o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o    Investors may lose money.

     o The Fund is subject to interest rate risk. Rising interest rates cause the prices of fixed-income securities to decrease and falling interest rates cause the prices of fixed-income securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

     o High yield, high risk fixed-income securities have a greater risk of default in the payment of interest and principal than higher rated securities and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.


     o The value of debt securities depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations, the value of its debt securities will fall. Securities issued or guaranteed by the U.S. Government and its agencies have historically involved little risk of loss of principal if held to maturity. Certain U.S. Government securities, such as Ginnie Maes, are supported by the full faith and credit of the U.S. Treasury. Others, such as Freddie Macs, are supported by the right of the issuer to borrow from the U.S. Treasury. Other securities, such as Fannie Maes, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the issuer, and still others are supported by the issuer's own credit.

     o Mortgage-backed and asset-backed securities held by the Fund are subject to prepayment risk. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

     o Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.


     o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 100%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

     o The Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Adviser for clients receiving asset allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities it might not otherwise sell, resulting in a higher portfolio turnover rate, and purchases caused by reallocations may result in the Fund receiving additional cash that will remain uninvested until additional securities can be purchased. The Adviser will attempt to minimize the effects of these transactions at all times.


PRIOR PERFORMANCE


     ANNUAL TOTAL RETURNS AS OF DECEMBER 31


     The bar chart below shows the variability of the annual total return for the Investor Class of the Fund for the last two calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's Investor Class from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              7.09%                (1.37)%

                              1998                  1999



     Since inception (December 30, 1997), the highest calendar quarter total return for the Investor Class of the Fund was 3.33% (quarter ended September 30, 2000) and the lowest calendar quarter total return was (.58)% (quarter ended March 31, 1999). The total return was 7.33% for the nine months ended September 30, 2000.

     AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON

     The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to the Investor Class, compare with the Lehman Brothers Aggregate Index for the same periods. The Lehman Brothers Aggregate Index is an unmanaged index containing fixed-income securities rated investment grade or higher by Moody's, S&P or Fitch Investors Service. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Index is a registered trademark of Lehman Brothers, Inc. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                           AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                           ----------------------------------------------------
                                    1 YEAR                 SINCE INCEPTION
                                    ------                 ---------------
     Investor Class                 (1.37)%                     2.82%*
     Lehman Aggregate Index         (0.83)%                     3.80%


     *Commenced operations on December 30, 1997.


EXPENSES AND FEES


     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Investor Class of the Fund. The table is based upon expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2000.



                                                                 INVESTOR CLASS
                                                                 --------------
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)


     Management fees ...............................................     0.40%
     Distribution (12b-1) fees .....................................     0.25%
     Other expenses(1) .............................................     1.90%
                                                                        -----
         Total annual Fund operating expenses ......................     2.55%
     Fee waivers and expense reimbursements(2) .....................    (1.73)%
                                                                        -----
     Net expenses ..................................................     0.82%
                                                                        =====


     (1)  "Other  expenses"  include  audit,  administration,   custody,  legal,
          registration, transfer agency and miscellaneous other charges for the Investor Class.


     (2) The Adviser has agreed that until December 31, 2001, it will waive advisory fees and reimburse expenses to the extent that total annual Fund operating expenses exceed .82%.


EXAMPLE


     The example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Investor Class of the Fund remain the same, except for the expiration of the fee waivers and reimbursements on December 31, 2001. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
             ------        -------        -------       --------
               $84          $628          $1,200         $2,755

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

(LOGO)
BP
BOSTON PARTNERS ASSET MANAGEMENT, L.P.
[GRAPHIC OMITTED]





                         BOSTON PARTNERS FAMILY OF FUNDS
                                (INVESTOR CLASS)

ACCOUNT APPLICATION
PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073.


------------          (Please check the appropriate box(es) below.)
1                     [ ]  Individual        [ ]  Joint Tenant       [ ]  Other
Account
Registration          ------------------------------------------------------------------------------------------------------
------------          NAME                                               SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                      ------------------------------------------------------------------------------------------------------
                      NAME OF JOINT OWNER                                JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
                      For joint accounts,  the account registrants will be joint tenants with right of survivorship and not tenants in common  unless  tenants  in common or  community  property registrations are requested.

--------------        [ ] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
GIFT TO MINOR:
--------------        ------------------------------------------------------------------------------------------------------
                      NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                      ------------------------------------------------------------------------------------------------------
                      NAME OF MINOR (ONLY ONE PERMITTED)

                      ------------------------------------------------------------------------------------------------------
                      MINOR'S SOCIAL SECURITY NUMBER                                MINOR'S DATE OF BIRTH

------------------    ------------------------------------------------------------------------------------------------------
CORPORATION,          NAME OF CORPORATION, PARTNERSHIP, OR OTHER                        NAME(S) OF TRUSTEE(S)
PARTNERSHIP, TRUST
OR OTHER ENTITY:      ------------------------------------------------------------------------------------------------------
------------------    TAXPAYER IDENTIFICATION NUMBER


--------              ------------------------------------------------------------------------------------------------------
2                     STREET OR P.O. BOX AND/OR APARTMENT NUMBER
Mailing
Address:              ------------------------------------------------------------------------------------------------------
--------              CITY                                     STATE                            ZIP CODE

                      ------------------------------------------------------------------------------------------------------
                      DAY PHONE NUMBER                                                    EVENING PHONE NUMBER


-----------           Minimum  initial  investment  of $2500.00 per fund. Total amount of investments $___________
3
Investment            Make check payable to Boston Partners Family of Funds.
Information
-----------           Shareholders may not purchase shares of any fund with a check issued by a third party and endorsed over to the fund.

                      Boston Partners Large Cap Value Fund (71) $__________     Boston Partners Mid Cap Value Fund (74) $___________


                      Boston Partners Bond Fund (76) $__________     Boston Partners Small Cap Value Fund II (78) $_________


                      Boston Partners Long/Short Equity Fund (80) $__________

------------          DIVIDENDS:   Pay by check [ ]    Reinvest [ ]        CAPITAL GAINS:  Pay by check [ ]   Reinvest [ ]
DISTRIBUTION
OPTIONS:
------------          NOTE:  Dividends and capital gains may be reinvested or paid by check. If no options are selected  below, both dividends and capital gains will be reinvested in additional Fund shares.

                          NOT A PART OF THE PROSPECTUS



                      To select this  portion  please  fill out the  information below:
----------
4                     Amount $.................................  Startup Month....................................
Systematic
Withdrawal            [ ] A minimum account value of $10,000 in a single account  Frequency:         [ ]  Annually
Plan:                     is required to establish a Systematic Withdrawal Plan.                     [ ]  Monthly
----------            [ ] Payments will be made on or near the 25th of the month.                    [ ]  Quarterly


                      Please check one of the following options:   ________ Please mail checks to Address of Record
                                                                              (Named in Section 2)
                                                                   ________ Please electronically credit my Bank of Record
                                                                              (Named in Section 6)


------------          To use this option,  you must initial the appropriate line below.
5
Telephone             I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my
Exchange and          account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current
Redemption:           prospectus.
------------
                      ---------------------     ---------------------
                       Individual initial          joint initial          Redeem shares, and send the proceeds
                                                                          to the address of record.


                      ---------------------     ---------------------
                       Individual initial          joint initial          Exchange shares for shares of
                                                                          The Boston Partners Family of Funds.


----------            The  Automatic  Investment  Plan  which  is  available  to
6                     shareholders  of  the  Fund,   makes  possible   regularly
Automatic             scheduled  purchases  of Fund shares to allow  dollar-cost
Investment            averaging.The  Fund's  Transfer  Agent can  arrange for an
Plan                  amount of money  selected by you to be deducted  from your
----------            checking account and used to purchase shares of the Fund.

                      Please debit $_________ (minimum $100) from my checking account (named below) on or about the 20th of the month.

                      PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.

                      [ ]  Monthly          [ ]  Quarterly        [ ]  Annually
------------
BANK RECORD:
------------

                      --------------------------------------------------------------------------------------------------
                      BANK NAME                                                           STREET ADDRESS OR P.O. BOX

                      --------------------------------------------------------------------------------------------------
                      CITY                                  STATE                               ZIP CODE

                      --------------------------------------------------------------------------------------------------
                      BANK ABA NUMBER                                                        BANK ACCOUNT NUMBER

-----------           The  undersigned  warrants that I (we) have full authority
7                     and, if a natural person, I (we) am (are) of legal age to
Signatures:           purchase shares pursuant to this Account Application,  and
-----------           I (we) have received a current  prospectus for the Fund in which I (we) am (are) investing.

                      Under the Interest and Dividend Tax Compliance Act of
                      1983, the Fund is required to have the following certification:

                      Under penalties of perjury, I certify that:

                      (1) The number shown on this form is my correct
                          identification number (or I am waiting for a number to be issued to me), and

                     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                      NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN
                      NOTIFIED  BY THE IRS THAT YOU ARE  CURRENTLY  SUBJECT TO
                      BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL
                      INTEREST AND DIVIDENDS ON YOUR TAX RETURN.  THE INTERNAL
                      REVENUE  SERVICE  DOES NOT REQUIRE  YOUR  CONSENT TO ANY
                      PROVISION OF THIS DOCUMENT OTHER THAN THE  CERTIFICATION
                      REQUIRED TO AUDIT BACKUP WITHHOLDING.

                      --------------------------------------------------------------------------------------------------
                      SIGNATURE OF APPLICANT                                                     DATE

                      --------------------------------------------------------------------------------------------------
                      PRINT NAME                                                            TITLE (IF APPLICABLE)

                      --------------------------------------------------------------------------------------------------
                      SIGNATURE OF JOINT OWNER                                                   DATE

                      --------------------------------------------------------------------------------------------------
                      PRINT NAME                                                            TITLE (IF APPLICABLE)

                      (If you are signing for a  corporation,  you must indicate
                      corporate   office  or   title.If   you  wish   additional
                      signatories  on the  account,  please  include a corporate resolution.  If signing as a fiduciary,  you must indicate capacity.)

                      For  information  on  additional  options,   such  as  IRA
                      Applications,  rollover requests for qualified  retirement plans,  or  for  wire  instructions,  please  call  us  at
                      1-888-261-4073.

                      MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO: BOSTON PARTNERS FAMILY OFFUNDS
                                                                       C/O PFPC INC.
                                                                       P.O. BOX 8852
                                                                       WILMINGTON,DE 19899-8852
                          NOT A PART OF THE PROSPECTUS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the Fund's financial statements which, together with the report of independent accountants, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                                    BOND FUND
                                                                -------------------------------------------------------
                                                                  FOR THE             FOR THE         FOR THE PERIOD
                                                                YEAR ENDED           YEAR ENDED      DECEMBER 30, 1997*
                                                                AUGUST 31,           AUGUST 31,      THROUGH AUGUST 31,
                                                                   2000                 1999                1998
                                                                ----------           ----------      ------------------
                                                                 INVESTOR             INVESTOR           INVESTOR
                                                                   CLASS               CLASS              CLASS
                                                                ---------             --------           --------
Per Share Operating Performance**
Net asset value, beginning of period ..........................   $ 9.47               $10.10             $10.00
                                                                  ------               ------             ------
Net investment income/(loss) (1) ..............................     0.62                 0.93               0.62
Net realized and unrealized gain/(loss) on investments (2) ....     0.08                (0.90)             (0.16)
                                                                  ------               ------             ------
Net increase/(decrease) in net assets resulting
  from operations .............................................     0.70                 0.03               0.46
                                                                  ------               ------             ------
Dividends to shareholders from:
Net investment income .........................................    (0.62)               (0.55)             (0.36)
Net realized capital gains ....................................       --                (0.11)                --
                                                                  ------               ------             ------
Total dividends and distributions to shareholders .............    (0.62)               (0.66)             (0.36)
                                                                  ------               ------             ------
Net asset value, end of period ................................   $ 9.55               $ 9.47             $10.10
                                                                  ======               ======             ======
Total investment return (3) ...................................     7.72%                0.17%              4.63%
                                                                  ======               ======             ======
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ..................   $  170               $  188             $  198
   Ratio of expenses to average net assets (1) ................     0.82%                0.85%              0.85%(4)
   Ratio of expenses to average net assets without waivers
     and expense reimbursements ...............................     2.55%                2.47%              2.72%(4)
   Ratio of net investment income to average net assets (1) ...     6.50%                5.97%              5.83%(4)
   Portfolio turnover rate ....................................    34.59%               57.60%             45.27%

--------------------------------------------------------------------------------

 *   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects  waivers  and  reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4)  Annualized.


BOSTON PARTNERS LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------


(FORMERLY, THE "BOSTON PARTNERS MARKET NEUTRAL FUND")





                              IMPORTANT DEFINITIONS


EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

TOTAL RETURN: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

SALOMON SMITH BARNEY U.S. 1-MONTH TREASURY BILL INDEX(TM): An unmanaged index containing monthly return equivalents of yield averages that are not marked to market.

SHORT SALE: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

SHORT-TERM CASH INSTRUMENTS: These temporary investments include notes issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

FEDERAL FUNDS RATE: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

ADRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.



INVESTMENT GOALS

     The Fund seeks long-term capital appreciation while minimizing exposure to general equity market risk. The Fund seeks a total return greater than that of the Salomon Smith Barney U.S. 1-Month Treasury Bill Index.(TM)

PRIMARY INVESTMENT STRATEGIES


     The Fund invests in long positions in stocks identified by Boston Partners Asset Management, L.P. (the "Adviser") as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has minimal net exposure to the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.


     The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States as sponsored American Depositary Receipts ("ADRs"). The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.


     To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.


     The Fund may participate as a purchaser in any initial public offering of securities that may trade at a premium in the secondary market when such a secondary market exists, although it presently has no intention to do so.

     In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.


     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

     o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

     o    Investors may lose money.


     o Although the long portfolio will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.


     o The Fund is subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in its strategy of taking long positions in undervalued stocks and short positions in overvalued stocks. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

     o Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.


     o The Fund may invest from time-to-time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market values greater than $1 billion and are more susceptible to changes in the business cycle.


     o Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.


     o The equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These equity securities may also be subject to wide fluctuations in market value. The trading market for any given equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such equity securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgement, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.


     o Securities held in a segregated account cannot be sold while the position it is covering is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

     o The risks of international investing include, but are not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.


     o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

PRIOR PERFORMANCE

     ANNUAL TOTAL RETURNS AS OF DECEMBER 31


     The bar chart below shows the total return for the Investor Class of the Fund during its first full calendar year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        1999

                                      (12.97)%



     Since inception (November 17, 1998), the highest calendar quarter total return for the Investor Class of the Fund was 12.60% (quarter ended September 30, 2000) and the lowest calendar quarter total return was (11.19)% (quarter ended December 31, 1999). The total return was 35.18% for the nine months ended September 30, 2000.


     AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON


     The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to the Investor Class, compare with the Salomon Brothers 1-Month Treasury Bill IndexTM for the same periods. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                            AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                            ----------------------------------------------
                                      1 YEAR         SINCE INCEPTION
                                      ------         ---------------
     Investor Class                   (12.97)%         (17.41)%*
     Salomon Brothers 1-Month
       Treasury Bill IndexTM            4.44%            4.48%

     *Commenced operations on November 17, 1998.

EXPENSES AND FEES


     Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Investor Class of the Fund. The table is based on expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2000.


                                                                          INVESTOR CLASS*
                                                                           --------------
     SHAREHOLDER FEES (fees paid directly from your investment)

     Maximum sales charge imposed on purchases ............................      None
     Maximum deferred sales charge ........................................      None
     Maximum sales charge imposed on reinvested dividends .................      None
     Redemption Fee(1) ....................................................       1.00%
     Exchange Fee .........................................................      None

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


     Management fees ......................................................       2.25%
     Distribution (12b-1) fees ............................................       0.25%
     Other expenses(2) ....................................................      19.46%
                                                                                ------
         Total annual Fund operating expenses .............................      21.96%
     Fee waivers and expense reimbursements(3) ............................     (18.88)%
                                                                                ------
     Net expenses .........................................................       3.08%
                                                                                ======
     *  The Fund was renamed the Long/Short Equity Fund on July 26, 2000.

     (1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. "Other expenses" and "Total annual Fund operating expenses" include dividends on securities which the Fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared -- thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund's total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends is estimated at 0.36% of average net assets for the current fiscal year.

     (3) The Adviser has agreed that until December 31, 2001, it will waive advisory fees and reimburse expenses to the extent that total annual Fund operating expenses exceed 2.72% (excluding short sale dividend expenses).


EXAMPLE


     The example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Investor Class of the Fund remain the same, except for the expiration of the fee waivers and reimbursements on December 31, 2001. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

              1 YEAR        3 YEARS        5 YEARS       10 YEARS
              ------        -------        -------       --------
               $311         $4,060         $6,646         $10,121

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the Fund's financial statements which, together with the report of independent accountants, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                                     LONG/SHORT EQUITY FUND*
                                                                            ---------------------------------------
                                                                                                  FOR THE PERIOD
                                                                                                NOVEMBER 17, 1998**
                                                                            FOR THE YEAR ENDED  THROUGH AUGUST 31,
                                                                              AUGUST 31, 2000          1999
                                                                            ------------------  ------------------
                                                                              INVESTOR CLASS      INVESTOR CLASS
                                                                            ------------------  ------------------
Per Share Operating Performance***
Net asset value, beginning of period ........................................     $  9.43            $ 10.00
                                                                                  -------            -------
Net investment income/(loss) (1) ............................................        0.11               0.06
Net realized and unrealized gain/(loss) on investments (2) ..................        1.16              (0.63)
                                                                                  -------            -------
Net increase/(decrease) in net assets resulting from operations .............        1.28              (0.57)
                                                                                  =======            =======
Dividends to shareholders from:
Net investment income .......................................................       (0.13)                --
Net realized capital gains ..................................................          --                 --
                                                                                  -------            -------
Total dividends and distributions to shareholders ...........................       (0.13)                --
                                                                                  -------            -------
Net asset value, end of period ..............................................     $ 10.57            $  9.43
                                                                                  -------            -------
Total investment return (3) (5) .............................................       13.87%             (5.70%)
                                                                                  =======            =======
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ................................     $   310            $   231
   Ratio of expenses to average net assets (1) ..............................        3.08%              2.75%(4)(6)
   Ratio of expenses to average net assets without waivers and expense
     reimbursements .........................................................       21.96%(6)          26.61%(4)(6)
   Ratio of net investment income to average net assets (1) .................        0.90%              1.32%(4)
   Portfolio turnover rate ..................................................      363.34%            218.41%

--------

  * Formerly known as Market Neutral Fund.
 **  Commencement of operations.
*** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3)  Total return is not annualized.
(4)  Annualized.
(5)  Redemption fee of 1.00% is not reflected in total return calculations.
(6) Without the voluntary waiver of advisory and administration fees, the ratios of expenses to average net assets for the Investor Class would have been 21.61% (excluding dividend expense) and 22.32% (including dividend expense) for the year ended August 2000, and 26.61% (excluding dividend expense) and 27.02% (including dividend expense) annualized for the period ended August 31, 1999.



MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


     Boston Partners Asset Management, L.P. (the "Adviser"), located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, provides investment advisory services to the Funds. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. As of October 31, 2000, the Adviser managed approximately $10.4 billion in assets. The Adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation. The Adviser manages each Fund's business and investment activities subject to the authority of the Company's Board of Directors.


PORTFOLIO MANAGERS

BOSTON PARTNERS LARGE CAP VALUE FUND


     The day-to-day portfolio management of the Fund is the responsibility of Mark E. Donovan and Wayne S. Sharp who are senior portfolio managers of the Adviser. Mr. Donovan is Chairperson of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $4.1 billion in large cap value institutional equity assets. Prior to joining the Adviser in 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst ("CFA") and has over fifteen years of investment experience. Ms. Sharp is Vice Chairperson of the Adviser's Equity Strategy Committee and has over twenty-one years of investment experience. Prior to joining the Adviser in April 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a CFA. For the fiscal year ended August 31, 2000, the Fund paid .44% (expressed as a percentage of average net assets) to the Adviser for its services.


BOSTON PARTNERS MID CAP VALUE FUND


     The day-to-day portfolio management of the Fund is the responsibility of Wayne J. Archambo who is a senior portfolio manager of the Adviser and a member of the Adviser's Equity Strategy Committee. Mr. Archambo oversees the investment activities of the Adviser's $1.5 billion in mid-capitalization activities as well as $1.2 billion in small capitalization activities. Prior to joining the Adviser in April 1995, Mr. Archambo was employed by The Boston Company Asset Management, Inc. from 1989 through April 1995 where he was a senior portfolio manager. Mr. Archambo has over 15 years of investment experience and is a CFA. For the fiscal year ended August 31, 2000, the Fund paid .68% (expressed as a percentage of average net assets) to the Adviser for its services.


BOSTON PARTNERS SMALL CAP VALUE FUND II


     The day-to-day portfolio management of the Fund is the responsibility of David M. Dabora who is a senior portfolio manager of the Adviser. Mr. Dabora also oversees the investment activities of the Adviser's $5 million Small
Capitalization II investment activities. Prior to taking on day to day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of the Adviser, an all-cap value institutional product. Before joining the Adviser in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 11 years of investment experience and is a CFA. For the fiscal year ended August 31, 2000, the Fund paid 0% (expressed as a percentage of average net assets) to the Adviser for its services.

BOSTON PARTNERS BOND FUND


     The day-to-day portfolio management of the Fund is the responsibility of William R. Leach who is a senior portfolio manager of the Adviser and Chairman of the Fixed Income Strategy Committee. Prior to joining the Adviser in April 1995, Mr. Leach was employed by The Boston Company Asset Management, Inc. from 1988 through April 1995 where he was a senior portfolio manager and Director of the Fixed Income Strategy Committee. Mr. Leach has over 16 years of investment experience and is a CFA. Mr. Leach will be assisted by Joseph F. Feeney, Jr. and Michael A. Mullaney. Mr. Feeney is a Fixed Income Portfolio Manager with the Adviser and also a CFA. Prior to joining the Adviser in April 1995, he was Assistant Vice President and Mortgage-backed Securities Portfolio Manager for Putnam Investments. Mr. Mullaney is a Fixed Income Portfolio Manager who joined the Adviser in June 1997. From 1984 to 1997, he was employed at Putnam Investments, most recently as Managing Director and Senior Investment
Strategist, specializing in portfolio strategy and management. His prior experience included a position as a senior consultant from 1981 to 1983 with Chase Econometrics/Interactive Data Corporation, where he focused on quantitative methodologies in fixed income and equity management. He has over 16 years of investment experience. For the fiscal year ended August 31, 2000, the Fund paid 0% (expressed as a percentage of average net assets) to the Adviser for its services.

BOSTON PARTNERS LONG/SHORT EQUITY FUND

     The day-to-day portfolio management of the Fund is the responsibility of Edmund D. Kellogg. Mr. Kellogg is a portfolio manager employed by the Adviser. Mr. Kellogg is a portfolio manager for a similar limited partnership private investment fund of the Adviser. Before joining the Adviser in 1996, Mr. Kellogg was employed by The Keystone Group since 1991, where he was a portfolio manager and analyst managing institutional separate accounts. Mr. Kellogg has over 21 years of investment experience and is a CFA. For the year ended August 31, 2000, the Boston Partners Long/Short Equity Fund paid 0% (expressed as a percentage of average net assets) to the Adviser for its services.


OTHER SERVICE PROVIDERS

     The following chart shows the Funds' other service providers and includes their addresses and principal activities.

                                  SHAREHOLDERS

Distribution
and Shareholder Services

                              PRINCIPAL DISTRIBUTOR


                          PROVIDENT DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406


                Distributes shares of the BOSTON PARTNERS Funds.


                     Effective on or about January 2, 2001,
  PFPC Distributors, Inc. will serve as the distributor of the Funds' shares.


                               TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT

                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                         Handles shareholder services,
                          including recordkeeping and
                     statements, distribution of dividends
                        and processing of buy, sell and
                               exchange requests.

Asset
Management

                               INVESTMENT ADVISER


                              BOSTON PARTNERS ASSET
                                MANAGEMENT, L.P.
                           28 STATE STREET, 21ST FLOOR
                                BOSTON, MA 02109


                               Manages each Fund's
                      business and investment activities.



                                    CUSTODIAN


                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153



   Holds each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's net asset value ("NAV").



Fund
Operations

                                  ADMINISTRATOR


                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809


                       Provides facilities, equipment and
                     personnel to carry out administrative
                       services related to each Fund and
                          calculates each Fund's NAV,
                          dividends and distributions.


                               BOARD OF DIRECTORS

                        Supervises the Funds' activities.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


PRICING OF FUND SHARES

     Investor Shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV for the Investor Class of each Fund is calculated by adding the value of all securities, cash and other assets in a Fund's portfolio, deducting the Fund's actual and accrued liabilities and dividing by the total number of Shares outstanding.

     Each Fund's NAV is calculated once daily at the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) each day the NYSE is open. Shares will not be priced on the days on which the NYSE is closed.

     Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or on the NASDAQ National Market System where they are traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the bid and asked prices is used. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost. With the approval of the Company's Board of Directors, a Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value a Fund's securities. If market quotations are unavailable, securities will be valued at fair value as determined in good faith by the investment adviser according to procedures adopted by the Company's Board of Directors.

PURCHASE OF FUND SHARES


     Shares representing interests in the Funds are offered continuously for sale by Provident Distributors, Inc. (the "Distributor"). The Board of Directors of the Company has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from the Funds a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by the Company's Board of Directors and by the Distributor. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or  maintenance of the accounts of Shareholders,  and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Funds' 12b-1 Plan. The Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" below.

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

     PURCHASES THROUGH INTERMEDIARIES. Shares of the Funds may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection  with a  purchase  or  redemption  of  Shares  and  should  read this
Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the

Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Company in good order will be priced at the appropriate Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .35% (the "Service Fee") of the average annual net asset value of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of service provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

     GENERAL. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by PFPC Inc. (the "Transfer Agent") in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on RBB's records. The minimum initial investment in any Fund is $2,500 and the minimum additional investment is $100. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below.

     INITIAL  INVESTMENT  BY MAIL.  An account may be opened by  completing  and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($2,500 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

     BOSTON PARTNERS [NAME OF FUND]
     c/o PFPC Inc.
     P.O. Box 8852
     Wilmington, DE 19899-8852

     The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

     INITIAL INVESTMENT BY WIRE. Shares of each Fund may be purchased by wiring federal funds to PNC Bank (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

     PNC Bank, N.A.
     Philadelphia, Pennsylvania 19103
     ABA# 0310-0005-3
     Account # 86-1108-2507
     F/B/O BOSTON PARTNERS [NAME OF FUND]
     Ref. (Account Number)
     Shareholder Name

     Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, NA are open for business.

     ADDITIONAL INVESTMENTS. Additional investments may be made at any time (minimum investment $100) by purchasing Shares of any Fund at NAV by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Boston Partners [name of Fund]) or by wiring monies to PNC Bank, NA as outlined above under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected.

     AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073 to obtain the appropriate forms.

     RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax adviser.

     OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. As of the date of this Prospectus, the Boston Partners Small Cap Value Fund II intends to suspend the offering of Shares upon the Fund's attaining $500 million in total assets.

REDEMPTION OF FUND SHARES

     You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.


     You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is no charge for a redemption. However, if a shareholder of the Boston Partners Small Cap Value Fund II or Boston Partners Long/Short Equity Fund redeems Shares held for less than 1 year, a transaction fee of 1% of the net asset value of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.


     REDEMPTION BY MAIL. Your redemption requests should be addressed to BOSTON PARTNERS [name of Fund], c/o PFPC Inc., P.O. Box 8852, Wilmington, DE 19899-8852 and must include:

     a. a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


     b. any required signature guarantees, which are required when (i) the redemption request proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and


     c.   other supporting legal documents, if required, in the case of estates,
          trusts,  guardianships,   custodianships,  corporations,  pension  and
          profit sharing plans and other organizations.

     REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073 for a Telephone Authorization Form.

     Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

     SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 8852, Wilmington Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.


     TRANSACTION FEE ON CERTAIN REDEMPTIONS OF THE BOSTON PARTNERS SMALL CAP VALUE FUND II AND BOSTON PARTNERS LONG/SHORT EQUITY FUND

     The Boston Partners Small Cap Value Fund II and Boston Partners Long/Short Equity Fund require the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the net asset value of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the adviser, distributor or transfer agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when a

Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in each Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.00% amount represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Boston Partners Small Cap Value Fund II and Boston Partners Long/Short Equity Fund.

     INVOLUNTARY REDEMPTION. The Company reserves the right to redeem a shareholder's account in any Fund at any time the net asset value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Boston Partners Small Cap Value Fund II and Boston Partners Long/Short Equity Fund will not be charged when shares are involuntarily redeemed.


     OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

     Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

EXCHANGE PRIVILEGE


     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Investor Shares of any Boston Partners Fund for Investor Shares of another Boston Partners Fund, up to six (6) times per year. Such exchange will be effected at the net asset value of the exchanged Investor Shares and the net asset value of the Investor Shares to be acquired next determined after PFPC's receipt of a request for an exchange. An exchange of Boston Partners Small Cap Value Fund II or Boston Partners Long/Short Equity Fund Shares held for less than 1 year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to the 1.00% transaction fee. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above).


     If the exchanging shareholder does not currently own Investor Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Company, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in a Fund advised by the Adviser, the dollar value of the Shares acquired must equal or exceed the Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Fund's minimum for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

     The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Boston Partners Funds) that is deemed to be disruptive to efficient portfolio management.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

     Each Fund will declare and pay dividends from net investment income annually, except the Boston Partners Bond Fund, which will declare and pay dividends from net investment income monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually.

TAXES

     Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

     You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."


     You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, including an exchange for Shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


     Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Shareowners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.

     The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MULTI-CLASS STRUCTURE


     Each Fund also offers Institutional Shares, which are offered directly to institutional investors in a separate prospectus. Shares of each class of the Funds represent equal pro rata interests and accrue dividends and calculate net asset value and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Investor Shares of a Fund can be expected to differ from the total return on Institutional Shares of the same Fund. Information concerning Institutional class shares of the Funds can be requested by calling the Fund at
(888) 261-4073.












NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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






                       [THIS PAGE INTENTIONALLY LEFT BLANK]

                         BOSTON PARTNERS FAMILY OF FUNDS
                                       OF
                               THE RBB FUND, INC.
                                 (888) 261-4073
                       HTTP://WWW.BOSTONPARTNERSFUNDS.COM


FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BOSTON PARTNERS FAMILY OF FUNDS is available free, upon request, including:


ANNUAL/SEMI-ANNUAL REPORT

     These reports contain additional information about each of the Fund's investments, describe each of the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


     A Statement of Additional Information, dated December 31, 2000 (SAI), has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BOSTON PARTNERS FAMILY OF FUNDS, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.



SHAREHOLDER INQUIRIES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 261-4073 or visit the website of Boston Partners Asset Management L.P. at http://www.bostonpartnersfunds.com.


PURCHASES AND REDEMPTIONS

     Call (888) 261-4073.


WRITTEN CORRESPONDENCE

     Post Office Address: BOSTON PARTNERS FAMILY OF FUNDS, c/o PFPC Inc., PO Box 8852, Wilmington, DE 19899-8852

     Street Address: BOSTON PARTNERS FAMILY OF FUNDS, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809


SECURITIES AND EXCHANGE COMMISSION (SEC)


     You may also view information about The RBB Fund, Inc. and the BOSTON PARTNERS FAMILY OF FUNDS, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090


                    INVESTMENT COMPANY ACT FILE NO. 811-05518

                                 BEDFORD FAMILY

                              OF THE RBB FUND, INC.
                                 (THE "COMPANY")


                             MONEY MARKET PORTFOLIO,
                      MUNICIPAL MONEY MARKET PORTFOLIO AND
                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION


                                 DECEMBER 31, 2000

         This Statement of Additional Information ("SAI") provides information about the Company's Bedford Classes of the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios (the "Portfolios"). This information is in addition to the information that is contained in the Bedford Family Prospectus dated December 31, 2000 (the "Prospectus").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolios' Annual Report dated August 31, 2000. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolios' Prospectus and Annual Report may be obtained free of charge by telephoning (800) 533-7719.

                                TABLE OF CONTENTS
                                                                            PAGE

GENERAL INFORMATION............................................................1

INVESTMENT INSTRUMENTS AND POLICIES............................................1
         Additional Information on Portfolio Investments.......................1
         Fundamental Investment Limitations and Policies......................13
         Non-Fundamental Investment Limitations and Policies..................16


MANAGEMENT OF THE COMPANY.....................................................18
         Directors and Officers...............................................18
         Directors' Compensation..............................................20
         Code of Ethics.......................................................21


CONTROL PERSONS...............................................................21


INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS..................31
         Advisory and Sub-Advisory Agreements.................................31
         Administration Agreement.............................................33
         Custodian and Transfer Agency Agreements.............................35
         Distribution Agreements..............................................36

PORTFOLIO TRANSACTIONS........................................................37

ADDITIONAL INFORMATION CONCERNING RBB SHARES..................................39

PURCHASE AND REDEMPTION INFORMATION...........................................41

VALUATION OF SHARES...........................................................41

PERFORMANCE INFORMATION.......................................................43

TAXES.........................................................................44

MISCELLANEOUS.................................................................45
         Counsel..............................................................45
         Independent Accountants..............................................46

FINANCIAL STATEMENTS..........................................................46


APPENDIX A...................................................................A-1

                               GENERAL INFORMATION


         The RBB Fund, Inc. (the "Company") was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 14 separate investment portfolios. This Statement of Additional Information pertains to three classes of shares (the "Bedford Classes") representing interests in three diversified investment portfolios (the "Portfolios") of the Company (the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio). The Bedford Classes are offered by the Bedford Family Prospectus dated December 31, 2000.


                       INVESTMENT INSTRUMENTS AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios.

         ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

         VARIABLE RATE DEMAND INSTRUMENTS. The Money Market and Municipal Money Market Portfolios may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Money Market and Municipal Money Market Portfolios and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a

Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         COMMERCIAL PAPER. The Money Market Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         REPURCHASE AGREEMENTS. The Money Market and Government Obligations Money Market Portfolios may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


         The repurchase price under the repurchase agreements described above generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser. A Portfolio's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or
(ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         SECURITIES LENDING. The Government Obligations Money Market Portfolio may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

         With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.


         REVERSE REPURCHASE AGREEMENTS. The Money Market and Government Obligations Money Market Portfolios may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act") and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolios will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While a Portfolio has such commitments outstanding, such Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of a Portfolio's total assets absent unusual market conditions. When a Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolios do not intend to purchase when-issued securities for speculative purposes but only in furtherance of their investment objectives.


         U.S. GOVERNMENT OBLIGATIONS. The Portfolios may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are. U.S. Government obligations that are backed by the full faith and credit of the U.S. Government are subject to interest rate risk.


         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank.


         MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


         The Money Market and Government Obligations Money Market Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase CMOs, except as collateral for repurchase agreements.


         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

         ASSET-BACKED SECURITIES. The Portfolios may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. Government agencies and instrumentalities. The Money Market Portfolio may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         BANK OBLIGATIONS. The Money Market Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         GUARANTEED INVESTMENT CONTRACTS. The Money Market Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Company's policy regarding investment in illiquid securities.

         ELIGIBLE SECURITIES. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest short-term rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's")), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.


         MUNICIPAL OBLIGATIONS. The Money Market and the Municipal Money Market Portfolios may invest in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. These Portfolios may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

         Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by a Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         In addition, the Money Market Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.


         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings and relied upon by the Portfolio in purchasing such securities relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.


         ILLIQUID SECURITIES. None of the Portfolios may invest more than 10% of their net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. With respect to the Money Market and Government Obligations Money Market Portfolios, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.


         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, as amended, securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

         The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         STAND-BY COMMITMENTS. Each of the Money Market and Municipal Money Market Portfolios may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market or Municipal Money Market Portfolios at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         Each of the Money Market and Municipal Money Market Portfolios expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market and Municipal Money Market Portfolios will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         Each of the Money Market and Municipal Money Market Portfolios intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. These Portfolios' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

         The Money Market and Municipal Money Market Portfolios will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         TEMPORARY DEFENSIVE PERIODS - MUNICIPAL MONEY MARKET PORTFOLIO. The Portfolio may hold all of its assets in uninvested cash reserves during temporary defensive periods. Uninvested cash will not earn income.

         FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.


         A fundamental limitation or policy of a Portfolio may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

         The Company's Board of Directors can change the investment objective of each Portfolio. The Board may not change the requirement that the Municipal Money Market Portfolio normally invest at least 80% of its net assets in Municipal Securities (as defined in the Prospectus) and other instruments whose interest is exempt from federal income tax or subject to Federal Alternative Minimum Tax without shareholder approval. Shareholders will be given notice before any such change is made.


MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS ONLY

         The Money Market and Municipal Money Market Portfolios may not:

    1. borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

    2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

    3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

    4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

    5. purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

    6.   purchase or sell commodities or commodity contracts;

    7.   invest in oil, gas or mineral exploration or development programs;

    8. make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

    9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

    10.  make investments for the purpose of exercising control or management.

MONEY MARKET PORTFOLIO ONLY

         The Money Market Portfolio may not:

    1. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

    2. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;


    3.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

    4. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

    * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

MUNICIPAL MONEY MARKET PORTFOLIO ONLY

         The Municipal Money Market Portfolio may not:

    1. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

    2. under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax;

    3. invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and

    4. purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO ONLY

         The Government Obligations Money Market Portfolio may not:

    1. purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase;

    2. borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.);

    3.   act as an underwriter; or

    4. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

         NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

ALL PORTFOLIOS

    So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, each Portfolio will, subject to certain exceptions, limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:


         (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities;

         (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities;

         (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or
              (ii) above; or


         (iv) are Unrated Securities that are determined to be of comparable quality to such securities.

         In addition, so long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, each Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if after the acquisition of the Guarantees or Demand Features the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.

MONEY MARKET PORTFOLIO ONLY

         In addition to the above limitations, the Money Market Portfolio may purchase Second Tier Securities (which are eligible securities other than First Tier Securities) to 5% of its total assets, and Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

MUNICIPAL MONEY MARKET PORTFOLIO ONLY

         In addition to the above limitations, the Municipal Money Market Portfolio may purchase Second Tier conduit securities to 5% of its total assets, and Second Tier conduit securities of one issuer to the greater of 1% of its total assets or $1 million.

                            MANAGEMENT OF THE COMPANY

         DIRECTORS AND OFFICERS.

         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:


                                                                   PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE         POSITION WITH COMPANY             DURING PAST FIVE YEARS
------------------------         ---------------------             ----------------------
Arnold M. Reichman - 52          Director                          Chief Operating Officer and member of the
609 Greenwich Street                                               Board of Directors of Outercurve
5th Floor                                                          Technologies (wireless enabling services)
New York, NY  10014                                                since March 2000; Chief Operating Officer
                                                                   and a member of the Executive Operating
                                                                   Committee of Warburg Pincus Asset
                                                                   Management, Inc.; Executive Officer and
                                                                   Director of Credit Suisse Asset Management
                                                                   Securities, Inc. (formerly Counsellors Securities,
                                                                   Inc.) and Director/Trustee of various
                                                                   investment companies advised by Warburg Pincus
                                                                   Asset Management, Inc. until September 15, 1999;
                                                                   Prior to 1997, Managing Director of Warburg
                                                                   Pincus Asset Management, Inc.


*Robert Sablowsky - 62           Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                         Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                   October 1996, Executive Vice President of
New York, NY  10004                                                Gruntal & Co., Inc. (a registered
                                                                   broker-dealer).

Francis J. McKay - 65            Director                          Since 1963, Vice President, Fox Chase
Fox Chase Cancer Center                                            Cancer Center (biomedical research and medical
7701 Burholme Avenue                                               care).
Philadelphia, PA  19111

*Marvin E. Sternberg - 66        Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                           President, Moyco Technologies, Inc.
200 Commerce Drive                                                 (manufacturer of dental supplies and
Montgomeryville, PA  18936                                         precision coated abrasives).



                                                                   PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE         POSITION WITH COMPANY             DURING PAST FIVE YEARS
------------------------         ---------------------             ----------------------


Julian A. Brodsky - 67           Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                Comcast Corporation (cable television and
1500 Market Street                                                 communications); Director, NDS Group PLC;
35th Floor                                                         Director, Internet Capital Group.
Philadelphia, PA  19102

Donald van Roden - 76            Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane               Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                              SmithKline Beecham Corporation
                                                                   (pharmaceuticals).

Edward J. Roach - 76             President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                               of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                              Trustee Emeritus, Pennsylvania School for
                                                                   the Deaf; Trustee Emeritus, Immaculata
                                                                   College; President or Vice President and
                                                                   Treasurer of various investment companies
                                                                   advised by subsidiaries of PNC Bank Corp.
                                                                   (1981-2000); Managing General Partner and
                                                                   Treasurer of Chestnut Street Exchange Fund;
                                                                   Director of The Bradford Funds, Inc.
                                                                   (1996-2000).

         * Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of the Company, as that term is defined in the 1940 Act.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

         The Company currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 2000, each of the following members of the Board of Directors received compensation from the Company in the following amounts:


         DIRECTORS' COMPENSATION.

                                                          PENSION OR                                 TOTAL
                                                          RETIREMENT                ESTIMATED        COMPENSATION
                                    AGGREGATE             BENEFITS                  ANNUAL           FROM FUND AND
                                    COMPENSATION          ACCRUED AS                BENEFITS         FUND COMPLEX
NAME OF PERSON/                     FROM                  PART OF COMPANY           UPON             PAID TO
POSITION                            REGISTRANT            EXPENSES                  RETIREMENT       DIRECTORS
---------------                     ------------          --------------------      ------------     -------------

Julian A. Brodsky,                  $19,250               N/A                       N/A              $19,250
Director
Francis J. McKay,                   $19,250               N/A                       N/A              $19,250
Director
Arnold M. Reichman,                 $15,750               N/A                       N/A              $15,750
Director
Robert Sablowsky,                   $19,250               N/A                       N/A              $19,250
Director
Marvin E. Sternberg,                $20,500               N/A                       N/A              $20,500
Director
Donald van Roden,                   $25,250               N/A                       N/A              $25,250
Director and Chairman


         On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC"), the Portfolios' adviser, PFPC Trust Company, the Company's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market Portfolio and the Company's transfer and dividend disbursing agent, and Provident Distributors, Inc. (the "Distributor"), the Company's distributor, the Company itself requires only one part-time employee. No officer, director or employee of BIMC, PFPC Trust Company, PFPC or the Distributor currently receives any compensation from the Company.

         CODE OF ETHICS.

         The Company and PFPC Distributors, Inc. (the Company's distributor commencing on or about Janaury 2, 2001) have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.


                                 CONTROL PERSONS


         As of November 29, 2000, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning RBB Shares" below. The Company does not know whether such persons also beneficially own such shares.

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Luanne M. Garvey and Robert J. Garvey                             31.791%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic & Barbara Pisciotta                                       47.354%
                                      and Successors in Tr under the Dominic Trst & Barbara
                                      Pisciotta Caring Trst dtd 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MD 63303
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                                     94.674%
                                      c/o PNC Bank, N.A.
                                      F3-F076-02-2
                                      200 Stevens Drive, Suite 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                                     73.021%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------

                                      -21-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                          19.513%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                               25.218%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio               13.019%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus International Equity Portfolio                      9.994%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust                                               5.997%
                                      International Equity Portfolio
                                      Attn: Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc.                                         11.243%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                      -22-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                                    9.836%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                                    5.089%
                                      dtd 01/04/91
                                      c/o Nancy Head
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                                  18.760%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------
                                      RCAB Collectives Inv Partnership                                  17.163%
                                      U/A dtd 9/19/95
                                      2121 Commonwealth Ave.
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc.                                          8.997%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                      -23-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                                       47.551%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                                    6.040%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP                           Charles Schwab & Co. Inc.                                         19.341%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                                  8.631%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              Charles Schwab & Co. Inc.                                         13.310%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      State Street Bank and Trust Company                               50.346%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------

                                      -24-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                                   25.042%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Charles Schwab & Co., Inc.                                         8.705%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                                 24.425%
                                      Trst. Swanee Hunt Family Foundation
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                          14.147%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                                      16.260%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                            22.701%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                                         73.676%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                      -25-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                                      5.155%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                                          8.389%
INST. SHARES                          A/C BPHF 3006002 Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                                         5.673%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Strafe & Co.                                                       6.352%
                                      FAO S A A F Custody
                                      A/C B300022102
                                      P.O. Box 160
                                      Westerville, OH 43086-0160
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                                          8.107%
                                      A/C LEMF5044062 Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                                          6.574%
                                      A/C CHIF1001182
                                      F/B/O Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wells Fargo Bank MN NA                                             5.323%
                                      FBO McCormick & Co
                                      Pen-Boston A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------

                                      -26-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      American Express Trust Co.                                         5.093%
                                      FBO American Express Retir Serv Plans
                                      Attn: Pat Brown
                                      50534 AXP Financial Ctr.
                                      Minneapolis, MN 55474
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive Bene. of             15.115%
INV SHARES                            Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                                         48.180%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      George B. Smithy, Jr.                                              5.910%
                                      38 Greenwood Road
                                      Wellesley, MA 02181
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Chiles Foundation                                                  9.476%
INSTITUTIONAL SHARES                  111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                                     72.081%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                                     15.140%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------

                                      -27-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc.                                         96.869%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                              12.533%
SMALL CAP VALUE FUND II               41 Chestnut St.
-INSTITUTIONAL SHARES                 Boston, MA 02108
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                                 57.428%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                                     5.772%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                                    5.772%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investor Services Corp.                                   5.087%
                                      FBO Exclusive Benefit for our Customers
                                      55 Water St.
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS SMALL CAP VALUE       National Financial Services Corp.                                 11.881%
FUND II - INVESTOR SHARES             For the Exclusive Bene. of our Customers
                                      Attn: Mutual Funds 5th Floor
                                      200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                                        84.035%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                      -28-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LONG/SHORT EQUITY     Boston Partners Asset Mgmt. L. P.                                 99.152%
FUND - INSTITUTIONAL SHARES           Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LONG/SHORT EQUITY     Thomas Lannan and Kathleen Lannan                                 75.131%
FUND - INVESTOR SHARES                Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
                                      Steven W. Kirkpatrick and                                         17.131%
                                      Jane B. Kirkpatrick
                                      Jt Ten Wros
                                      One Rocky Run
                                      Hingham, MA 02043
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                            9.924%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                             11.406%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Fulvest & Co.                                                     11.448%
                                      c/o Fulton Bank Trust Dept.
                                      P.O. Box 3215
                                      Lancaster, PA 17604-3215
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                                         26.214%
                                      Special Custody Account for Benefit of Customers
                                      Attn Mutual Funds
                                      101 Montgomery Street
                                      San Francisco,CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
BOGLE SMALL CAP GROWTH FUND           National Investors Services Corp.                                  6.155%
INVESTOR SHARES                       for the Exclusive Benefit of our Customers
                                      55 Water Street 32nd floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------

                                      -29-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOGLE SMALL CAP GROWTH FUND           John C. Bogle, Jr.                                                 7.196%
INSTITUTIONAL SHARES                  IRA
                                      36 Carisbrooke Rd.
                                      Wellesley, MA 02481
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp for the Exclusive                 6.731%
                                      Benefit of our Customers
                                      55 Water St., 32nd floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                                         18.480%
                                      Attn: Datalynx 125
                                      P.O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                                5.493%
                                      1001 North U.S. Highway One
                                      Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co, Inc.                                         35.152%
                                      Special Custody Account for the Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Howard Schilit                                                     8.383%
                                      and Diane Schilit
                                      Jt Ten Wros
                                      10800 Mazwood Plaza
                                      Rockville, MD 20852
------------------------------------- ------------------------------------------------------- ------------------------




         As of November 29, 2000, directors and officers as a group owned less than one percent of the shares of the Company.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

         ADVISORY AND SUB-ADVISORY AGREEMENTS.

         The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are each dated August 16, 1988 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


         For the fiscal year ended August 31, 2000, the Company paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                                                              FEES PAID
                                                          (AFTER WAIVERS AND
PORTFOLIOS                                                 REIMBURSEMENTS)             WAIVERS           REIMBURSEMENTS
----------                                                ------------------           -------           --------------

Money Market                                                  $5,095,665             $1,995,632            $2,269,338
Municipal Money Market                                           $79,395               $734,744               $54,444
Government Obligations Money Market                             $874,309               $645,879              $358,381

         For the fiscal year ended August 31, 1999, the Company paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:

                                                              FEES PAID
                                                          (AFTER WAIVERS AND
PORTFOLIOS                                                 REIMBURSEMENTS)             WAIVERS           REIMBURSEMENTS
----------                                                ------------------           -------           --------------
Money Market                                                  $6,580,761             $2,971,645             $819,409
Municipal Money Market                                          $238,604               $716,746             $102,998
Government Obligations Money Market                           $1,386,459               $833,218             $221,977

         For the fiscal year ended August 31, 1998, the Company paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:

                                                              FEES PAID
                                                          (AFTER WAIVERS AND
PORTFOLIOS                                                 REIMBURSEMENTS)             WAIVERS           REIMBURSEMENTS
----------                                               -------------------           -------           --------------
Money Market                                                  $6,283,705             $3,334,990             $692,630
Municipal Money Market                                         $ 238,721              $ 822,533              $55,085
Government Obligations Money Market                           $1,649,453              $ 723,970             $392,949



         Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers;
(g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Bedford Classes of the Company pays their own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Classes or if they receive different services.

         Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.


         The Advisory Agreements were each most recently approved July 26, 2000 by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned. Each Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Company. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.


         ADMINISTRATION AGREEMENT.

         PFPC serves as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (the "Administration Agreement"). PFPC has agreed to furnish to the Company on behalf of the Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Company.

         The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market Portfolio.

         BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Company pays administrative fees directly to PFPC.

         For the fiscal year ended August 31, 2000, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                                             FEES PAID
                                                         (AFTER WAIVERS AND
PORTFOLIOS                                                REIMBURSEMENTS)          WAIVERS        REIMBURSEMENTS
----------                                               ------------------        -------        --------------

Money Market                                                 $2,713,023                $0                 $0
Municipal Money Market                                         $225,900            $7,047                 $0
Government Obligations Money Market                            $414,176                $0                 $0

         For the fiscal year ended August 31, 1999, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                             FEES PAID
                                                         (AFTER WAIVERS AND
PORTFOLIOS                                                REIMBURSEMENTS)          WAIVERS        REIMBURSEMENTS
----------                                               ------------------        -------        --------------
Money Market                                                 $2,577,726                $0                 $0
Municipal Money Market                                        $ 276,787                $0                 $0
Government Obligations                                        $ 528,689                $0                 $0


         For the fiscal year ended August 31, 1998, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                             FEES PAID
                                                         (AFTER WAIVERS AND
PORTFOLIOS                                                REIMBURSEMENTS)          WAIVERS        REIMBURSEMENTS
----------                                               ------------------        -------        --------------
Municipal Money Market                                         $312,593                $0                 $0

         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.

         PFPC Trust Company is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of each Portfolio; (b) holds and transfers portfolio securities on account of each Portfolio; (c) accepts receipts and makes disbursements of money on behalf of each Portfolio; (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning each Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.


         PFPC, serves as the transfer and dividend disbursing agent for the Company's Bedford Classes pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of each of the Bedford Classes; (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of each Bedford Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.


         PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

         DISTRIBUTION AGREEMENTS.


         Pursuant to the terms of a distribution agreement, dated as of June 25, 1999 and supplements entered into by the Distributor and the Company (the "Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Bedford Classes (collectively, the "Plans"), all of which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Bedford Classes. Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of each of the Bedford Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.


         Each of the Plans was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

         Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Bedford Class under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the affected Bedford Class; and (4) while the Plans remain in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.


         Provident Distributors, Inc. ("PDI") serves as distributor to the Bedford Classes. For the fiscal year ended August 31, 2000, the Company paid distribution fees to PDI under the Plans for the Bedford Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio in the aggregate amounts of $2,553,192, $789,730, and $615,888, respectively. Of those amounts $2,532,634, $771,937, and
$613,931, respectively, was paid to dealers with whom PDI had entered into dealer agreements, and $20,558, $17,793, and $1,957, respectively, was retained by PDI. The amounts retained by PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses.

         Effective on or about January 2, 2001, PFPC Distributors, Inc. ("PFPC Distributors") will serve as the distributor of the Company's shares. BIMC is an affiliate of PFPC Distributors.

         The Company believes that such Plans may benefit the Company by increasing sales of Shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS

         Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Money Market Portfolio and Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

         Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 15.976 billion shares have been classified into 94 classes as shown in the table below. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.


                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------

A (Growth & Income)                           100             YY   (Schneider Capital Small Cap
                                                                    Value)                                100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D (Tax-Free )                                 100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD  (Boston Partners
                                                                    Institutional Small Cap Value
                                                                    Fund II)                              100
G (Money)                                     500             EEE  (Boston Partners Investors
                                                                    Small Cap Value Fund II)              100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III  (Boston Partners
                                                                    Institutional Long/Short Equity)      100
L (Bedford Money)                            1500             JJJ  (Boston Partners Investors
                                                                    Long/Short Equity)                    100
M (Bedford Municipal Money)                   500             KKK  (Boston Partners
                                                                    Institutional Long-Short Equity)      100
N (Bedford Government Money)                  500             LLL  (Boston Partners Investors
                                                                    Long-Short Equity)                    100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)          100
P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                                         Small Cap Growth)                100
Q                                             100             Class OOO (Bogle Investors Small
                                                                         Cap Growth)                      100
R (Municipal Money)                           500             Select (Money)                              700
S (Government Money)                          500             Beta 2 (Municipal Money)                      1
T                                             500             Beta 3 (Government Money)                     1
U                                             500             Beta 4 (N.Y. Money)                           1
V                                             500             Principal Class (Money)                     700
W                                             100             Gamma 2 (Municipal Money)                     1
X                                              50             Gamma 3 (Government Money)                    1
Y                                              50             Gamma 4 (N.Y. Money)                          1
Z                                              50             Delta 1 (Money)                               1
AA                                             50             Delta 2 (Municipal Money)                     1
BB                                             50             Delta 3 (Government Money)                    1
CC                                             50             Delta 4 (N.Y. Money)                          1
DD                                            100             Epsilon 1 (Money)                             1
EE                                            100             Epsilon 2 (Municipal Money)                   1
FF (n/i numeric Micro Cap)                     50             Epsilon 3 (Government Money)                  1
GG (n/i numeric Growth)                        50             Epsilon 4 (N.Y. Money)                        1
HH (n/i numeric Mid Cap)                       50             Zeta 1 (Money)                                1
II                                            100             Zeta 2 (Municipal Money)                      1
JJ                                            100             Zeta 3 (Government Money)                     1
KK                                            100             Zeta 4 (N.Y. Money)                           1
LL                                            100             Eta 1 (Money)                                 1
MM                                            100             Eta 2 (Municipal Money)                       1
NN                                            100             Eta 3 (Government Money)                      1
OO                                            100             Eta 4 (N.Y. Money)                            1
PP                                            100             Theta 1 (Money)                               1
QQ (Boston Partners Institutional                             Theta 2 (Municipal Money)                     1
    Large Cap)                                100
RR (Boston Partners Investors Large                           Theta 3 (Government Money)                    1
    Cap)                                      100
SS (Boston Partners Advisor Large                             Theta 4 (N.Y. Money)                          1
    Cap)                                      100
TT (Boston Partners Investors Mid
    Cap)                                      100
UU (Boston Partners Institutional
    Mid Cap)                                  100
VV (Boston Partners Institutional
    Bond)                                     100
WW (Boston Partners Investors Bond)           100

         The classes of Common Stock have been grouped into 14 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market Portfolios.


         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                       PURCHASE AND REDEMPTION INFORMATION

         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

         Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.


                               VALUATION OF SHARES

         The Company intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Company is determined independently of the other classes. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. Each Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

         The Company calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

         Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                             PERFORMANCE INFORMATION

         Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


         The annualized yield for the seven-day period ended August 31, 2000 for the Bedford Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio before waivers was as follows:


                                                                                 TAX-EQUIVALENT YIELD
                                                                  EFFECTIVE      (ASSUMES A FEDERAL
PORTFOLIOS                                        YIELD              YIELD       INCOME TAX RATE OF 28%)
----------                                        -----           ---------      -----------------------

Money Market                                      5.60%             5.76%                 N/A
Municipal Money Market                            2.94%             2.98%                4.08%
Government Obligations Money Market               5.35%             5.49%                 N/A

         The annualized yield for the seven-day period ended August 31, 2000 for the Bedford Classes of each of the Money Market Portfolio, Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio after waivers was as follows:

                                                                                 TAX-EQUIVALENT YIELD
                                                                  EFFECTIVE      (ASSUMES A FEDERAL
PORTFOLIOS                                        YIELD              YIELD       INCOME TAX RATE OF 28%)
----------                                        -----           ---------      -----------------------
Money Market                                      5.77%             5.94%                 N/A
Municipal Money Market                            3.38%             3.44%                4.69%
Government Obligations Money Market               5.59%             5.75%                 N/A

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of each Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Company Average, which is an average compiled by IBC Money Company Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Portfolio were to fail to make sufficient distributions in a year, the Portfolio would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. For the Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of such Portfolio's assets at the close of each quarter of the Company's taxable year must consist of exempt-interest obligations.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.


         An investment in the Municipal Money Market Portfolio is not intended to constitute a balanced investment program. Shares of the Municipal Money Market Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Portfolios' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Municipal Money Market Portfolio may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


         The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."


                                  MISCELLANEOUS

         COUNSEL.

The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.

         INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.

                              FINANCIAL STATEMENTS


The audited financial statements and notes thereto in the Portfolios' Annual Report to Shareholders for the fiscal year ended August 31, 2000 (the "2000 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 2000 Annual Report are incorporated by reference herein. The financial statements included in the 2000 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 2000 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


LOCAL CURRENCY AND FOREIGN CURRENCY RISKS:

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.


         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



         - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


NOTES TO FITCH LONG-TERM AND SHORT-TERM RATINGS:

         - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" and "F1" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

         - 'NR' indicates the Fitch does not rate the issuer or issue in question.

         - 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         - RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

                               THE PRINCIPAL CLASS

                              OF THE RBB FUND, INC.
                                 (THE "COMPANY")

                             MONEY MARKET PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION


                                 DECEMBER 31, 2000

         This Statement of Additional Information ("SAI") provides information about the Company's Principal Class of the Money Market Portfolio (the "Portfolio"). This information is in addition to the information that is contained in the Principal Class Money Market Portfolio Prospectus dated December 31, 2000 (the "Prospectus").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 2000. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 430-9618.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION..........................................................1


INVESTMENT INSTRUMENTS AND POLICIES..........................................1
         Additional Information on Portfolio Investments.....................1
         Fundamental Investment Limitations and Policies....................10
         Non-Fundamental Investment Limitations and Policies................13

MANAGEMENT OF THE COMPANY...................................................13
         Directors and Officers.............................................13
         Directors' Compensation............................................16
         Code of Ethics.....................................................16


CONTROL PERSONS.............................................................17


INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS................26
         Advisory and Sub-Advisory Agreements...............................26
         Administration Agreement...........................................28
         Custodian and Transfer Agency Agreements...........................29
         Distribution Agreement.............................................30

PORTFOLIO TRANSACTIONS......................................................31

ADDITIONAL INFORMATION CONCERNING RBB SHARES................................32

PURCHASE AND REDEMPTION INFORMATION.........................................35

VALUATION OF SHARES.........................................................36

PERFORMANCE INFORMATION.....................................................37

TAXES ......................................................................39

MISCELLANEOUS...............................................................39
         Counsel............................................................39
         Independent Accountants............................................40

FINANCIAL STATEMENTS........................................................40

APPENDIX A.................................................................A-1

                               GENERAL INFORMATION


         The RBB Fund, Inc. (the "Company") was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 14 separate investment portfolios. This Statement of Additional Information pertains to one class of shares (the "Principal Class") representing interests in a diversified investment portfolio (the "Portfolio") of the Company (the Money Market Portfolio). The Principal Class is offered by the Principal Class Money Market Portfolio Prospectus dated December 31, 2000.


                       INVESTMENT INSTRUMENTS AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio.

         ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

         VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


         The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser. The Portfolio's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or
(ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.



         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are U.S. Government obligations that are backed by the full faith and credit of the U.S. Government are subject to interest rate risk.

         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime

Administration, the Asian-American Development Bank and the Inter-American Development Bank.


         MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase CMOs, except as collateral for repurchase agreements.


         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.


         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. Government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Company's policy regarding investment in illiquid securities.


         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest short-term rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's")), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.


         MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

         Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.


         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.


         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.


         ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.


         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, as amended, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

         The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. This Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

         The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A fundamental limitation or policy of the Portfolio may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


         The Company's Board of Directors can change the investment objective of the Portfolio. Shareholders will be given notice before any such change is made.


         The Money Market Portfolio may not:

         1. borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

         2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

         3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

         4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

         5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         6.  purchase or sell commodities or commodity contracts;

         7.  invest in oil, gas or mineral exploration or development programs;

         8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

         9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

        10. make investments for the purpose of exercising control or management;

        11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

        12. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

        13.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

        14. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

        * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

         NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.


             So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will, subject to certain exceptions, limit its purchases of:


         1. the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

             (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities;

             (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities;

             (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with
                   (i) or (ii) above; or


             (iv) are Unrated Securities that are determined to be of comparable quality to such securities;

         2. Second Tier Securities (which are eligible securities other than First Tier Securities) to 5% of its total assets; and


         3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


         In addition, so long as it values its porfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if after the acquisition of the Guarantees or Demand Features the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.



                            MANAGEMENT OF THE COMPANY

         DIRECTORS AND OFFICERS.

         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:


                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH COMPANY             DURING PAST FIVE YEARS
------------------------                        ---------------------             ----------------------

Arnold M. Reichman - 52                         Director                          Chief Operating Officer and member of the
609 Greenwich Street                                                              Board of Directors of Outercurve
5th Floor                                                                         Technologies (wireless enabling services)
New York, NY  10014                                                               since March 2000; Chief Operating Officer
                                                                                  and a member of the Executive Operating
                                                                                  Committee of Warburg Pincus Asset
                                                                                  Management, Inc.; Executive Officer and
                                                                                  Director of Credit Suisse Asset Mangement
                                                                                  Securities, Inc. (formerly Counsellors
                                                                                  Securities, Inc.) and Director/Trustee of various
                                                                                  investment companies advised by Warburg Pincus
                                                                                  Asset Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.

*Robert Sablowsky - 62                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 65                           Director                          Since 1963, Vice President,
Fox Chase Cancer Center                                                           Fox Fox Chase Cancer Center (biomedical
7701 Burholme Avenu                                                               research and medical care).
Philadelphia, PA  19111

*Marvin E. Sternberg - 66                       Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Technologies, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 67                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, NDS Group PLC;
35th Floor                                                                        Director, Internet Capital Group.
Philadelphia, PA  19102
                                      -14-

                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH COMPANY             DURING PAST FIVE YEARS
------------------------                        ---------------------             ----------------------

Donald van Roden - 76                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals).

Edward J. Roach - 76                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the  Deaf; Trustee Emeritus, Immaculata College;
                                                                                  President or Vice President and Treasurer of
                                                                                  various investment companies advised by
                                                                                  subsidiaries of PNC Bank Corp. (1981-2000);
                                                                                  Managing General Partner and Treasurer of
                                                                                  Chestnut Street Exchange Fund; Director of
                                                                                  The Bradford Funds, Inc. (1996-2000).


* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of the Company as that term is defined in the 1940 Act.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.


         The Company currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 2000, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

         DIRECTORS' COMPENSATION.



                                                           PENSION OR
                                                           RETIREMENT                 ESTIMATED            TOTAL
                                   AGGREGATE               BENEFITS                   ANNUAL               COMPENSATION
                                   COMPENSATION            ACCRUED AS                 BENEFITS             FROM FUND AND
NAME OF PERSON/                    FROM                    PART OF COMPANY            UPON                 FUND COMPLEX
POSITION                           REGISTRANT              EXPENSES                   RETIREMENT           PAID TO DIRECTORS
--------------                     ------------            ---------------            ----------           -----------------
Julian A. Brodsky,                 $19,250                 N/A                        N/A                  $19,250
Director

Francis J. McKay,                  $19,250                 N/A                        N/A                  $19,250
Director

Arnold M. Reichman,                $15,750                 N/A                        N/A                  $15,750
Director

Robert Sablowsky,                  $19,250                 N/A                        N/A                  $19,250
Director

Marvin E. Sternberg,               $20,500                 N/A                        N/A                  $20,500
Director

Donald van Roden,                  $25,250                 N/A                        N/A                  $25,250
Director and Chairman


         On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC"), the Portfolio's adviser, PFPC Trust Company, the Company's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market Portfolio and the Company's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor"), the Company's distributor, the Company itself requires only one part-time employee. No officer, director or employee of BIMC, PFPC Trust Company, PFPC or the Distributor currently receives any compensation from the Company.

         CODE OF ETHICS.

         The Company and PFPC Distributors, Inc. (the Company's distributor commencing on or about January 2, 2001) have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                 CONTROL PERSONS

         As of November 29, 2000, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning RBB Shares" below. The Company does not know whether such persons also beneficially own such shares.


------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------

CASH PRESERVATION MONEY MARKET        Luanne M. Garvey and Robert J. Garvey                             31.791%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic & Barbara Pisciotta                                       47.354%
                                      and Successors in Tr under the Dominic Trst & Barbara
                                      Pisciotta Caring Trst dtd 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MD 63303
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                                     94.674%
                                      c/o PNC Bank, N.A.
                                      F3-F076-02-2
                                      200 Stevens Drive, Suite 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                                     73.021%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------

                                      -17-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                          19.513%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                               25.218%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio               13.019%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus International Equity Portfolio                      9.994%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust                                               5.997%
                                      International Equity Portfolio
                                      Attn: Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc.                                         11.243%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                      -18-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                                    9.836%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                                    5.089%
                                      dtd 01/04/91
                                      c/o Nancy Head
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                                  18.760%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------
                                      RCAB Collectives Inv Partnership                                  17.163%
                                      U/A dtd 9/19/95
                                      2121 Commonwealth Ave.
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc.                                          8.997%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                      -19-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                                       47.551%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                                    6.040%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP                           Charles Schwab & Co. Inc.                                         19.341%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                                  8.631%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              Charles Schwab & Co. Inc.                                         13.310%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      State Street Bank and Trust Company                               50.346%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------

                                      -20-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                                   25.042%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Charles Schwab & Co., Inc.                                         8.705%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                                 24.425%
                                      Trst. Swanee Hunt Family Foundation
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                          14.147%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                                      16.260%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                            22.701%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                                         73.676%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                      -21-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                                      5.155%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                                          8.389%
INST. SHARES                          A/C BPHF 3006002 Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                                         5.673%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Strafe & Co.                                                       6.352%
                                      FAO S A A F Custody
                                      A/C B300022102
                                      P.O. Box 160
                                      Westerville, OH 43086-0160
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                                          8.107%
                                      A/C LEMF5044062 Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                                          6.574%
                                      A/C CHIF1001182
                                      F/B/O Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wells Fargo Bank MN NA                                             5.323%
                                      FBO McCormick & Co
                                      Pen-Boston A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------

                                      -22-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      American Express Trust Co.                                         5.093%
                                      FBO American Express Retir Serv Plans
                                      Attn: Pat Brown
                                      50534 AXP Financial Ctr.
                                      Minneapolis, MN 55474
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive Bene. of             15.115%
INV SHARES                            Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                                         48.180%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      George B. Smithy, Jr.                                              5.910%
                                      38 Greenwood Road
                                      Wellesley, MA 02181
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Chiles Foundation                                                  9.476%
INSTITUTIONAL SHARES                  111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                                     72.081%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                                     15.140%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------

                                      -23-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc.                                         96.869%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                              12.533%
SMALL CAP VALUE FUND II               41 Chestnut St.
-INSTITUTIONAL SHARES                 Boston, MA 02108
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                                 57.428%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                                     5.772%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                                    5.772%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investor Services Corp.                                   5.087%
                                      FBO Exclusive Benefit for our Customers
                                      55 Water St.
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS SMALL CAP VALUE       National Financial Services Corp.                                 11.881%
FUND II - INVESTOR SHARES             For the Exclusive Bene. of our Customers
                                      Attn: Mutual Funds 5th Floor
                                      200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                                        84.035%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                      -24-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LONG/SHORT EQUITY     Boston Partners Asset Mgmt. L. P.                                 99.152%
FUND - INSTITUTIONAL SHARES           Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LONG/SHORT EQUITY     Thomas Lannan and Kathleen Lannan                                 75.131%
FUND - INVESTOR SHARES                Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
                                      Steven W. Kirkpatrick and                                         17.131%
                                      Jane B. Kirkpatrick
                                      Jt Ten Wros
                                      One Rocky Run
                                      Hingham, MA 02043
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                            9.924%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                             11.406%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Fulvest & Co.                                                     11.448%
                                      c/o Fulton Bank Trust Dept.
                                      P.O. Box 3215
                                      Lancaster, PA 17604-3215
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                                         26.214%
                                      Special Custody Account for Benefit of Customers
                                      Attn Mutual Funds
                                      101 Montgomery Street
                                      San Francisco,CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
BOGLE SMALL CAP GROWTH FUND           National Investors Services Corp.                                  6.155%
INVESTOR SHARES                       for the Exclusive Benefit of our Customers
                                      55 Water Street 32nd floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------

                                      -25-

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOGLE SMALL CAP GROWTH FUND           John C. Bogle, Jr.                                                 7.196%
INSTITUTIONAL SHARES                  IRA
                                      36 Carisbrooke Rd.
                                      Wellesley, MA 02481
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp for the Exclusive                 6.731%
                                      Benefit of our Customers
                                      55 Water St., 32nd floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                                         18.480%
                                      Attn: Datalynx 125
                                      P.O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                                5.493%
                                      1001 North U.S. Highway One
                                      Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co, Inc.                                         35.152%
                                      Special Custody Account for the Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Howard Schilit                                                     8.383%
                                      and Diane Schilit
                                      Jt Ten Wros
                                      10800 Mazwood Plaza
                                      Rockville, MD 20852
------------------------------------- ------------------------------------------------------- ------------------------


         As of November 29, 2000, directors and officers as a group owned less than one percent of the shares of the Company.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


         ADVISORY AND SUB-ADVISORY AGREEMENTS.

         The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreement with PNC Bank dated August 16, 1988, as of April 29, 1998,
                                      -26-

BIMC assumed the advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC. The advisory agreement is dated August 16, 1988. The advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


         For the fiscal year ended August 31, 2000, the Company paid BIMC (excluding fees to PFPC, with respect to the Portfolio, for administrative services obligated under the Advisory Agreement) advisory fees as follows:

          FEES PAID
      (AFTER WAIVERS AND
       REIMBURSEMENTS)              WAIVERS           REIMBURSEMENTS
       ---------------              -------           --------------

          $5,095,665              $1,995,632            $2,269,338

         For the fiscal year ended August 31, 1999 the Company paid BIMC (excluding fees to PFPC, for administrative services obligated under the Advisory Agreement) advisory fees as follows:

          FEES PAID
      (AFTER WAIVERS AND
       REIMBURSEMENTS)              WAIVERS           REIMBURSEMENTS
       ---------------              -------           --------------

          $6,580,761              $2,971,645             $819,409

         For the fiscal year ended August 31, 1998, the Company paid BIMC (excluding fees to PFPC, with respect to the Portfolio, for administrative services obligated under the Advisory Agreement) advisory fees as follows:

           FEES PAID
       (AFTER WAIVERS AND
        REIMBURSEMENTS)               WAIVERS          REIMBURSEMENTS
        ---------------               -------          --------------

           $6,283,705               $3,334,990            $692,630

         The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers;
(g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolio's investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Principal Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Principal Class or if it receives different services.

         Under the Advisory Agreements BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

         The Advisory Agreements were most recently approved July 26, 2000 by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by the shareholders at a special meeting held on December 22, 1989, as adjourned. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. The Advisory Agreement may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment.


         ADMINISTRATION AGREEMENT.

         BIMC is obligated to render administrative services to the Portfolio pursuant to the investment advisory agreement. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to the Portfolio. The Company pays administrative fees directly to PFPC.

         For the fiscal year ended August 31, 2000, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


         FEES PAID
     (AFTER WAIVERS AND
      REIMBURSEMENTS)           WAIVERS        REIMBURSEMENTS
      ---------------           -------        --------------


         $2,713,023               $0                 $0

         For the fiscal year ended August 31, 1999, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follow:

         FEES PAID
     (AFTER WAIVERS AND
      REIMBURSEMENTS)          WAIVERS         REIMBURSEMENTS
      ---------------          -------         --------------
         $2,577,726               $0                 $0


         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.

         PFPC Trust Company is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.


         PFPC serves as the transfer and dividend disbursing agent for the Company's Principal Class of the Portfolio pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which
PFPC: (a) issues and redeems shares of the Principal Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Principal Class. PFPC may, on

30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

         PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

         DISTRIBUTION AGREEMENT.


         Pursuant to the terms of a distribution agreement, dated as of June 25, 1999 and supplements entered into by the Distributor and the Company (the "Distribution Agreement"), and a Plan of Distribution, as amended, for the Principal Class of the Portfolio (the "Plan"), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of the Principal Class of the Portfolio. Payments to the Distributor under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Principal Class of the Portfolio. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.


         The Plan was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

         Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Principal Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the Principal Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.


         Provident Distributors, Inc. ("PDI") serves as distributor to the Principal Class. For the fiscal year ended August 31, 2000, the Company paid distribution fees to PDI under the Plan for the Principal Class of the Money Market Portfolio in the aggregate amount of $855,610. Of this amount $855,610 was paid to dealers with whom PDI had entered into dealer agreements, and $0 was retained by PDI. The amounts retained by PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses.

         Effective on or about January 2, 2001, PFPC Distributors, Inc. ("PFPC Distributors") will serve as the distributor of the Company's shares. BIMC is an affiliate of PFPC Distributors.


         The Company believes that the Plan may benefit the Company by increasing sales of Shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Fahnestock Co., Inc., a broker-dealer.


                             PORTFOLIO TRANSACTIONS


         The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.


         Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 15.976 billion shares have been classified into 94 classes as shown in the table below. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.


                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
---------------------------------------------------------    -------------------------------------------------------
A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100

                                      -32-

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
---------------------------------------------------------    -------------------------------------------------------
D  (Tax-Free)                                 100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Small Cap Value               100
                                                              Fund II)
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Small Cap Value Fund II)                    100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners
                                                              Institutional Long/Short Equity)            100
L (Bedford Money)                            1500             JJJ (Boston Partners Investors
                                                              Long/Short Equity)                          100
M (Bedford Municipal Money)                   500             KKK (Boston Partners
                                                              Institutional Long-Short Equity)            100
N (Bedford Government Money)                  500             LLL (Boston Partners Investors
                                                              Long-Short Equity)                          100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)
                                                                                                          100

P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                              Small Cap Growth)                           100
Q                                             100             Class OOO (Bogle Investors Small
                                                              Cap Growth)                                 100
R (Municipal Money)                           500             Select (Money)                              700
S (Government Money)                          500             Beta 2 (Municipal Money)                     1
T                                             500             Beta 3 (Government Money)                    1
U                                             500             Beta 4 (N.Y. Money)                          1
V                                             500             Principal Class (Money)                     700
W                                             100             Gamma 2 (Municipal Money)                    1
X                                             50              Gamma 3 (Government Money)                   1
Y                                             50              Gamma 4 (N.Y. Money)                         1
Z                                             50              Delta 1 (Money)                              1
AA                                            50              Delta 2 (Municipal Money)                    1
BB                                            50              Delta 3 (Government Money)                   1
CC                                            50              Delta 4 (N.Y. Money)                         1
DD                                            100             Epsilon 1 (Money)                            1
EE                                            100             Epsilon 2 (Municipal Money)                  1
FF (n/i numeric Micro Cap)                    50              Epsilon 3 (Government Money)                 1
GG (n/i numeric Growth)                       50              Epsilon 4 (N.Y. Money)                       1
HH (n/i numeric Mid Cap)                      50              Zeta 1 (Money)                               1
II                                            100             Zeta 2 (Municipal Money)                     1
JJ                                            100             Zeta 3 (Government Money)                    1
KK                                            100             Zeta 4 (N.Y. Money)                          1
LL                                            100             Eta 1 (Money)                                1
MM                                            100             Eta 2 (Municipal Money)                      1
NN                                            100             Eta 3 (Government Money)                     1
OO                                            100             Eta 4 (N.Y. Money)                           1
PP                                            100             Theta 1 (Money)                              1
QQ (Boston Partners Institutional                             Theta 2 (Municipal Money)                    1
Large Cap)                                    100
RR (Boston Partners Investors Large                           Theta 3 (Government Money)                   1
Cap)                                          100

                                      -33-

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
---------------------------------------------------------    -------------------------------------------------------
SS (Boston Partners Advisor Large                             Theta 4 (N.Y. Money)                         1
Cap)                                          100
TT (Boston Partners Investors Mid
Cap)                                          100
UU (Boston Partners Institutional
Mid Cap)                                      100
VV (Boston Partners Institutional
Bond)                                         100
WW (Boston Partners Investors Bond)
                                              100

         The classes of Common Stock have been grouped into 14 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market Portfolios.


         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                       PURCHASE AND REDEMPTION INFORMATION

         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.


         Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.


                               VALUATION OF SHARES

         The Company intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Company is determined independently of the other classes. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

         The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

         The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                             PERFORMANCE INFORMATION

         The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


         The annualized yield for the seven-day period ended August 31, 2000 for the Principal Class of the Money Market Portfolio before waivers was as follows:

                                       TAX-EQUIVALENT YIELD
                        EFFECTIVE      (ASSUMES A FEDERAL
       YIELD               YIELD       INCOME TAX RATE OF 28%)
       -----            ---------      -----------------------


       5.83%              6.00%                 N/A

         The annualized yield for the seven-day period ended August 31, 2000 for the Principal Class of the Money Market Portfolio after waivers was as follows:

                                       TAX-EQUIVALENT YIELD
                        EFFECTIVE      (ASSUMES A FEDERAL
       YIELD               YIELD       INCOME TAX RATE OF 28%)
       -----            ---------      -----------------------

       6.00%              6.18%                 N/A


         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of the Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Company Average, which is an average compiled by IBC Money Company Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES

         The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Portfolio were to fail to make sufficient distributions in a year, the Portfolio would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.


         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

         The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."


                                  MISCELLANEOUS

         COUNSEL.

         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.

         INDEPENDENT ACCOUNTANTS.

         PricewaterhouseCoopers LLP serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.

                              FINANCIAL STATEMENTS


         The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 2000 (the "2000 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 2000 Annual Report are incorporated by reference herein. The financial statements included in the 2000 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 2000 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


LOCAL CURRENCY AND FOREIGN CURRENCY RISKS:

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


         "Not Prime" - Issuers do not fall within any of the Prime rating categories.



         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.


         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.



CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.




         - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.




         - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.


Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


NOTES TO FITCH LONG-TERM AND SHORT-TERM RATINGS:

         - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" and "F1" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

         - 'NR' indicates the Fitch does not rate the issuer or issue in question.

         - 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         - RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.



MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.




         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

                                 BOSTON PARTNERS
                                 FAMILY OF FUNDS
                                       OF
                               THE RBB FUND, INC.

                       Institutional and Investor Classes


                      Boston Partners Large Cap Value Fund
                       Boston Partners Mid Cap Value Fund
                     Boston Partners Small Cap Value Fund II
                            Boston Partners Bond Fund
                     Boston Partners Long/Short Equity Fund


                       STATEMENT OF ADDITIONAL INFORMATION


                                 DECEMBER 31, 2000


     This Statement of Additional Information ("SAI") provides information about the Boston Partners Large Cap Value Fund (the "Large Cap Value Fund"), Boston Partners Mid Cap Value Fund (the "Mid Cap Value Fund"), Boston Partners Small Cap Value Fund II (formerly the Boston Partners Micro Cap Fund) (the "Small Cap Value Fund"), Boston Partners Bond Fund (the "Bond Fund") and the Boston Partners Long/Short Equity Fund (formerly the Boston Partners Market Neutral
Fund) (the "Long/Short Equity Fund") (each a "Fund" and collectively, the "Funds") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information contained in Boston Partners Family of Funds Prospectuses dated December 31, 2000 (the "Prospectuses").


     This SAI is not a prospectus. It should be read in conjunction with the Prospectuses and the Funds' Annual Report dated August 31, 2000. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Prospectuses and Annual Report may be obtained by calling toll-free (888) 261-4073.

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
GENERAL INFORMATION..........................................................1
INVESTMENT INSTRUMENTS AND POLICIES..........................................1
INVESTMENT LIMITATIONS......................................................20
MANAGEMENT OF THE COMPANY...................................................24
         Directors and Officers.............................................24
         Directors' Compensation............................................25
         Code of Ethics.....................................................26
CONTROL PERSONS.............................................................27
INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS................36
         Advisory Agreements................................................36
         Custodian and Transfer Agency Agreements...........................38
         Administration Agreement...........................................39
         Distribution Agreement.............................................40
         Administrative Services Agent......................................42
PORTFOLIO TRANSACTIONS......................................................43
PURCHASE AND REDEMPTION INFORMATION.........................................45
VALUATION OF SHARES.........................................................47
PERFORMANCE INFORMATION.....................................................47
TAXES ......................................................................50
ADDITIONAL INFORMATION CONCERNING RBB SHARES................................51
MISCELLANEOUS...............................................................53
         Counsel............................................................53
         Independent Accountants............................................53
FINANCIAL STATEMENTS........................................................54
APPENDIX A.................................................................A-1

                               GENERAL INFORMATION


     RBB was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate fourteen separate investment portfolios. This Statement of Additional Information pertains to Institutional and Investor Shares representing interests in the diversified Funds offered by the Prospectuses dated December 31, 2000.


                       INVESTMENT INSTRUMENTS AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

     EQUITY MARKETS.

     The Funds, with the exception of the Bond Fund, invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. As a result, investing in the Funds involves the risk of loss of capital.

     MICRO CAP, SMALL CAP AND MID CAP STOCKS.

     Securities of companies with micro, small and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because micro, small and mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro, small and mid cap companies tend to be less certain than large cap companies, and the dividends paid on micro, small and mid cap stocks are frequently negligible. Moreover, micro, small and mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro, small and mid cap companies tend to be more volatile than those of large cap companies. The market for micro and small cap securities may be thinly traded and as a result, greater fluctuations in the price of micro and small cap securities may occur.

     MARKET FLUCTUATION.

     Because the investment alternatives available to each Fund may be limited by the specific objectives of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single fund should not be considered a complete investment program.

     LENDING OF PORTFOLIO SECURITIES.

     Each Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Funds' investment adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

     BORROWING.


     The Long/Short Equity Fund may borrow up to 33 1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of a fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund's short sales and related borrowing are not subject to the restrictions outlined above.


     INDEXED SECURITIES.

     The Funds may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. Each of the Bond, Large Cap Value, Mid Cap Value and Small Cap Value Funds do not presently intend to invest more than 5% of their respective net assets in indexed securities.

     REPURCHASE AGREEMENTS.

     The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS.

     The Funds may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities. The Bond, Large Cap Value, Mid Cap Value and Small Cap Value Funds may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Funds do not presently intend to engage in reverse repurchase transactions involving more than 5% of each Fund's respective net assets. The Bond, Large Cap Value, Mid Cap Value and Small Cap Value Funds do not presently intend to engage in dollar roll transactions involving more than 5% of each Fund's respective net assets.

     PURCHASE WARRANTS

     The Funds, with the exception of the Bond Fund, may invest up to 5% of its net assets in purchase warrants. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     U.S. GOVERNMENT OBLIGATIONS.

     The Funds may purchase U.S. Government agency and instrumentality obligations that are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are. U.S. Government obligations that are backed by the full faith and credit of the U.S. Government are subject to interest rate risk.

     Each Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. The Large Cap Value, Mid Cap Value and Small Cap Value Funds do not presently intend to invest more than 5% of each Fund's respective net assets in U.S. Government obligations. The Bond Fund does not presently intend to invest more than 50% of its net assets in U.S. Government obligations.

     ILLIQUID SECURITIES.

     A Fund may not invest more than 15% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     Each Fund may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Funds' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     The Adviser will monitor the liquidity of restricted securities held by a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     SECURITIES OF UNSEASONED ISSUERS.


     The Long/Short Equity Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities would not exceed 5% of the Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.


     CONVERTIBLE SECURITIES.

     The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Bond Fund does not presently intend to invest more than 15% of its net assets, and the Large Cap Value, Mid Cap Value, Small Cap Value and Long/Short Equity Funds do not presently intend to invest more than 5% of each Fund's respective net assets, in convertible securities, or securities received by a Fund upon conversion thereof.

     HEDGING INVESTMENTS.

     At such times as the Adviser deems it appropriate and consistent with a Fund's investment objective, the Large Cap Value, Mid Cap Value, Small Cap Value and Bond Funds may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in a Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

     FUTURES CONTRACTS.


     The Large Cap Value, Mid Cap Value and Small Cap Value Funds may invest in financial futures contracts with respect to those securities listed on the S & P 500 Stock Index ("Index Futures"). The Bond Fund may enter into futures contracts based on various securities (such as U.S. Government Securities), foreign securities, securities indices and other financial instruments and indices. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

     There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's investment adviser when hedge positions were established. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The Large Cap Value, Mid Cap Value, Small Cap Value and Bond Funds do not presently intend to invest more than 5% of each Fund's respective net assets in futures contracts.

     OPTIONS ON FUTURES.


     The Large Cap Value, Mid Cap Value and Small Cap Value Funds may purchase and write call and put options on futures contracts with respect to those securities listed on the S & P 500 Stock Index and enter into closing transactions with respect to such options to terminate an existing position. The Bond Fund may purchase and write call and put options on futures contracts based on various securities (such as U.S. Government Securities), foreign securities, securities indices and other financial instruments and indices. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Funds may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when a Fund is not fully invested.


     Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     There is no assurance that a Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be imperfect correlations (or no correlations) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Such imperfect correlations could have an impact on the Fund's ability to effectively hedge its securities. The Bond, Large Cap Value, Mid Cap Value and Small Cap Value Funds do not presently intend to invest more than 5% of each Fund's respective net assets in options on futures.

     BANK AND CORPORATE OBLIGATIONS.

     Each Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     Each Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P or Moody's (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

     COMMERCIAL PAPER.

     Each Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Fund's Adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating symbols are described in Appendix "A" hereto. The Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Funds' Adviser pursuant to guidelines approved by the Board of Directors. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Each Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

     FOREIGN SECURITIES.


     Each of the Funds may invest in foreign securities (including equity securities of foreign issuers trading in U.S. Markets), either directly or indirectly through American Depositary Receipts and through European Depositary Receipts. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.


     Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

     The Bond Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The Bond Fund may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank and the European Investment Bank. The Bond Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Euro bonds (bonds not issued in the country (and possibly not in the currency) of the issuer).

     SHORT SALES.


     The Long/Short Equity Fund may enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See "Futures and Options" above.

     The Funds anticipate that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of a Fund's net assets.

     SHORT SALES "AGAINST THE BOX."

     In addition to the short sales discussed above, the Long/Short Equity Fund may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Funds will make short sales against the box for purposes of protecting the value of the Funds' net assets.

     In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute a Fund's long position. The Funds will not engage in short sales against the box for speculative purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year. The original long position must also be held for the sixty days after the short position is closed.) In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


     ADDITIONAL INFORMATION ON BOND FUND INVESTMENTS.

     The Adviser will select certain mortgage-backed and asset-backed securities which it believes have better risk/return characteristics versus other fixed income instruments. Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies as well as by private issuers. Asset-backed securities represent pools of other assets (such as automobile installment purchase obligations and credit card receivables) similarly assembled for sale by private issuers.

     MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Mortgage-backed securities held by the Fund are subject to prepayment risk. Prepayment risk is the risk that an issuer will exercise its right to pay prinicipal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.


     The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC

Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities for forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

     ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

     In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments.

     The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

     The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     FORWARD CURRENCY TRANSACTIONS. The Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

     The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

     At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow the Fund to establish a rate of exchange for a future point in time.

     The Fund may enter into forward foreign currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, the Fund may enter into a contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will generally not be possible to precisely match the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, the Adviser may purchase or sell forward foreign currency exchange contracts for the Fund for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value.

     A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

     STRIPPED SECURITIES. The Federal Reserve has established an investment program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Fund may purchase securities registered under this program. This program allows the Fund to be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

     In addition, the Fund may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.

     MONEY MARKET INSTRUMENTS. The Fund may invest in "money market instruments," for purposes of temporary defensive measures which include, among other things, bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and the Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund.

Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

     DURATION. Although the Fund has no restriction as to the maximum or minimum duration of any individual security held by it, during normal market conditions the Fund's average effective duration will generally be within 5% of the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. For example, the duration of a five-year zero coupon bond that pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semi-annually and matures in five years will have a duration of less than five years, which reflects the semi-annual cash flows resulting from coupon payments. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.


                             INVESTMENT LIMITATIONS

     The Funds have adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Funds' outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund. Each Fund's investment goals and strategies described in the Prospectuses may be changed by the Company's Board of Directors without the approval of the Fund's shareholders. Each Fund may not:


     1. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements and the Bond, Large Cap Value, Mid Cap Value and Small Cap Value Funds may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of each Fund's respective total assets at the time of such borrowing and provided that, for any borrowing with respect to the Large Cap Value, Mid Cap Value and Long/Short Equity Funds, there is at least 300% asset coverage for the borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. However, with respect to the Large Cap Value, Mid Cap Value and Long/Short Equity Funds, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing, provided that for the Long/Short Equity Fund: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that for the Large Cap Value and Mid Cap Value Funds, any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Small Cap Value, Large Cap Value and Bond Funds will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets).


     2. Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

     3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

     4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

     5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

     6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

     7. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); or

     8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.


     In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;


     For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.


     In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund is subject to the following nonfundamental limitations. The Long/Short Equity Fund may not:

     1. Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

     2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of short sales, options, futures contracts, options on futures contracts and forward contracts.

     The Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

     Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

     If a percentage restriction under one of a Fund's investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

                            MANAGEMENT OF THE COMPANY

     DIRECTORS AND OFFICERS.

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:

                                        POSITION              PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                   WITH RBB              DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------


Arnold M. Reichman - 53                Director               Chief Operating Officer and member of the Board of
609 Greenwich Street                                          Directors of Outercurve Technologies (wireless
5th Floor                                                     enabling services) since March 2000; Chief Operating
New York, NY  10014                                           Officer and a member of the Executive Operating
                                                              Committee of Warburg Pincus Asset Management, Inc.;
                                                              Executive Officer and Director of Credit Suisse Asset
                                                              Management Securities, Inc. (formerly Counsellors Securities,
                                                              Inc.) and Director/Trustee of various investment companies advised by Warburg Pincus Asset Management, Inc. until
                                                              September 15, 1999; Prior to 1997, Managing Director of
                                                              Warburg Pincus Asset Management, Inc.


*Robert Sablowsky - 63                  Director              Executive Vice President of Fahnestock Co., Inc. (a
Fahnestock & Company, Inc.                                    registered broker-dealer); Prior to October 1996,
125 Broad Street                                              Executive Vice President of Gruntal & Co., Inc. (a
New York, NY  10004                                           registered broker-dealer).

Francis J. McKay - 65                   Director              Since 1963, Executive Vice President, Fox Chase
Fox Chase Cancer Institute                                    Cancer Center (biomedical research and medical care).
7701 Burholme Avenue
Philadelphia, PA  19111


*Marvin E. Sternberg - 67                Director             Since 1974, Chairman, Director and President, Moyco
Moyco Technologies, Inc.                                      Technologies, Inc. (manufacturer of dental supplies
200 Commerce Drive                                            and precision coated abrasives).
Montgomeryville, PA  18936


Julian A. Brodsky - 67                  Director              Director and Vice Chairman, since 1969 Comcast
Comcast Corporation                                           Corporation (cable television and communications);
1500 Market Street                                            Director, NDS Group PLC; Director, Internet Capital
35th Floor                                                    Group.
Philadelphia, PA  19102

Donald van Roden - 77                   Director and          Self-employed businessman.  From February 1980 to
1200 Old Mill Lane                      Chairman of the       March 1987, Vice Chairman, SmithKline Beecham
Wyomissing, PA  19610                   Board                 Corporation (pharmaceuticals).

                                        POSITION              PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                   WITH RBB              DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------


Edward J. Roach - 76                    President and         Certified Public Accountant; Vice Chairman of the
Suite 100                               Treasurer             Board, Fox Chase Cancer Center; Trustee Emeritus,
Bellevue Park Corporate                                       Pennsylvania School for the Deaf; Trustee Emeritus,
Center                                                        Immaculata College; President or Vice President and
400 Bellevue Parkway                                          Treasurer of various investment companies advised by
Wilmington, DE  19809                                         subsidiaries of PNC Bank Corp. (1981-1997); Managing
                                                              General Partner and Treasurer of Chestnut Street
                                                              Exchange Fund; Director of the Bradford Funds, Inc.
                                                              (1996-2000).



* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the 1940 Act.

     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

     DIRECTORS' COMPENSATION.

     The Company currently pays directors $15,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 2000, each of the following members of the Board of Directors received compensation from RBB in the following amounts:

                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                            COMPENSATION FROM     BENEFITS ACCRUED AS       BENEFITS UPON        FUND AND FUND COMPLEX
NAME OF PERSON/POSITION         REGISTRANT       PART OF FUND EXPENSES        RETIREMENT           PAID TO DIRECTORS
-----------------------------------------------------------------------------------------------------------------------

Julian A. Brodsky,           $19,250                 N/A                        N/A                  $19,250
Director
Francis J. McKay,            $19,250                 N/A                        N/A                  $19,250
Director

                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                            COMPENSATION FROM     BENEFITS ACCRUED AS       BENEFITS UPON        FUND AND FUND COMPLEX
NAME OF PERSON/POSITION         REGISTRANT       PART OF FUND EXPENSES        RETIREMENT           PAID TO DIRECTORS
-----------------------------------------------------------------------------------------------------------------------

Arnold M. Reichman,          $15,750                 N/A                        N/A                  $15,750
Director
Robert Sablowsky,            $19,250                 N/A                        N/A                  $19,250
Director
Marvin E. Sternberg,         $20,500                 N/A                        N/A                  $20,500
Director
Donald van Roden,            $25,250                 N/A                        N/A                  $25,250
Director and Chairman


     On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the Distributor currently receives any compensation from the Company.

     CODE OF ETHICS.


     The Company, the Adviser and PFPC Distributors, Inc. (the Company's distributor commencing on or about January 2, 2001) have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                 CONTROL PERSONS

     As of November 29, 2000, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning Fund Shares" above. The Company does not know whether such persons also beneficially own such shares.

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Luanne M. Garvey and Robert J. Garvey                             31.791%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic & Barbara Pisciotta                                       47.354%
                                      and Successors in Tr under the Dominic Trst & Barbara
                                      Pisciotta Caring Trst dtd 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MD 63303
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                                     94.674%
                                      c/o PNC Bank, N.A.
                                      F3-F076-02-2
                                      200 Stevens Drive, Suite 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                                     73.021%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------

                                      - 27 -

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                          19.513%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                               25.218%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio               13.019%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus International Equity Portfolio                      9.994%
                                      Attn. Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust                                               5.997%
                                      International Equity Portfolio
                                      Attn: Kevin W. Carroll
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc.                                         11.243%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                     - 28 -

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                                    9.836%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                                    5.089%
                                      dtd 01/04/91
                                      c/o Nancy Head
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                                  18.760%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------
                                      RCAB Collectives Inv Partnership                                  17.163%
                                      U/A dtd 9/19/95
                                      2121 Commonwealth Ave.
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc.                                          8.997%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                     - 29 -

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                                       47.551%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                                    6.040%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP                           Charles Schwab & Co. Inc.                                         19.341%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                                  8.631%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              Charles Schwab & Co. Inc.                                         13.310%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      State Street Bank and Trust Company                               50.346%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------

                                     - 30 -

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------

                                      Yale University                                                   25.042%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND -      Charles Schwab & Co., Inc.                                         8.705%
INSTITUTIONAL SHARES                  Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                                 24.425%
                                      Trst. Swanee Hunt Family Foundation
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                          14.147%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                                      16.260%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                            22.701%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND -      Charles Schwab & Co. Inc.                                         73.676%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                     - 31 -

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                                      5.155%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND -  MAC & CO.                                                          8.389%
INSTITUTIONAL SHARES                  A/C BPHF 3006002 Mutual Funds
                                      Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                                         5.673%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Strafe & Co.                                                       6.352%
                                      FAO S A A F Custody
                                      A/C B300022102
                                      P.O. Box 160
                                      Westerville, OH 43086-0160
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                                          8.107%
                                      A/C LEMF5044062 Mutual Funds
                                      Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                                          6.574%
                                      A/C CHIF1001182
                                      F/B/O Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wells Fargo Bank MN NA                                             5.323%
                                      FBO McCormick & Co
                                      Pen-Boston A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------

                                     - 32 -

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      American Express Trust Co.                                         5.093%
                                      FBO American Express Retir Serv Plans
                                      Attn: Pat Brown
                                      50534 AXP Financial Ctr.
                                      Minneapolis, MN 55474
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND -  National Financial Svcs. Corp. for Exclusive Bene. of             15.115%
INVESTOR SHARES                       Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                                         48.180%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      George B. Smithy, Jr.                                              5.910%
                                      38 Greenwood Road
                                      Wellesley, MA 02181
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND -           Chiles Foundation                                                  9.476%
INSTITUTIONAL SHARES                  111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                                     72.081%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                                     15.140%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------

                                     - 33 -

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND - INVESTOR  Charles Schwab & Co. Inc.                                         96.869%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                              12.533%
SMALL CAP VALUE FUND II -             41 Chestnut St.
INSTITUTIONAL SHARES                  Boston, MA 02108
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                                 57.428%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                                     5.772%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                                    5.772%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investor Services Corp.                                   5.087%
                                      FBO Exclusive Benefit for our Customers
                                      55 Water St.
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS SMALL CAP VALUE       National Financial Services Corp.                                 11.881%
FUND II - INVESTOR SHARES             For the Exclusive Bene. of our Customers
                                      Attn: Mutual Funds 5th Floor
                                      200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                                        84.035%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

                                     - 34 -

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------

BOSTON PARTNERS LONG/SHORT EQUITY     Boston Partners Asset Mgmt. L. P.                                 99.152%
FUND - INSTITUTIONAL SHARES           Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LONG/SHORT EQUITY     Thomas Lannan and Kathleen Lannan                                 75.131%
FUND - INVESTOR SHARES                Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
                                      Steven W. Kirkpatrick and                                         17.131%
                                      Jane B. Kirkpatrick
                                      Jt Ten Wros
                                      One Rocky Run
                                      Hingham, MA 02043
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                            9.924%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                             11.406%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Fulvest & Co.                                                     11.448%
                                      c/o Fulton Bank Trust Dept.
                                      P.O. Box 3215
                                      Lancaster, PA 17604-3215
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                                         26.214%
                                      Special Custody Account for Benefit of Customers
                                      Attn Mutual Funds
                                      101 Montgomery Street
                                      San Francisco,CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
BOGLE SMALL CAP GROWTH FUND -         National Investors Services Corp.                                  6.155%
INVESTOR SHARES                       for the Exclusive Benefit of our Customers
                                      55 Water Street 32nd floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------

                                     - 35 -

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOGLE SMALL CAP GROWTH FUND -         John C. Bogle, Jr.                                                 7.196%
INSTITUTIONAL SHARES                  IRA
                                      36 Carisbrooke Rd.
                                      Wellesley, MA 02481
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp for the Exclusive                 6.731%
                                      Benefit of our Customers
                                      55 Water St., 32nd floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                                         18.480%
                                      Attn: Datalynx 125
                                      P.O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                                5.493%
                                      1001 North U.S. Highway One
                                      Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co, Inc.                                         35.152%
                                      Special Custody Account for the Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Howard Schilit                                                     8.383%
                                      and Diane Schilit
                                      Jt Ten Wros
                                      10800 Mazwood Plaza
                                      Rockville, MD 20852
------------------------------------- ------------------------------------------------------- ------------------------


     As of November 29, 2000, the directors and officers as a group owned less than 1% of the Company's Shares.


                        INVESTMENT ADVISORY, DISTRIBUTION
                           AND SERVICING ARRANGEMENTS

     ADVISORY AGREEMENTS.


     Boston Partners renders advisory services to the Funds pursuant to Investment Advisory Agreements dated October 16, 1996 with respect to the Bond and Large Cap Value Funds, May 30, 1997 with respect to the Mid Cap Value Fund, July 1, 1998 with respect to the Small Cap Value Fund II and November 13, 1998 with respect to the Long/Short Equity Fund (formerly the Market Neutral Fund) (the "Advisory Agreements"). Boston Partners' general partner is Boston Partners, Inc.

     Boston Partners has investment discretion for the Funds and will make all decisions affecting the assets of the Funds under the supervision of the Company's Board of Directors and in accordance with each Fund's stated policies. Boston Partners will select investments for the Funds. For its services to the Funds, Boston Partners is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 0.40% of the Bond Fund's average daily net assets, 2.25% of the Long/Short Equity Fund's average daily net assets, 0.75% of the Large Cap Value Fund's average daily net assets, 0.80% of the Mid Cap Value Fund's average daily net assets and 1.25% of the Small Cap Value Fund's average daily net assets. Until December 31, 2001, Boston Partners has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for : 1) the Institutional Class of the Boston Partners Bond Fund, Boston Partners Long/Short Equity Fund, Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund and Boston Partners Small Cap Value Fund II of 0.60%, 2.95%, 1.00%, 1.00% and 1.55%, respectively and 2) the Investor Class of the Boston Partners Bond Fund, Boston Partners Long/Short Equity Fund, Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund and Boston

Partners Small Cap Value Fund II of 0.82%, 3.17%, 1.22%, 1.22% and 1.77%, respectively. There can be no assurance that Boston Partners will continue such waivers after December 31, 2001.


     For the fiscal years ended August 31, 2000, 1999 and 1998 the Funds paid Boston Partners advisory fees and Boston Partners waived advisory fees as follows:

                               ADVISORY FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)               WAIVERS                REIMBURSEMENTS
----                           ------------------              -------                --------------
FISCAL YEAR ENDED AUGUST 31, 2000


Bond                                      $0                    $43,368                    $119,992
Long/Short Equity                         $0                    $26,019                    $118,492
Large Cap Value                     $205,225                   $147,093                          $0
Mid Cap Value                     $1,041,648                   $189,796                          $0
Small Cap Value                           $0                    $21,160                    $130,240


FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                      $0                    $56,220                     $72,841
Long/Short Equity(1)                      $0                    $12,727                    $121,414
Large Cap Value                     $450,337                   $109,852                          $0
Mid Cap Value                       $926,862                   $128,384                          $0
Small Cap Value                           $0                    $18,140                    $129,809

FISCAL YEAR ENDED AUGUST 31, 1998

Bond(2)                                   $0                    $34,418                     $54,244
Large Cap Value                     $250,634                   $112,482                          $0
Mid Cap Value                       $235,623                    $84,082                     $30,520
Small Cap Value(3)                        $0                     $3,155                     $19,063

(1)  Commenced operations November 17, 1998.
(2)  Commenced operations December 30, 1997.
(3)  Commenced operations July 1, 1998.

     Each class of the Funds bears its own expenses not specifically assumed by Boston Partners. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Boston Partners; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers;
(g) organizational costs; (h) fees to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with a portfolio's investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio's investment adviser under its advisory agreement with the portfolio. Each class of the Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

     Under the Advisory Agreement, Boston Partners will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Boston Partners in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.

     The Advisory Agreements were most recently approved on July 26, 2000 by vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by the initial shareholder of each class of the Funds. The Advisory Agreements are terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days' written notice to Boston Partners. The Advisory Agreements may also be terminated by Boston Partners on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment.

     CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.

     PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, is custodian of the Funds' assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Funds' operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that PFPC Trust Company remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Funds harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the

Custodian Agreement, PFPC Trust Company receives a fee, which is calculated based upon each Fund's average daily gross assets as follows: $.18 per $1,000 on the first $100 million of average daily gross assets; $.15 per $1,000 on the next $400 million of average daily gross assets; $.125 per $1,000 on the next $500 million of average daily gross assets; and $.10 per $1,000 on average daily gross assets over $1 billion, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.


     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5,1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Funds. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account in the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.


     ADMINISTRATION AGREEMENT.


     PFPC serves as administrator to the Funds pursuant to Administration and Accounting Services Agreements dated October 16, 1996 with respect to the Bond and Large Cap Value Funds, May 30, 1997 with respect to the Mid Cap Value Fund, July 1, 1998 with respect to the Small Cap Value Fund II and November 13, 1998 with respect to the Long/Short Equity Fund (the "Administration Agreements"). PFPC has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds. For its services to the Funds, PFPC is entitled to receive a fee calculated at an annual rate of
 .125% of each Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis. PFPC is currently waiving one-half of its minimum annual fee on the Bond Fund, Small Cap Fund and the Long/Short Equity Fund.

     For the fiscal years ended August 31, 2000, 1999 and 1998, the Funds paid PFPC administration fees as follows:

                            ADMINISTRATION FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)               WAIVERS                REIMBURSEMENTS
----                        ------------------------           -------                --------------
FISCAL YEAR ENDED AUGUST 31, 2000


Bond                                 $62,500                    $12,500                      $0
Long/Short Equity                    $37,500                    $37,500                      $0
Large Cap Value                      $75,000                         $0                      $0
Mid Cap Value                       $192,413                         $0                      $0
Small Cap Value                      $43,750                    $31,250                      $0


FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                 $37,499                    $37,501                      $0
Long/Short Equity(1)                 $31,250                    $31,250                      $0
Large Cap Value                      $93,735                         $0                      $0
Mid Cap Value                       $164,882                         $0                      $0
Small Cap Value                      $37,500                    $37,500                      $0

FISCAL YEAR ENDED AUGUST 31, 1998

Bond(2)                              $25,201                    $25,202                      $0
Large Cap Value                      $55,792                    $22,142                      $0
Mid Cap Value                        $57,653                    $22,352                      $0
Small Cap Value(3)                    $6,250                     $6,250                      $0

(1)  Commenced operations November 17, 1998.
(2)  Commenced operations December 30, 1997.
(3)  Commenced operations July 1, 1998.

     The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

     DISTRIBUTION AGREEMENT.


     Provident Distributors, Inc. ("PDI"), whose principal business address is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as the distributor of the Funds pursuant to the terms of a distribution agreement, dated as of June 25, 1999 (the "Distribution Agreement") on behalf of the Institutional and Investor Classes. Pursuant to the Distribution Agreement and the Plans of Distribution, as amended, for the Investor Class (together, the "Plans"), which were adopted by the Company in the manner prescribed by Rule

12b-1 under the 1940 Act, the Distributor will use appropriate efforts to solicit orders for the sale of each Fund's Shares. Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Investor Class, at the annual rate set forth in the Prospectus.



     Effective on or about January 2, 2001, PFPC Distributors, Inc. will serve as the distributor of the Funds' shares pursuant to the same compensation as PDI.


     For the fiscal years ended August 31, 2000, 1999 and 1998, the Investor Class of each of the Funds below paid PDI fees as follows: (1)

                             DISTRIBUTION FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)               WAIVERS                REIMBURSEMENTS
----                         ----------------------            -------                --------------
FISCAL YEAR ENDED AUGUST 31, 2000


Bond                                    $434                         $0                      $0
Long/Short Equity                       $605                         $0                      $0
Large Cap Value                       $3,636                         $0                      $0
Mid Cap Value                         $5,236                         $0                      $0
Small Cap Value                         $703                         $0                      $0


FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                  $4,158                    $16,630                      $0
Long/Short Equity(2)                    $219                       $874                      $0
Large Cap Value Fund                 $20,836                    $83,346                      $0
Mid Cap Value                        $38,745                   $154,978                      $0
Small Cap Value                         $365                     $1,458                      $0

FOR THE PERIOD MAY 29, 1998 THROUGH AUGUST 31, 1998

Bond                                  $1,294                     $4,063                      $0
Large Cap Value Fund                  $3,387                        $22                      $0
Mid Cap Value                         $6,827                    $21,843                      $0
Small Cap Value(3)                       $54                         $0                      $0

(1)  Of the fee amounts disclosed above, $0 was retained by the Distributor.
(2)  Commenced operations November 17, 1998.
(3)  Commenced operations July 1, 1998.


     For the period September 1, 1997 through May 29, 1998, both the Institutional Class and Investor Class of the Fund paid the Company's other previous distributor, Credit Suisse Asset Management Securities, Inc. (formerly known as Counsellors Securities, Inc.) an indirect wholly-owned subsidiary of Credit Suisse, Inc., with a principal business address of 466 Lexington Avenue, New York, New York 10071, distribution fees as follows:

                             DISTRIBUTION FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)               WAIVERS                REIMBURSEMENTS
----                         ----------------------            -------                --------------
Bond (Institutional)(3)               $1,986                     $5,461                      $0
Bond (Investor)(3)                       $54                         $0                      $0
Large Cap Value                      $10,283                    $28,278                      $0
(Institutional)
Large Cap Value                         $878                     $1,317                      $0
(Investor)
Mid Cap Value                         $8,284                    $22,780                      $0
(Institutional)
Mid Cap Value                           $950                     $1,425                      $0
(Investor)

(3)  Commenced operations December 30, 1997.

     Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by each Fund on the distribution of the Fund's shares of the Investor Class under the Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company's directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of such directors who are not "interested persons" of the Company.

     Mr. Sablowsky, a director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc., a broker-dealer.

     ADMINISTRATIVE SERVICES AGENT.


     PDI provides certain administrative services to the Institutional Class of each Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated as of June 25, 1999, between the Company and PDI. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the average daily net assets of the Institutional Class. PDI is currently waiving fees in excess of .03% of each Fund's average daily net assets.

     Effective on or about January 2, 2001, PFPC Distributors, Inc. will provide administrative services to the Institutional Class of each Fund as described above pursuant to the same compensation as for PDI.

     For the fiscal years ended August 31, 2000, 1999 and 1998, PDI received administrative services fees from the Institutional Class of the Funds below as follows:


                                          ADMINISTRATIVE SERVICES
FUND                                       FEES (AFTER WAIVERS)                      WAIVERS
----                                      -----------------------                    -------
FISCAL YEAR ENDED AUGUST 31, 2000


Bond                                                $3,200                            $12,802
Long/Short Equity                                     $273                             $1,096
Large Cap Value                                    $13,656                            $54,624
Mid Cap Value                                      $45,551                           $182,203
Small Cap Value                                       $423                             $1,694


FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                                $4,158                            $16,630
Long/Short Equity(1)                                  $219                               $874
Large Cap Value                                    $20,836                            $83,346
Mid Cap Value                                      $38,745                           $154,978
Small Cap Value                                       $365                             $1,458

PERIOD MAY 29, 1998 THROUGH AUGUST 31, 1998

Bond                                                $3,155                             $9,524
Large Cap Value                                    $24,042                             $6,662
Mid Cap Value                                      $13,741                            $44,606
Small Cap Value(2)                                     $69                             $2,277

(1)  Commenced operations November 17, 1998.
(2)  Commenced operations July 1, 1998.


                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors and applicable rules, Boston Partners is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, Boston Partners seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Boston Partners generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

     No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Boston Partners may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of Boston Partners. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Boston Partners under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Boston Partners determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of Boston Partners to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

     The following chart shows the aggregate brokerage commissions paid by each Fund for the past three fiscal years:


FUND                                      2000                       1999                            1998
----                                      ----                       ----                            ----

Bond(1)                                     $500                        $665                             $804
Long/Short Equity(2)                     $38,749                     $19,409                              N/A
Large Cap Value(3)                      $126,102                    $211,118                         $165,408
Mid Cap Value(4)                        $987,663                    $790,052                         $326,951
Small Cap Value(5)                        $5,915                      $3,631                              N/A


(1)  Commenced operations December 30, 1997.
(2)  Commenced operations November 17, 1998.
(3) Institutional class commenced operations January 2, 1997 and Investor Class commenced operations on January 16, 1997.
(4)  Commenced operations June 2, 1997.
(5)  Commenced operations July 1, 1998.

     The Funds are required to identify any securities of the Company's regular broker dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2000, the following Funds held the following securities:


FUND                   SECURITY                             VALUE
----                   --------                             -----
Long/Short Equity   Charles Schwab Corp. (The)           $   (7,638)*

Large Cap Value     J.P. Morgan & Co., Inc.              $  401,250
                    PNC Financial Services Group         $  206,281

Mid Cap Value       A.G. Edwards, Inc.                   $3,484,000
                    Donaldson, Lufkin & Jenrette, Inc.   $1,858,500
                    Legg Mason, Inc.                     $  975,875

* Short position


     Investment decisions for each Fund and for other investment accounts managed by Boston Partners are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.


                       PURCHASE AND REDEMPTION INFORMATION

     You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

     Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

     The computation of the hypothetical offering price per share of an Institutional and Investor Share of the Funds based on the value of each Fund's net assets on August 31, 2000 and each Fund's Institutional and Investor Shares outstanding on such date is as follows:

         INSTITUTIONAL CLASS.

                                        LONG/SHORT
                          BOND            EQUITY       LARGE CAP VALUE     MID CAP VALUE     SMALL CAP VALUE
                          ----          ----------     ---------------     -------------     ---------------
Net assets                $8,727,890    $1,080,063       $39,896,992        $152,696,434       $1,965,355

Outstanding shares           919,949       102,152         3,111,930         13,099,113           172,609

Net asset value           $     9.49    $    10.57       $     12.82        $     11.66        $    11.39
per share

Maximum sales                     --            --                --                 --                --
charge


Maximum offering          $     9.49    $    10.57       $     12.82        $     11.66        $    11.39
price to public


         INVESTOR CLASS.

                                          LONG/SHORT
                           BOND             EQUITY       LARGE CAP VALUE    MID CAP VALUE   SMALL CAP VALUE
                           ----           ----------     ---------------    -------------   ---------------
Net assets                $  170,372      $310,088         $1,414,147         $ 1,929,248      $382,316

Outstanding shares            17,835        29,323            108,390             167,029        33,667

Net asset value           $     9.55      $  10.57         $    13.02         $     11.55      $  11.36
per share

Maximum sales                     --            --                 --                  --            --
charge

Maximum offering          $     9.55      $  10.57         $    13.02         $     11.55      $  11.36
price to public

                               VALUATION OF SHARES

     The net asset values per share of each class of the Fund are calculated as of the close of the NYSE, generally 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Net asset value per share, the value of an individual share in a fund, is computed by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset values of each class are calculated independently of the other classes. Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on a Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.


                             PERFORMANCE INFORMATION

     TOTAL RETURN.

     The Funds may from time to time advertise "average annual total return." Each Fund computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                              P(l+T)n = ERV

     Where :  T       =       average annual total return;

            ERV       =       ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

              P       =       hypothetical initial payment of $1,000; and

              n       =       period covered by the computation, expressed in
                              years.

     And when solving for T:

                                     ERV 1/n
                               T = [(-------) - 1]
                                        P

     The Funds, when advertising "aggregate total return," compute such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                        ERV
            Aggregate Total Return             T = [(-------) -    1]
                                                         P

     The calculations are made assuming that: (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (2) all recurring fees charged to all shareholder accounts are included; and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     Calculated according to the SEC Rules, the average annual total returns for the Funds for the one year period ended August 31, 2000 and since inception were as follows:


                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                 ---------------------------
FUND                                                 INSTITUTIONAL                            INVESTOR
----                                                 -------------                            --------
FOR THE FISCAL YEAR ENDED AUGUST 31, 2000

Bond                                                      8.01%                                  7.72%
Long/Short Equity                                        13.74%                                 13.87%
Large Cap Value                                          11.99%                                 11.67%
Mid Cap Value                                             3.21%                                  2.90%
Small Cap Value                                          31.43%                                 31.33%

SINCE INCEPTION

Bond(1)                                                   4.91%                                  4.64%
Long/Short Equity(2)                                      4.17%                                  4.05%
Large Cap Value(3)                                       11.02%                                 10.34%
Mid Cap Value(4)                                          5.79%                                  5.61%
Small Cap Value(5)                                        6.19%                                  6.04%


(1)  Commenced operations December 30, 1997.
(2)  Commenced operations November 17, 1998.
(3) The Institutional Class commenced operations January 2, 1997 and the Investor Class commenced operations January 16, 1997.
(4)  Commenced operations June 2, 1997.
(5)  Commenced operations July 1, 1998.

     Calculated according to the above formula, the aggregate total returns for the Funds for the one year period ended August 31, 2000 and since inception were as follows:


                                                                   AGGREGATE TOTAL RETURN
                                                                 ---------------------------
FUND                                                 INSTITUTIONAL                            INVESTOR
----                                                 -------------                            --------
FOR THE FISCAL YEAR ENDED AUGUST 31, 2000



Bond                                                      8.01%                                   7.72%
Long/Short Equity                                        13.74%                                  13.87%
Large Cap Value                                          11.99%                                  11.67%
Mid Cap Value                                             3.21%                                   2.90%
Small Cap Value                                          31.43%                                  31.33%

                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                 ---------------------------
FUND                                                 INSTITUTIONAL                            INVESTOR
----                                                 -------------                            --------
SINCE INCEPTION


Bond(1)                                                    13.67%                                 12.90%
Long/Short Equity(2)                                        7.60%                                  7.38%
Large Cap Value(3)                                         46.71%                                 42.91%
Mid Cap Value(4)                                           20.07%                                 19.40%
Small Cap Value(5)                                         13.95%                                 13.60%


-------------
(1)  Commenced operations December 30, 1997.
(2)  Commenced operations November 17, 1998.
(3) The Institutional Class commenced operations January 2, 1997 and the Investor Class commenced operations January 16, 1997.
(4)  Commenced operations June 2, 1997.
(5)  Commenced operations July 1, 1998.

     Investors should note that the total return figures are based on historical earnings and are not intended to indicate future performance.


                                      TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that a Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortball is large enough, the Fund could be disqualified as a regulated investment company.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year and capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that the Funds may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

     Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of its dividends paid to any shareholder: (1) who has provided either an incorrect tax identification number or no number at all; (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."


                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

     RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 15.976 billion shares have been classified into 94 classes as shown in the table below. Shares of the Classes QQ, RR, SS, TT, UU, VV, WW, DDD, EEE, III and JJJ constitute the Funds described herein. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
--------------------------------------------------------    --------------------------------------------------------
A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D  (Tax-Free)                                 100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Small Cap Value
                                                              Fund II)                                    100
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Small Cap Value Fund II)                    100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners
                                                              Institutional Long/Short Equity)            100
L (Bedford Money)                            1500             JJJ (Boston Partners Investors
                                                              Long/Short Equity)                          100
M (Bedford Municipal Money)                   500             KKK (Boston Partners
                                                              Institutional Long-Short Equity)            100
N (Bedford Government Money)                  500             LLL (Boston Partners Investors
                                                              Long-Short Equity)                          100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)          100
P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                              Small Cap Growth)                           100
Q                                             100             Class OOO (Bogle Investors Small
                                                              Cap Growth)                                 100
R (Municipal Money)                           500             Select (Money)                              700
S (Government Money)                          500             Beta 2 (Municipal Money)                     1
T                                             500             Beta 3 (Government Money)                    1
U                                             500             Beta 4 (N.Y. Money)                          1
V                                             500             Principal Class (Money)                     700
W                                             100             Gamma 2 (Municipal Money)                    1
X                                             50              Gamma 3 (Government Money)                   1
Y                                             50              Gamma 4 (N.Y. Money)                         1
Z                                             50              Delta 1 (Money)                              1
AA                                            50              Delta 2 (Municipal Money)                    1
BB                                            50              Delta 3 (Government Money)                   1
CC                                            50              Delta 4 (N.Y. Money)                         1
DD                                            100             Epsilon 1 (Money)                            1

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
--------------------------------------------------------    --------------------------------------------------------
EE                                            100             Epsilon 2 (Municipal Money)                  1
FF (n/i numeric Micro Cap)                    50              Epsilon 3 (Government Money)                 1
GG (n/i numeric Growth)                       50              Epsilon 4 (N.Y. Money)                       1
HH (n/i numeric Mid Cap)                      50              Zeta 1 (Money)                               1
II                                            100             Zeta 2 (Municipal Money)                     1
JJ                                            100             Zeta 3 (Government Money)                    1
KK                                            100             Zeta 4 (N.Y. Money)                          1
LL                                            100             Eta 1 (Money)                                1
MM                                            100             Eta 2 (Municipal Money)                      1
NN                                            100             Eta 3 (Government Money)                     1
OO                                            100             Eta 4 (N.Y. Money)                           1
PP                                            100             Theta 1 (Money)                              1
QQ (Boston Partners Institutional                             Theta 2 (Municipal Money)                    1
Large Cap)                                    100
RR (Boston Partners Investors Large                           Theta 3 (Government Money)                   1
Cap)                                          100
SS (Boston Partners Advisor Large                             Theta 4 (N.Y. Money)                         1
Cap)                                          100
TT (Boston Partners Investors Mid
Cap)                                          100
UU (Boston Partners Institutional
Mid Cap)                                      100
VV (Boston Partners Institutional
Bond)                                         100
WW (Boston Partners Investors Bond)           100



     The classes of Common Stock have been grouped into 14 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market Portfolios.


     RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

     COUNSEL.

     The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.

     INDEPENDENT ACCOUNTANTS.

     PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.

                              FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Portfolios' Annual Report to Shareholders for the fiscal year ended August 31, 2000 (the "2000 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 2000 Annual Report are incorporated by reference herein. The financial statements included in the 2000 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 2000 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS:

     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

NOTES TO FITCH LONG-TERM AND SHORT-TERM RATINGS:

     - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" and "F1" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     - 'NR' indicates the Fitch does not rate the issuer or issue in question.

     - 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     - RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.